Exhibit 10(af)
              Philadelphia Authority for Industrial Development
                    Tax-Exempt Variable Rate Demand/Fixed
                Revenue Bonds (Lannett Company, Inc. Project)
                                Series of 1999








                               Exhibit 10 (af)
              Philadelphia Authority for Industrial Development
          Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds
                (Lannett Company, Inc. Project) Series of 1999






                                LOAN AGREEMENT

                             Dated April 30, 1999

                                by and between

              PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT

                                     and

                            LANNETT COMPANY, INC.

        Relating to Philadelphia Authority for Industrial Development

                     $3,700,000 Tax-Exempt Variable Rate
                       Demand/Fixed Rate Revenue Bonds
                       (Lannett Company, Inc. Project)
                                Series of 1999








                              TABLE OF CONTENTS


                                                                                                          PAGE
                                                                                                          ----
ARTICLE I - DEFINITIONS  .................................................................................   3

         Section 1.01    Definitions......................................................................   3
         Section 1.02    Content of Certificates and Opinions.............................................   3
         Section 1.03.   Interpretation...................................................................   4

ARTICLE II - THE LOAN; USE OF PROCEEDS....................................................................   4

         Section 2.01.   Loan of Funds to the Borrower....................................................   4
         Section 2.02.   Use of Proceeds..................................................................   4
         Section 2.03    Establishment of Completion Date.................................................   4
         Section 2.04    Covenants for Benefit of Bondholders and Bank....................................   5

ARTICLE III - PAYMENT PROVISIONS..........................................................................   5

         Section 3.01    Loan Payments....................................................................   5
         Section 3.02    Letter of Credit.................................................................   6
         Section 3.03    Time of Loan Payments............................................................   6
         Section 3.04    Additional Payments; Taxes; Utility Charges......................................   7
         Section 3.05    Acceleration of Payment to Redeem Bonds..........................................   8
         Section 3.06    No Defense or Set-Off............................................................   9
         Section 3.07    Termination Upon Payment or Defeasance of Fixed Rate Bonds.......................   9
         Section 3.08    Assignment of Authority's Rights.................................................   9
         Section 3.09    Assignment by Borrower...........................................................  10
         Section 3.10    Indemnity Against Claims.........................................................  10
         Section 3.11    Authority is Conduit Issuer; Borrower is Real Party in
                         Interest; Covenant Not to Sue....................................................  11

ARTICLE IV - BORROWER OBLIGATIONS; ASSIGNMENT TO TRUSTEE..................................................  12

         Section 4.01    General Obligation of the Borrower...............................................  12
         Section 4.02    Assignment to Trustee............................................................  12
         Section 4.03    Maintenance and Operation of the Project Facilities..............................  13
         Section 4.04    Maintenance of Existence.........................................................  13
         Section 4.05    Compliance with Laws.............................................................  14
         Section 4.06    Notice of Bankruptcy Case Commencement...........................................  15
         Section 4.07    Substitute Letter of Credit......................................................  15




ARTICLE V - THE PROJECT FACILITIES........................................................................  16

         Section 5.01    Prohibited Uses..................................................................  16

ARTICLE VI - INSURANCE; DESTRUCTION, DAMAGE, EMINENT DOMAIN...............................................  16

         Section 6.01    Insurance to be Maintained.......................................................  16
         Section 6.02    Destruction, Damage and Eminent Domain...........................................  16
         Section 6.03    Notice of Property Loss..........................................................  17
         Section 6.04    Disposition of Casualty Insurance and Condemnation
                         Award Proceeds...................................................................  17

ARTICLE VII - ADDITIONAL COVENANTS OF THE BORROWER........................................................  17

         Section 7.01    Compliance with Laws  ...........................................................  18
         Section 7.02    Power to Perform Obligations.....................................................  18
         Section 7.03    Inspection.......................................................................  18
         Section 7.04    Additional Information ..........................................................  19
         Section 7.05    Tax-Exemption....................................................................  19
         Section 7.06    Hazardous Substances.............................................................  19
         Section 7.07    No Material Proceedings Affecting Borrower.......................................  20
         Section 7.08    Tax Filings......................................................................  20
         Section 7.09    No Existing Defaults.............................................................  20
         Section 7.10    No Material Misstatements or Omissions...........................................  20
         Section 7.11    Inducement to Borrower...........................................................  20
         Section 7.12    Borrower's Annual Reporting Obligations..........................................  20
         Section 7.13    Cooperation with Trustee.........................................................  21
         Section 7.14    Rebate Fund......................................................................  21

ARTICLE VIII - EVENTS OF DEFAULT AND REMEDIES............................................................   22

         Section 8.01    Events of Default................................................................  22
         Section 8.02    Acceleration.....................................................................  23
         Section 8.03    Payment of Loan Payments on Default; Suit Therefor...............................  24
         Section 8.04    Other Remedies...................................................................  24
         Section 8.05    Waiver...........................................................................  25
         Section 8.06    Cumulative Rights................................................................  25
         Section 8.07    No Exercise of Remedies Without Consent of Bank..................................  25
         Section 8.08    Determination of Taxability Not a Default........................................  26

ARTICLE IX - OPTIONS TO TERMINATE AGREEMENT...............................................................  26

         Section 9.01    Option to Terminate Upon Defeasance..............................................  26
         Section 9.02    Option to Terminate Upon the Occurrence of Certain Events........................  26




ARTICLE X - MISCELLANEOUS                                                                                   27

         Section 10.01   Approval of Indenture............................................................  27
         Section 10.02   Taxes and Insurance; Rights of Authority to Pay..................................  28
         Section 10.03   Illegal Provisions Disregarded...................................................  28
         Section 10.04   Limitation of Liability of the Authority.........................................  28
         Section 10.05   No Recourse as to the Authority..................................................  28
         Section 10.06   Reference to Statute or Regulation...............................................  29
         Section 10.07   Notices..........................................................................  29
         Section 10.08   Applicable Law...................................................................  30
         Section 10.09   Amendments.......................................................................  30
         Section 10.10   Term of Agreement................................................................  31
         Section 10.11   Amounts Remaining in Bond Fund...................................................  31
         Section 10.12   Survival of Covenants, Conditions and Representations............................  31
         Section 10.13   Headings.........................................................................  31
         Section 10.14   Multiple Counterparts............................................................  31
         Section 10.15   Consent..........................................................................  31





         THIS LOAN AGREEMENT, dated April 30, 1999 (the "Agreement"), is by and between PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT (the "Authority"), a public body corporate and politic constituting an instrumentality of the Commonwealth of Pennsylvania organized and existing under the Pennsylvania Economic Development Financing Law (Act of August 23, 1967, Act No. 102, P.L. 251, 73 P.S. ss.ss.371 et seq., as amended and supplemented from time to time (the "Act") and LANNETT COMPANY, INC., a Pennsylvania corporation ("Borrower").

                                 WITNESSETH:

         WHEREAS, the Authority is authorized under the Act to acquire, hold, construct, improve, maintain, own, finance, lease in the capacity of lessor or lessee, and/or sell industrial, commercial and specialized development projects for the public purpose of alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities, by the construction, improvement, rehabilitation, revitalization and financing of industrial commercial and specialized enterprises; and

         WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority on such terms and conditions and in such manner as it may deem proper for such consideration and upon such terms and conditions as the Authority may determine to be reasonable; and

         WHEREAS, the Borrower has requested that the Authority issue bonds to finance a project (the "Project") consisting of: (i) the construction of an approximately 40,000 square foot manufacturing and manufacturing-related facility as an addition to a 33,000 square foot existing facility located at 9000 State Road, Philadelphia, Pennsylvania (the "9000 State Road Facility") or, alternatively, the acquisition and renovation of an existing manufacturing and manufacturing-related facility located at 9030 State Road, Philadelphia, Pennsylvania (the "9030 State Road Facility"); (ii) the acquisition of equipment for installation and use in either the 9000 State Road Facility or the 9030 State Road Facility; and (iii) the payment of a portion of the costs of issuance of the Bonds; and

         WHEREAS, pursuant to and in accordance with the provisions of the Act and a resolution adopted by the Authority (the "Resolution"), the Authority has authorized and undertaken to issue $3,700,000 aggregate principal amount of its Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999 (the "Bonds") for the purpose of providing funds for financing the Project; and

         WHEREAS, the Act provides that the Bonds shall be secured by a pledge of, and have a lien upon, the revenues and receipts derived pursuant to this Agreement; and

         WHEREAS, the Bonds are to be issued under and secured by a Trust Indenture of even date herewith (the "Indenture"), between the Authority and First Union National Bank, as trustee (the "Trustee"); and

         WHEREAS, this Agreement provides that the Authority will loan the proceeds of the Bonds to the Borrower to finance a portion of the costs of the Project and the Borrower will agree, among other things, to repay the loan in installments equal to payments of debt service on and the Purchase Price of the Bonds when due; and

         WHEREAS, the Borrower has agreed to make payments pursuant to this Agreement sufficient in the aggregate to pay fully when due the principal of, premium, if any, and interest on the Bonds, the Purchase Price of Bonds tendered for purchase, and related expenses; and

         WHEREAS, the Borrower has caused to be delivered to the Trustee an irrevocable direct pay Letter of Credit (the "Letter of Credit") issued by First Union National Bank (the "Bank"), providing for the payment of the aggregate principal amount and the Purchase Price of the Bonds, due and payable upon tender, maturity, mandatory redemption, optional redemption, sinking fund redemption or acceleration upon an event of default hereunder, plus interest calculated for a period up to forty-six (46) days at a maximum interest rate of fifteen percent (15%) per annum to pay interest on, or the interest component of the Purchase Price of, the Bonds; and

         WHEREAS, the Trustee has agreed under the Indenture to draw on the Letter of Credit at such times and in such amounts as shall be sufficient to pay when due the principal, interest and Purchase Price on the Bonds and to credit all amounts paid under the Letter of Credit against the Borrower's obligation to make installment payments under this Agreement for such items; and

         WHEREAS, as security for the full and prompt payment and performance of all its obligations under the Indenture, including, specifically, without limiting the generality of the foregoing, its obligation to make payment of principal of, premium, if any and interest on the Bonds, when due, the Authority has, pursuant to all the provisions of the Indenture, assigned to the Trustee all of its right, title and interest in, to and under this Agreement (except its right to indemnification and to receive its fees and expenses thereunder), including without limitation, the right to receive the installment payments payable by the Borrower hereunder; and

         WHEREAS, the Authority hereby finds and determines that the financing of the Project will comply with the purposes and provisions of the Act; and

         WHEREAS, the execution and delivery of this Agreement and the Indenture, and the issuance of the Bonds under the Act, have been in all respects duly and validly authorized by the Resolution of the Authority, duly adopted and approved; and

         WHEREAS, the Authority and the Borrower desire to enter into this Agreement to set forth the terms and conditions upon which the Authority will make the Loan, as hereinafter defined.

         NOW, THEREFORE, in consideration of the above premises and of the mutual covenants hereinafter contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

         Section 1.01 Definitions. Terms used as defined terms in the recitals shall have the same meanings throughout this Agreement, and, in addition thereto, capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Indenture.

         Section 1.02 Content of Certificates and Opinions. The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Agreement with respect to compliance with any provision hereof shall include (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that in the opinion of such Person, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion with respect to the subject matter referred to in the instrument to which his signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such Person, such provision has been complied with.

         Any such certificate or opinion made or given by an officer of the Authority or the Borrower may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by Counsel or an accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous. Any such certificate or opinion made or given by Counsel or an accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Borrower, as the case may be) upon a certificate or opinion of or representation by an officer of the Authority or the Borrower, unless such Counsel or accountant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matter upon which such certificate or opinion or representation may be based, as aforesaid, is erroneous. The same officer of the Authority or the Borrower, or the same Counsel or accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Agreement, but different officers, Counsel or accountants may certify to different matters, respectively.

         Section 1.03  Interpretation.

           (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

           (b) Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

           (c) All references herein to "Articles, "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Agreement; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or subdivision hereof.

           (d) Whenever in this Agreement it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when (i) the Letter of Credit is in effect and the Bank is not in default thereunder, (ii) the Bank, in its capacity as provider of the Letter of Credit, is the Holder of any Bonds or (iii) any amounts are due and owing to the Bank under the Reimbursement Agreement.

                                  ARTICLE II

                          THE LOAN; USE OF PROCEEDS

         Section 2.01 Loan of Funds to the Borrower. The Authority hereby agrees that simultaneously with the execution and delivery of this Agreement, it will loan to the Borrower, upon the terms and conditions specified herein and in the Indenture, the proceeds of the sale of the Bonds (the "Loan"), and the Borrower agrees to receive such Loan from the Authority, for the purposes provided herein and in the Indenture.

         Section 2.02 Use of Proceeds. The proceeds of the Bonds shall be deposited with the Trustee and applied as provided in the Indenture and in this Agreement to finance a portion of the costs of the Project.

         Section 2.03 Establishment of Completion Date.

           (a) The Completion Date shall be evidenced to the Authority and the Trustee by a certificate signed by an Authorized Representative of the Borrower stating in effect that (i) all Property for the Project has been acquired and all costs and expenses incurred in connection with such acquisition have been paid; (ii) all equipment for the Project has been installed, such equipment so installed is suitable and sufficient for the operation of the Project, and all costs and expenses incurred in the acquisition and installation of such equipment have been paid, and (iii) all other facilities necessary in connection with the Project have been acquired, constructed, improved, and equipped and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. Forthwith upon completion of the acquisition and equipping of the Project, the Borrower agrees to cause such certificate to be furnished to the Authority and the Trustee. If any amounts remain, prior to any transfer of said amounts to the Bond Fund as provided below, the Trustee shall give notice to the Borrower of the amount of funds remaining unspent in the Project Fund. Any remaining moneys on deposit in the Project Fund shall be forthwith applied to the payment of the Costs of the Project, or if not so applied shall be promptly transferred by the Trustee into the Bond Fund and applied as set forth in Section 2.03(b) below.

           (b) If, after the receipt by the Trustee of the certificate described in subsection 2.03(a) above, at least ninety-five percent (95%) of the sum of (i) the actual amount of the proceeds received by the Authority from the sale of the Bonds less amounts expended for issuance expenses and
(ii) any investment earnings on moneys in the Project Fund, have not been used (A) for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under the Code, or (B) for payment of amounts which are, for federal income tax purposes, chargeable to the Project's capital account or would be so chargeable either with a proper election by the Borrower or but for a proper election by the Borrower to deduct such amounts, any amount (exclusive of amounts retained by the Trustee in the Project Fund for payment of Costs of the Project not then due and payable) remaining in the Project Fund shall be segregated by the Trustee in a separate subaccount of the Bond Fund and used by the Trustee in accordance with the terms of Section 6.08 of the Indenture. The Borrower shall be responsible for calculating the amount to be segregated in the Bond Fund and shall notify the Trustee in writing of such amount.

         Section 2.04 Covenants for Benefit of Bondholders and Bank.
This Agreement is executed in part to induce (a) the purchase by others of the Bonds and (b) the issuance by the Bank of the Letter of Credit, and the participation by the Bank in the funding of advances under the Letter of Credit. Accordingly, all covenants and agreements on the part of the Borrower and the Authority, as set forth in the Agreement, are hereby declared to be for the benefit of the Owners from time to time of the Bonds and for the benefit of the Bank.

                                 ARTICLE III

                              PAYMENT PROVISIONS

         Section 3.01 Loan Payments.

           (a) The Borrower hereby agrees to duly and punctually pay (i) the principal, premium, if any, and interest due and payable on the Bonds; (ii) the Purchase Price of the Bonds, and (iii) any other amounts due and payable by the Borrower under this Agreement. The Borrower shall be given an immediate credit in the amount of all draws paid to the Trustee under the Letter of Credit against the loan payments due hereunder. Any portion of the loan payments due under this Agreement which is not timely paid (upon proper demand under the Letter of Credit by the Trustee) from draws under the Letter of Credit shall be paid to the Trustee directly by the Borrower as provided in Section 3.03 hereof. Any other amounts required to be paid under this Agreement shall be paid by the Borrower to the party entitled to receive same hereunder and in the manner provided for herein. Loan payments shall be made by the Borrower with the Borrower's funds, except to the extent a credit in respect thereof has been granted pursuant to the terms of this Agreement. It is the intention of the Authority and the Borrower that, notwithstanding any other provision of this Agreement, the Authority shall receive funds from the Borrower under this Agreement at such times and in such amounts as will enable the Authority to meet all of its obligations under the Bonds and the Indenture, including any such obligations surviving the payment of the Bonds and the defeasance of the Indenture. The loan payments required by this
Section 3.01(a) shall be reduced after payment of the principal, premium if any and interest on the Bonds in accordance with the terms of the Indenture has been made.

           (b) All loan payments and other sums due and payable to the Authority or the Trustee under this Agreement shall be absolutely net to the Authority or the Trustee, as applicable, free of any taxes, costs, liabilities or other deductions whatsoever with respect to the Project Facilities and the maintenance, repair, or use thereof or any portion thereof, so that this Agreement shall yield all amounts due hereunder net to the Authority or the Trustee throughout the term hereof.

           (c) The Borrower hereby covenants to make all required payments into the Rebate Fund as provided for in the Indenture.

         Section 3.02 Letter of Credit. Concurrently with the issuance by the Authority of the Bonds, the Borrower shall cause to be delivered to the Trustee the Letter of Credit issued by the Bank, authorizing the Trustee to make draws on the Bank, up to an aggregate stated amount of $3,769,945.20, of which not more than $3,700,000 shall be in respect of principal on the Bonds and not more than $69,945.20 shall be in respect of forty-six (46) days interest accrued on the Bonds on or prior to the maturity thereof.

         Section 3.03 Time of Loan Payments.

           (a) The Borrower shall pay to the Trustee, as assignee of the Authority, on the dates and times hereinafter set forth, for deposit in the Bond Fund (but only to the extent such amounts have not been advanced to the Trustee under the Letter of Credit), the following sums as payment of the amount due hereunder:

               (i) On any Interest Payment Date or any other date that any payment of interest, premium, if any, or principal is required to be made in respect of the Bonds pursuant to the Indenture, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, in immediately available funds, a sum which, together with any moneys available for such payment in the Bond Fund, will enable the Trustee to pay the amount payable on such date as principal of (whether at maturity or upon redemption or acceleration or otherwise), premium, if any, and interest on the Bonds as provided in the Indenture; provided, however, that the obligation of the Borrower to make any payment hereunder shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Bank to the Trustee under the Letter of Credit.

           It is understood and agreed that all payments payable by the Borrower under subsection (a)(i) of this Section 3.03 are assigned by the Authority to the Trustee for the benefit of the Owners of the Bonds. The Borrower assents to such assignment. The Authority directs the Borrower, and the Borrower agrees to pay to the Trustee at the Principal Corporate Trust Office of the Trustee, all payments payable by the Borrower pursuant to this subsection (a)(i).

               (ii) The Borrower covenants, for the benefit of the Owners of the Bonds, to pay or cause to be paid, to the Tender Agent, such amounts as shall be necessary to enable the Tender Agent to pay the purchase price of Bonds delivered to it for purchase, all as more particularly described in Sections 5.01, 5.03 and 5.04 of the Indenture; provided, however, that the obligation of the Borrower to make any such payment under this subsection
(a)(ii) shall be reduced by the amount of moneys available for such payment described in subsection (i) or (ii) of Section 5.05 of the Indenture; and provided, further, that the obligation of the Borrower to make any payment under this subsection (a)(ii) shall be deemed to be satisfied and discharged to the extent of the corresponding payment made by the Bank under the Letter of Credit.

               (iii) Additionally, from time to time, the Borrower shall make such payments as shall be necessary to make up any deficiency in or to fully fund any of the funds established under the Indenture.

         Section 3.04 Additional Payments; Taxes; Utility Charges. As Additional Payments hereunder, the Borrower, during the term of the Agreement, shall pay or cause to be paid the following:

           (a) To the public officers charged with the collection thereof, promptly as the same become due, all taxes (or contributions or payments in lieu thereof), including but not limited to income, profits or property taxes, which may now or hereafter be imposed by the United States of America, any state or municipality or any political subdivision or subdivisions thereof, and all assessments for public improvements or other assessments, levies, license fees, charges for publicly supplied water or sewer services, excises, franchises, imposts and charges, general and special, ordinary and extraordinary (including interest, penalties and all costs resulting from delayed payment of any of the foregoing) of whatever name, nature and kind and whether or not now within the contemplation of the parties hereto and which are now or may hereafter be levied, assessed, charged or imposed or which are or may become a lien upon the payments due under the Agreement, the Project Facilities or the use or occupation thereof, or upon the Borrower or the Authority, or upon any franchises, businesses, transactions, income, earnings and receipts (gross, net or otherwise) of the Borrower in connection with the Project Facilities, or its earnings, profits or receipts from, or its subleasing of, the Project Facilities; provided, however, that the Borrower shall not be required to pay or discharge or cause to be paid or discharged any tax, assessment, lien or other matter hereunder so long as the validity thereof is being contested in good faith and by appropriate legal proceedings diligently pursued, so long as the operation of the Project Facilities or the receipt of income therefrom is not adversely affected by reason thereof;

           (b) All reasonable fees, charges and expenses of the Trustee, the Remarketing Agent, the Placement Agent, the Tender Agent and the Bank, as and when the same become due and payable;

           (c) The reasonable fees and expenses of such accountants, consultants, attorneys and other experts as may be engaged by the Authority, the Trustee or the Tender Agent to prepare audits, financial statements, reports, opinions or provide such other services required or permitted under this Agreement or the Indenture; and

           (d) The reasonable fees and expenses of the Authority (including without limitation the Authority Annual Administrative Fee) and the Trustee in connection with this Agreement, the Bonds, the Indenture or the Remarketing Agreement, and any and all other expenses incurred in connection with the authorization, issuance, sale and delivery of any such Bonds or incurred by the Authority and the Trustee in connection with any litigation which may at any time be instituted involving this Agreement, the Bonds, the Indenture or any of the other documents contemplated thereby, or incurred in connection with the supervision or inspection of the Agreement, or otherwise in connection with this Agreement, the Indenture, the Bonds, the Remarketing Agreement or any of the other documents, instruments or agreements in connection therewith. The "Authority Annual Administrative Fee" shall mean the annual fee paid on the Interest Payment Date in each May in an amount equal to one percent (1%) of each loan payment made by the Borrower during the immediately prior year for the general administrative services of the Authority until the Bonds are paid in full. In the event that the Borrower prepays the loan payments (other than through mandatory sinking fund redemption), the Borrower shall pay to the Authority a prepayment fee equal to one-half of one percent (0.5%) of the amount of such prepayment; provided that in the event such prepayment is effected by a refunding by the Authority, such prepayment fee shall be waived in full.

               Such Additional Payments shall be billed to the Borrower by the Authority, the Trustee, the Remarketing Agent, the Tender Agent or the Bank, as the case may be from time to time, together with a statement certifying that the amount billed has been paid or incurred and attaching reasonable supporting documentation indicating that the amount billed has been paid or incurred for one or more of the above items. After such a demand, amounts so billed shall be paid by the Borrower within thirty
(30) days after receipt of the bill by the Borrower.

         Section 3.05. Acceleration of Payment to Redeem Bonds. Whenever the Bonds are subject to optional redemption or extraordinary redemption pursuant to the Indenture and the provisions hereof, the Authority will, upon request of the Borrower, direct the Trustee to call the same for redemption as provided in the Indenture. Whenever any Bond is subject to mandatory redemption pursuant to the Indenture, the Borrower will cooperate with the Authority and the Trustee in effecting such redemption. In the event of any mandatory, optional or extraordinary redemption of the Bonds, the Borrower will pay or cause to be paid to the Trustee an amount equal to the applicable redemption price as a prepayment of that portion of the loan payment corresponding to the Bonds of such series to be redeemed together with interest accrued to the date of redemption and will also pay all fees and expenses of the Authority and the Trustee arising with respect to such redemption or otherwise due and owing hereunder or under the Indenture at such times and in such amounts as are required to effect the mandatory, optional or extraordinary redemption of the Bonds under the terms of the Indenture.

         Section 3.06 No Defense or Set-Off. The obligations of the Borrower to make loan payments shall be absolute and unconditional without any defense or set-off for any reason, including, without limitation, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project Facilities, invalidity or unenforceability of the Bonds, commercial frustration of purpose or failure of the Authority to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement, it being the intention of the parties that the payments required of the Borrower hereunder will be paid in full when due without any delay or diminution whatsoever.

         Section 3.07. Termination Upon Payment or Defeasance of Bonds.
When (a) interest on, and principal or the redemption price (as the case may be) of, all Bonds issued under the Indenture, together with all other amounts due and payable by the Borrower hereunder, shall have been paid, or (b) there shall have been deposited with the Trustee an amount evidenced by moneys or Government Obligations, the principal of and interest on which, when due, without reinvestment, will provide sufficient moneys to fully pay the principal or redemption price (as the case may be) of and all accrued interest on all Bonds then Outstanding, as well as all other sums payable or to become payable by the Borrower under the Agreement, as evidenced by a verification report from an independent public accountant, delivered to the Trustee, satisfactory in form and content to the Trustee, no further loan payments shall be payable hereunder and, with the consent of the Bank (if the Letter of Credit remains outstanding or if any amounts are due and owing to the Bank under the Reimbursement Agreement), this Agreement shall thereupon be terminated, and the Authority, (i) shall cause the Trustee to pay over to the Borrower any additional moneys then remaining in any Funds under the Indenture (and which will not be required to pay any amounts as set forth in the preceding sentence), and (ii) shall pay over to the Borrower any additional moneys which may be paid to the Authority by the Trustee; provided, however, that in each case moneys remaining in any Fund under the Indenture shall be first paid to the Bank to the extent of any moneys then due and owing from the Borrower to the Bank under the Reimbursement Agreement and, provided further, that the provisions of Section 3.10 shall not be terminated.

         Section 3.08. Assignment of Authority's Rights. As security for the payment of the Bonds, the Authority will assign to the Trustee all the Authority's rights under the Agreement (except its right to indemnification and to receive its fees and expenses thereunder). Subject to the prior assignment made to the Trustee to secure the Bonds, the Authority will also assign all the Authority's rights under this Agreement to the Bank to secure the Reimbursement Agreement (except its right to indemnification and to receive its fees and expenses thereunder). The Borrower consents to such assignments and agrees to make the loan payments under Section 3.01 and
Section 3.05 hereof directly to the Trustee without defense or set-off by reason of any dispute between the Borrower and the Trustee. Whenever the Borrower is required to obtain the consent of the Authority hereunder, the Borrower shall also obtain the consent of the Bank.

         Section 3.09 Assignment by Borrower. This Agreement may be assigned in whole or in part by the Borrower without the necessity of obtaining the consent of the Trustee or the Owners of the Bonds; provided, however, that any such assignment shall require the prior written consent of the Bank (as long as the Bank is not in default under the Letter of Credit) and the Authority; and further provided that no assignment pursuant to this Section shall be made otherwise than in accordance with the Act and the Code as from time to time amended. The Borrower shall, within thirty (30) days after execution thereof, furnish or cause to be furnished to the Authority, the Trustee and the Bank a true and complete copy of each such assignment together with any instrument of assumption.

         Section 3.10  Indemnity Against Claims.

           (a) The Borrower agrees that at all times it will protect and hold the Authority and the Trustee, their officers, members, employees, directors and agents harmless and indemnified from and against all claims for losses, damages or injuries to others, including death, personal injury and property damage or loss, arising during the term hereof or during any other period arising out of the acquisition, installation and equipping of the Project Facilities; and neither the Authority nor the Trustee shall be liable for any loss, damage or injury to the person or property of the Borrower or its agents, servants or employees or any other person who or which may be upon the Project Facilities or damaged or injured as a result of any condition existing or activity occurring upon the Project Facilities or any other matter connected directly or indirectly therewith due to any act or negligence of any person, excepting only willful misconduct of the Authority or the Trustee, their officers, agents, members, directors or employees. The indemnity provided for in this Section 3.10(a) shall be effective only to the extent that any loss sustained by the Authority and the Trustee, their officers, members, employees, directors and agents shall be in excess of the net proceeds recovered upon any insurance carried with respect to the loss sustained.

           (b) The Borrower hereby covenants and agrees that it will indemnify and hold the Trustee and its directors, officers, employees and agents ("Indemnitees") harmless from and against all claims, liabilities, losses, suits, judgments, fines, damages, penalties and expenses, including out-of-pocket and incidental expenses and the fees and expenses of its attorneys, as well as the allocated costs and expenses of its in-house counsel and legal staff ("Losses") resulting from the Trustee following any direction given to it under this Agreement, the Indenture and the other Bond Documents. In addition to the requirements of the preceding sentence, the Borrower also agrees to indemnify the Indemnitees and hold them harmless from and against any and all Losses incurred by any of them resulting from the Trustee's exercise and performance of its power and duties granted to it under the Agreement, the Indenture and the other Bond Documents and not resulting from Trustee's gross negligence or willful misconduct.

           (c) The Borrower will indemnify, hold harmless and defend the Authority and the Trustee, and the respective officers, members, directors, officials and employees of each of them against all losses, costs, damages, expenses, suits, judgments, actions and liabilities of whatever nature including, specifically, any liability under any state or federal securities laws (including but not limited to reasonable attorneys' fees, litigation and court costs, amounts paid in settlement and amounts paid to discharge judgments) directly or indirectly resulting from or arising out of or related to: (i) the installation, operation, use, maintenance or ownership of the Project Facilities (including compliance with laws, ordinances and rules and regulations of public authorities relating thereto); or (ii) any statements or representations with respect to the Borrower, the Project Facilities, this Agreement, the Bonds, the Indenture, the Letter of Credit, the Reimbursement Agreement or any other documents or instruments delivered at or in connection with the closing held on the Closing Date (including any statements or representations made in connection with the offer or sale thereof) made or given to the Authority, the Trustee or any underwriters or purchasers of any of the Bonds, by the Borrower or any of its officers, partners, agents or employees, including, but not limited to, statements or representations of facts, financial information or corporate or partnership affairs. The Borrower also will pay and discharge and indemnify and hold harmless the Authority and the Trustee from (x) any lien or charge upon payments by the Borrower to the Authority and the Trustee under this Agreement and (y) any taxes (including, without limitation, any ad valorem taxes and sales taxes, assessments, impositions and other charges in respect of any portion of the Project Facilities). If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, the Authority or the Trustee will give prompt notice to the Borrower, and the Borrower will have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

           (d) If the indemnification provided heretofore is for any reason determined to be unavailable to the Authority or the Trustee or their directors, officers, employees and agents, or any of them, with respect to any such Losses, the Authority and the Trustee as appropriate, shall be entitled as a matter of right to contribution by the Borrower. The amount of such contribution shall be in such proportion as is appropriate to reflect relative culpability of the parties.

           (e) The provisions of this Section 3.10 shall survive the termination and discharge of this Agreement and the Indenture and the resignation or removal of the Trustee for any reason.

         Section 3.11. Authority is Conduit Issuer; Borrower is Real Party in Interest; Covenant Not to Sue.

           (a) The Borrower hereby expressly acknowledges that the Authority is a conduit issuer and that all of the right, title and interest of the Authority in and to this Agreement, but not the obligations of the Authority, are to be assigned first to the Trustee and then on a subordinated basis to the Bank (except for the right of the Authority to receive its reasonable fees and expenses and to indemnification), naming the Trustee and the Bank, as applicable, its true and lawful attorney for and in its name to enforce the terms and conditions of this Agreement. Notwithstanding any other provision contained herein, the Borrower hereby expressly agrees, acknowledges and covenants that it shall duly and punctually perform or cause to be performed each and every duty and obligation of the Authority under and pursuant to the Indenture.

           (b) The Borrower covenants and agrees that it shall neither sue the Authority, or any of its board members, officers, agents or employees, past, present or future, for any claim, loss, demand, action or nonaction based upon this financing nor ever raise as a defense in any proceedings whatsoever that the Authority is the true party in interest. Notwithstanding the provisions of the foregoing sentence, the Borrower shall be entitled to
(i) bring an action of specific performance against the Authority to compel any action required to be taken by the Authority hereunder or an action to enjoin the Authority from performing any action prohibited by this instrument, but no such action shall in any way impose pecuniary liability against the Authority or any of its board members, officers, agents or employees, and (ii) join the Authority in any litigation if such joinder is necessary to pursue any of the Borrower's rights, provided that prior to such joinder, the Borrower shall post such security as the Authority may require to further protect the Authority from loss.

                                  ARTICLE IV

                 BORROWER OBLIGATIONS; ASSIGNMENT TO TRUSTEE

         Section 4.01 General Obligation of the Borrower. This Agreement constitutes a general obligation of the Borrower and the full faith and credit of the Borrower is pledged to the payment of all amounts due hereunder.

         Section 4.02 Assignment to Trustee. The Authority, immediately following execution and delivery hereof, shall assign this Agreement and all loan payments payable hereunder (except its right to receive its fees and expenses and indemnification) to the Trustee pursuant to the Indenture, IN TRUST, to be held and applied pursuant to the provisions of the Indenture, and to the Bank. The Borrower: (1) consents to such assignments and accepts notice thereof with the same legal effect as though such acceptances were embodied in separate instruments, separately executed after execution of such assignments; (2) agrees to pay directly to the Trustee or the Bank, as applicable, all payments payable hereunder for application to amounts then due and payable or to become due and payable under the Indenture, such payments to be paid by the Borrower to the Trustee without any defense, set-off or counterclaim arising out of any default on the part of the Authority under the Agreement or any transaction between the Borrower and the Authority or the Borrower and the Trustee; and (3) agrees that the Trustee and the Bank, after the Bonds and fees and expenses of the Trustee have been paid, may exercise any and all rights and pursue any and all remedies granted the Authority hereunder.

         Section 4.03 Maintenance and Operation of the Project Facilities.

           (a) During the term of this Agreement, the Borrower will at its own cost and expense keep and maintain, or cause to be kept and maintained, in good repair and condition (excepting reasonable wear and tear) the Project Facilities and all additions and improvements thereto, and pay, or cause to be paid, any costs and expenses arising out of its use of the Project Facilities.

           (b) The Borrower agrees to timely pay for any improvements to the Project Facilities lawfully done or lawfully ordered to be done by any municipal, state or federal authority and to comply in all material respects at its own cost and expense with all lawful and enforceable notices received (whether by the Authority or the Borrower) from public authorities from and after the date hereof that affect the Project Facilities and the use and operation thereof, other than those improvements, orders and notices, the amount, validity or application of which is at the time being contested, in whole or in part, in good faith by appropriate proceedings promptly initiated and diligently conducted.

           (c) The Borrower covenants and agrees that the Project Facilities shall be used only for the purpose of industrial or commercial activities or activities accessory thereto, and only for such purposes as are lawful under the Act.

         Section 4.04 Maintenance of Existence. (a) Except as otherwise permitted in the Reimbursement Agreement, Borrower agrees that it will maintain its existence as a Delaware corporation, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another entity.

           (b) The Borrower shall not sell, assign, transfer or otherwise dispose of substantially all of the Project or substantially all of its assets, except as may be required by a condemnation by a proper authority or except as permitted by the Indenture. Notwithstanding the preceding sentence, the Project or this Agreement may be transferred without violating this Section, provided (i) the Borrower causes the proposed transferee to furnish the Authority with a "Change of Ownership Information Form" or similar form then in use by the Authority and the Authority approves in writing the transferee; (ii) the net worth of the transferee following the transfer is substantially equal to or greater than the net worth of the Borrower immediately preceding the transfer as certified to by the independent auditors of the Borrower; (iii) any litigation or investigations known to the Borrower in which the transferee or, where applicable, its officers and directors are involved at the time of such transfer (other than litigation involving the Borrower), and any court, administrative or other orders to which the transferee is or, where applicable, its officers and directors are, subject, relate to matters arising in the ordinary course of business; (iv) the transferee assumes in writing the obligations of the Borrower under this Agreement, the Placement Memorandum, the Tax Compliance Agreement and the Bonds; and (v) after the transfer, the Project shall continue to be operated as an authorized project under the Act. The Borrower shall, prior to the taking of any of the foregoing proposed actions, deliver to the Authority and the Trustee an opinion of nationally recognized bond counsel to the effect that the proposed action will not cause the interest on the Bonds to become includable in the gross income of the Owners of the Bonds for federal or state income tax purposes except in the event such Owner is a substantial user or a related person thereto within the meaning of Section 144(a)(3) or
Section 147(a) of the Code.

           (c) Subject to the provisions of paragraph (b), the Borrower may not assign or transfer the whole or any part of this Agreement without the prior express written consent of the Authority and the Trustee. Any assignment of this Agreement by the Borrower without the prior express written consent of the Authority and the Trustee shall be null and void.

           (d) The Borrower shall not sell or otherwise dispose of any possessory interest in whole or in part of the Project without complying with the provisions of paragraph (b), except in the ordinary course of its business.

           (e) The Borrower shall not lease, sublease or otherwise dispose of any possessory interest in whole or in part of the Project without the prior express written consent of the Authority. In the event that the Borrower proposes to lease or sublease the Project or any portion thereof to any tenant other than the Borrower and the proposed lessee shall submit to the Authority and, if required under the terms of the Reimbursement Agreement, the Bank, an application for project occupants in the form currently in use by the Authority and a copy of the proposed lease. The Authority may review the proposed lease and application to determine if it tends to further the public purposes for which the Authority was created, and if the Authority determines that the lease would not promote these purposes, it may disapprove the proposed lease.

               In making the determination described above, the Authority may consider, among other criteria, (i) if the proposed occupancy complies with the conditions specified in the Act for the Authority's assistance to "projects" as defined in the Act; (ii) if the proposed occupancy is consistent with the provisions respecting tax-exempt qualified small issue bond financings set forth in Section 144 of the Code; and (iii) if the proposed lease will result in the loss of employment for a substantial number of Pennsylvania workers by reason of relocating the business of the lessee from one part of the Commonwealth to another or for any other reason.

               If the Authority fails to deliver notice of either approval or disapproval of a proposed lease within twenty (20) days from the day the Authority receives a proposal for the lease, including all of the information identified above and such other information as the Authority may reasonably require, the proposed lease shall be deemed to be approved by the Authority. The Borrower shall promptly send a copy of each executed lease to the Authority.

         Section 4.05 Compliance with Laws. With respect to the Project Facilities and any additions, alterations or improvements thereto, the Borrower will at all times comply with all applicable requirements of federal, state and local laws and with all applicable lawful requirements of any agency, board, or commission created under laws of the State or of any other duly constituted public authority, and will use, and permit the use of the Project Facilities only for such purposes as are lawful under the Act; provided, however, that the Borrower shall be deemed in compliance with this
Section 4.05 so long as it is contesting in good faith any such requirement by appropriate legal proceedings.

         Section 4.06 Notice of Bankruptcy Case Commencement. The Borrower covenants and agrees that it shall immediately notify in writing the Authority, the Bank, the Trustee and the Placement Agent of the commencement of any case by or against it under the Bankruptcy Code.

         Section 4.07 Substitute Letter of Credit. The Borrower may provide for the delivery to the Trustee of a Substitute Letter of Credit upon written notice to the Trustee the Tender Agent, the Remarketing Agent, the Placement Agent and the Authority. Any Substitute Letter of Credit shall be delivered to the Trustee not later than the thirtieth (30th) Business Day prior to the expiration of the Letter of Credit it is being issued to replace on or before the date of the delivery of any Substitute Letter of Credit to the Trustee, as a condition to the acceptance of any Substitute Letter of Credit by the Trustee, the Borrower shall furnish to the Issuer, the Trustee and the Remarketing Agent (i) written evidence that the issuer of such Substitute Letter of Credit is a commercial bank organized and doing business in the United States or a branch or agency of a foreign commercial bank located and doing business in the United States and subject to regulation by state or federal banking regulatory authorities and that it has been assigned the same rating as the Letter of Credit in effect prior to the substitution of the Substitute Letter of Credit, if the Letter of Credit is then rated (ii) an opinion of nationally recognized bond counsel stating that the delivery of such Substitute Letter of Credit is authorized under this Agreement and the Indenture and the Act and complies with the terms hereof and that the delivery of such Substitute Letter of Credit does not adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes, (iii) an opinion of Counsel satisfactory to the Trustee, the Issuer, the Borrower and the Remarketing Agent to the effect that the Substitute Letter of Credit is the legal, valid and binding obligation of the issuer (or, in the case of a branch or agency of a foreign commercial bank, the branch or agency) issuing the same, enforceable in accordance with its terms, that payments of principal, premium, if any (if such Substitute Letter of Credit secures the payment of premium), or Purchase Price of or interest on the Bonds from the proceeds of a drawing on the Substitute Letter of Credit will not constitute avoidable preferences under the Bankruptcy Code or other applicable laws and regulations and that it is not necessary to register the Substitute Letter of Credit under the Securities Act of 1933, as amended, or to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended and (iv) written evidence from each Rating Agency then rating the Bonds (if any), if the Bonds are then rated, that the rating on the Bonds will not be reduced or withdrawn as a result of the acceptance of the Substitute Letter of Credit. In the case of a Substitute Letter of Credit issued by a branch or agency of a foreign commercial bank there shall also be delivered an opinion of counsel satisfactory to the Trustee, the Authority, the Borrower and the Remarketing Agent and licensed to practice law in the jurisdiction in which the head office of such bank is located, to the effect that the Substitute Letter of Credit is the legal, valid and binding obligation of such bank enforceable in accordance with its terms. The Trustee shall accept any such Substitute Letter of Credit only in accordance with the terms, and upon the satisfaction of the conditions, contained in this section and any other provisions applicable to acceptance of a Substitute Letter of Credit under this Agreement and the Indenture.

                                  ARTICLE V

                            THE PROJECT FACILITIES

         Section 5.01 Prohibited Uses. The Borrower covenants and agrees that it will not use or permit the use by any Person of any of the funds provided by the Authority hereunder or any other of its funds, directly or indirectly, or direct the Trustee to invest any funds held by it under the Indenture or this Agreement, in such manner as would, or enter into, or allow any "related person" (as defined in Section 144(a)(3) of the Code) to enter into, any arrangement, formal or informal, that would, or take or omit to take any other action that would, cause any Bond to be an "arbitrage bond" within the meaning of Section 148(a) of the Code. The Borrower acknowledges having read Sections 6.13 and 7.06 of the Indenture and agrees to perform all duties imposed upon it by such Sections and by the Tax Compliance Agreement. Insofar as said Sections and the Tax Compliance Agreement impose duties and responsibilities on the Borrower, they are specifically incorporated herein by reference.

                                  ARTICLE VI

                INSURANCE; DESTRUCTION, DAMAGE, EMINENT DOMAIN

         Section 6.01 Insurance to be Maintained. The Borrower covenants to provide and maintain continuously unless otherwise herein provided, adequate insurance on the Project Facilities as shall be mutually agreed upon by the Bank and the Borrower. Each insurance policy with respect to the Project Facilities shall name the Bank and the Authority as additional insureds.

         Section 6.02 Destruction, Damage and Eminent Domain. If the Project Facilities shall be wholly or partially destroyed or damaged by fire or other casualty covered by insurance, or shall be wholly or partially condemned, taken or injured by any Person, including any Person possessing the right to exercise the power of or a power in the nature of eminent domain or shall be transferred to such a Person by way of a conveyance in lieu of the exercise of such a power by such a Person, the Borrower covenants that it will take all actions and will do all things which may be necessary to enable recovery to be made upon such policies of insurance or on account of such taking, condemnation, conveyance, damage or injury. The Borrower is authorized, in its own name, as trustee of an express trust, to demand, collect, sue, settle claims, receipt and release moneys which may be due and payable under policies of insurance covering such damage or destruction or on account of such condemnation, damage or injury. Any moneys recovered (i) on policies of insurance required to be maintained hereunder or (ii) as a result of any taking, condemnation, conveyance, damage or injury shall be deposited in the Project Fund held by the Trustee under the Indenture and shall be applied in accordance with the provisions of Section 6.04 hereof; provided, however, that as long as the Bank is not in default under the terms of the Letter of Credit, the applicable provisions of the Reimbursement Agreement shall control the disposition of casualty insurance and condemnation award proceeds.

           Any appraisement or adjustment of loss or damage and any settlement or payment therefore, shall be agreed upon by the Borrower, the Bank (as long as the Bank is not in default under the Letter of Credit) and the appropriate insurer or condemnor or Person, and shall be evidenced to the Bank by the certificate and approvals set forth in the Indenture. The Bank may rely conclusively upon such certificates.

         Section 6.03 Notice of Property Loss. After the occurrence of loss or damage to, or after receipt of notice of condemnation of, the Project Facilities, the Borrower shall within five (5) Business Days thereof notify the Authority, the Trustee and the Bank, in writing, of such damage.

         Section 6.04 Disposition of Casualty Insurance and Condemnation Award Proceeds. If the Bank is in default under the terms of the Letter of Credit, and as long as the Borrower is not in default under the terms of this Agreement, the Borrower may elect, in its discretion, whether to apply the proceeds of any casualty insurance coverage and/or condemnation awards to (i) the repair, reconstruction or replacement of damaged, destroyed or injured property comprising the Project Facilities or (ii) the redemption of Bonds pursuant to the applicable provisions of the Indenture. Absent timely direction from the Borrower as to the application of any casualty insurance coverage and/or condemnation awards or if the Borrower shall be in default under the terms of this Agreement, the proceeds thereof shall be applied to the extraordinary redemption of the Bonds at par plus accrued interest through the date of redemption. For purposes of the preceding sentence, "timely direction" shall mean thirty (30) days after the Borrower has agreed, in connection with any damage to or condemnation of the Project Facilities, upon the settlement or payment with respect to any appraisement or adjustment of loss or damage, as appropriate.

                                ARTICLE VII

                   ADDITIONAL COVENANTS OF THE BORROWER

           The Borrower makes the following additional representations and covenants:

         Section 7.01 Compliance with Laws. The Borrower covenants that all actions heretofore and hereafter taken by the Borrower or by the Authority upon the recommendation or request of any officer of the Borrower to acquire and carry out the Project have been and will be in full compliance with all pertinent laws, ordinances, rules, regulations and orders applicable to the Borrower. In connection with the operation, maintenance, repair and replacement of the Project Facilities, the Borrower covenants that it shall comply with all applicable ordinances, laws, rules, regulations and orders of the government of the United States of America, the State, the County of Philadelphia, and any other applicable government unit having jurisdiction over it, and any requirement of any board of fire underwriters having jurisdiction or of any insurance company writing insurance on the Project Facilities; provided, however, that nothing herein shall prevent or prohibit the Borrower from contesting in good faith and by appropriate proceedings the legality or reasonableness of any such standards, or the imposition of any such standards upon it with respect to the Project Facilities so long as the operation of the Project Facilities or the receipt of income therefrom would not be adversely affected by reason thereof. The Borrower further covenants and represents that the Project Facilities are in compliance with all applicable laws and ordinances. The Borrower covenants that it shall not take any action or request the Authority to execute any release which would cause the Project Facilities to be in violation of such laws or ordinances or such that a conveyance of the Project Facilities or of any portion of the Project Facilities would create a violation of such laws and ordinances. The Borrower acknowledges that any review by the Authority or Counsel to the Authority of any action heretofore or hereafter taken by the Borrower has been or will be solely for the protection of the Authority. Such reviews shall not prevent the Authority from enforcing any of the covenants made by the Borrower.

         Section 7.02 Power to Perform Obligations.

           (a) The Borrower covenants and represents that it has full power and legal right to enter into this Agreement and perform its obligations hereunder. The making and performance of the Agreement by the Borrower has been duly authorized by all necessary action and will not conflict with or constitute a breach of or default under its Articles of Incorporation or By-Laws, or any bond, contract, indenture, agreement or any other instrument by which the Borrower or any of its properties is or may be bound.

           (b) The Borrower covenants and agrees that throughout the term of this Agreement it shall not take any action or permit any action to be taken on its behalf, or cause or permit any circumstances within its control to arise or continue, if such action or circumstances would cause the interest paid by the Authority on the Bonds to be subject to federal income tax in the hands of the Owners thereof.

           (c) The Borrower is duly qualified to do business in the State, has the power and authority to own its properties and assets and to carry on its business as now being conducted.

           (d) The execution, delivery and performance by the Borrower of this Agreement and other instruments required hereunder:

               (i) do not and will not in any material respect conflict with or violate any provision of law, rule or regulation, any order of any court or other agency of government;

               (ii) do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by this Agreement, the Indenture and all documents and instruments executed in connection herewith or therewith.

         Section 7.03 Inspection. The Borrower covenants that the Authority, by its duly authorized representatives, at reasonable times and with reasonable notice, for purposes of determining compliance with the Agreement, may inspect any part of the Project Facilities.

         Section 7.04 Additional Information. The Borrower agrees, whenever requested by the Authority, to provide and certify or cause to be provided and certified such information concerning the Project Facilities, to enable the Authority to make any reports or supply any information required by the Indenture, law, governmental regulation or otherwise.

         Section 7.05 Tax-Exemption. The Borrower covenants and agrees that it will not take any action or permit any action to be taken on its behalf, or cause or permit any circumstances within its control to arise, if such action or circumstances would cause the interest paid on the Bonds to be includible in the gross income of the Bondholders under the Indenture.

         Section 7.06 Hazardous Substances.

           (a) The Borrower shall comply with all applicable federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substances (as defined in subsection (b) below), and shall keep the Property free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. In the event that the Borrower receives any notice from any governmental authority with regard to Hazardous Substances on, from or affecting the Premises, the Borrower shall (i) immediately notify the Bank and the Authority and any other Person, governmental or quasigovernmental authority that it is required to notify pursuant to any applicable law at such time as it is aware of a release or threatened released of a Hazardous Substance on, from or affecting the Premises, (ii) immediately notify the Bank and the Authority at such time as an environmental investigation or clean-up proceeding is instituted by any Person in connection with the Premises, (iii) fully comply with and assist any such environmental investigation and clean-up proceeding, (iv) promptly execute and complete any remedial actions necessary to ensure that no environmental liens or encumbrances are levied against or exist with respect to the Premises, and
(v) promptly, upon the written request of the Bank or the Authority provide the Bank and the Authority, from time to time, with an environmental site assessment or report, in form and substance satisfactory to Bank, and (vi) provide the Bank and the Authority with copies of all notices received by the Borrower from any governmental authority or other Person with regard to Hazardous Substances on, from or in any way affecting the Premises. The Borrower shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances on, from or affecting the Premises in accordance with all applicable federal, state and local laws, ordinances, rules, regulations, and policies and to the satisfaction of the Bank.

           (b) As used herein, the term "Hazardous Substances" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, hazardous or toxic pollutant, or related materials, asbestos or any material containing asbestos, or petroleum, petroleum by-products or materials containing petroleum, or any other substance, mixture, waste, compound, material, element, product, or matter as defined by any federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. ss.ss. 1801 et seq.), the Resource Conservation and Recovery Act, amended (42 U.S.C. ss.ss. 9601 et seq.), the Clean Water Act, as amended (33 U.S.C. ss.ss. 1251 et seq.), and the Clean Air Act, as amended (42 U.S.C. ss.ss. 7401 et seq.), and in the regulations adopted and publications promulgated pursuant thereto at any time.

         Section 7.07 No Material Proceedings Affecting Borrower. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Borrower, threatened against or affecting it or any of its properties or rights which, if adversely determined, would (i) materially affect the transactions contemplated hereby, (ii) affect the validity or enforceability of this Agreement, the Indenture, the other applicable Bond Documents and all documents and instruments executed in connection herewith or therewith, (iii) affect the ability of the Borrower to perform its obligations under this Agreement, the Indenture, the other applicable Bond Documents and all documents and instruments executed in connection herewith or therewith, (iv) materially impair the value of the Project, (v) materially impair the Borrower's right to carry on its business substantially as now conducted, or
(vi) have a material adverse effect on the Borrower's financial condition.

         Section 7.08 Tax Filings. The Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment it has received, to the extent that such taxes have become due, except such taxes are as being contested by the Borrower in appropriate proceedings.

         Section 7.09 No Existing Defaults. The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which it is bound.

         Section 7.10 No Material Misstatements or Omissions. The
Placement Memorandum, the Indenture, this Agreement, the other applicable Bond Documents and all other documents, certificates, or statements furnished to the Trustee, the Authority or the Bank by the Borrower do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein regarding the Borrower not misleading or incomplete. It is specifically represented that the Borrower is neither involved in any litigation required to be disclosed in the Placement Memorandum nor is the subject of any investigation or administrative proceeding except as disclosed in the Placement Memorandum. It is specifically understood by the Borrower that all such statements, representations and warranties shall be deemed to have been relied upon by the Authority as an inducement to make the Loan and by the Bank as an inducement to post the Letter of Credit and that if any such statements, representations and warranties were false at the time they were made, the Authority or the Bank may, in its sole discretion, consider any such misrepresentation or breach of warranty an Event of Default under
Section 8.01 hereof and exercise the remedies provided for in this Agreement.

         Section 7.11 Inducement to Borrower. Financial assistance provided by the Authority is an important inducement to the Borrower to locate or retain the Project within the State.

         Section 7.12 Borrower's Annual Reporting Obligations. On each anniversary of the Issue Date of the Bonds, the Borrower shall furnish or cause to be furnished to the Authority, the Bank and the Trustee the following:

           (a) copies of a no default certificate of an Authorized Representative of the Borrower, to the effect that he is not aware of any condition, event or act which constitutes an uncured Event of Default; and

           (b) a written description of the present use of the Project and a description of any anticipated material change in the use of the Project or in the number of employees employed at the Project.

             The Borrower shall also furnish annually to the Authority an employment report on a form to be supplied by the Authority.

         Section 7.13 Cooperation with Trustee. The Borrower covenants and agrees that it will not interfere with the exercise of the power and authority granted to the Trustee in the Indenture. The Borrower further agrees to aid in furnishing to the Authority or the Trustee any documents, financial reports, certificates or opinions that may be required under the Indenture or this Agreement or requested by the Trustee and to comply with the provisions thereof or hereof to the extent applicable to the Borrower.

         Section 7.14 Rebate Fund. The Borrower hereby agrees to calculate the amount to be deposited in the Rebate Fund and the amount to be rebated to the United States of America pursuant to Section 148(f) of the Code in any manner not inconsistent with its arbitrage covenants set forth in the Tax Compliance Agreement and in this Agreement. Such calculation shall give regard to all regulations applicable to such Section 148(f) including any temporary regulations heretofore or hereafter released.

         Section 7.15 Nondiscrimination. During the term of this Agreement, the Borrower agrees, as to itself and as to each occupant of the Project Facilities controlling, controlled by or under common control with the Borrower (each a "Contractor") as follows:

           (a) Contractor shall not discriminate against any employee, applicant for employment, independent contractor or any other Person because of race, color, religious creed, handicap, ancestry, national origin, age or sex. Contractor shall take affirmative action to insure that applicants are employed, and that employees or agents are treated during employment, without regard to their race, color, religious creed, handicap, ancestry, national origin, age or sex. Such affirmative action shall include, but is not limited to: employment, upgrading, demotion or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training. Contractor shall post in conspicuous places, available to employees, agents, applicants for employment and other persons, a notice to be provided by the contracting agency setting forth the provisions of this Section 7.15.

           (b) Contractor shall in advertisements or requests for employment placed by it or on its behalf, state that all qualified applicants will receive consideration for employment without regard to race, color, religious creed, handicap, ancestry, national origin, age or sex.

           (c) Contractor shall send each labor union or workers' representative with which it has a collective bargaining agreement or other contract or understanding, a notice advising said labor union or workers' representative of its commitment to this nondiscrimination clause. Similar notice shall be sent to every other source of recruitment regularly utilized by Contractor.

           (d) It shall be no defense to a finding of noncompliance with this
Section 7.15 that Contractor had delegated some of its employment practices to any union, training program or other source of recruitment which prevents it from meeting its obligations. However, if the evidence indicates that Contractor was not on notice of the third-party discrimination or made a good faith effort to correct it, such factor shall be considered in mitigation in determining appropriate sanctions.

           (e) Where the practices of a union or of any training program or other source of recruitment will result in the exclusion of minority group persons, so that Contractor will be unable to meet its obligations under this
Section 7.15, Contractor shall then employ and fill vacancies through other nondiscriminatory employment procedures.

           (f) Contractor shall comply with all state and federal laws prohibiting discrimination in hiring or employment opportunities.
Noncompliance with this Section 7.15 will constitute an Event of Default under this Agreement.

           (g) Contractor shall furnish all necessary employment documents and records to, and permit access to its books, records and accounts by, the Authority for purposes of investigation to ascertain compliance with the provisions of this Section 7.15. If Contractor does not possess documents or records reflecting the necessary information requested, it shall furnish such information on reporting forms supplied by the Authority.

           (h) Contractor shall actively recruit minority subcontractors and women subcontractors or subcontractors with substantial minority or women representation among their employees.

           (i) Contractor shall include the provisions of this Section 7.15 in every subcontract, so that such provisions will be binding upon each subcontractor.

           (j) Contractor obligations under this Section 7.15 are limited to Contractor's facilities within Pennsylvania or, where the contract is for purchase of goods manufactured outside of Pennsylvania, the facilities at which such goods are actually produced.


                                 ARTICLE VIII

                        EVENTS OF DEFAULT AND REMEDIES

         Section 8.01 Events of Default. Each of the following events shall constitute an "Event of Default" under this Agreement:

           (a) if the Borrower fails to make any payment required by Sections 3.01, 3.03 or 3.05 hereof; or

           (b) if the Borrower fails to make any other payment required hereby and such failure continues for ten (10) days after the Authority or the Trustee gives notice to the Borrower that such payment is due and unpaid; or

           (c) if the Borrower fails to perform any of its other covenants or conditions or fails to perform any of its obligations hereunder and such failure continues for thirty (30) days after the Authority or the Trustee gives the Borrower notice thereof; provided, however, that if such performance requires work to be done, actions to be taken, or conditions to be remedied, which by their nature cannot reasonably be done, taken or remedied, as the case may be, within such thirty (30) day period, no Event of Default shall be deemed to have occurred or to exist if, and so long as, the Borrower shall commence such performance within such thirty (30) day period and shall diligently and continuously proceed to completion; or

           (d) if the Borrower commits any act of bankruptcy under the Bankruptcy Code or any State bankruptcy law or any law providing for reorganization or relief for debtors or files or has filed against it a petition in bankruptcy or for arrangement or reorganization pursuant to the Bankruptcy Code or other similar law, federal or state, or if, by the decree of a court of competent jurisdiction, is adjudicated a bankrupt or declared insolvent, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally when or as they become due, or consents to the appointment of a trustee, receiver or to the liquidation of all or any part of the Project Facilities, provided that, if any such proceeding is commenced by a person other than the Borrower, there shall be no Event of Default if such proceedings are dismissed within sixty (60) days of the filings of initial pleadings therein; or

           (e) the declaration by the Bank of an Event of Default under the provisions of the Reimbursement Agreement.

         Section 8.02 Acceleration. Subject to the provisions of this Agreement, upon the occurrence of any "Event of Default" by the Authority under the Indenture caused or resulting directly or indirectly by the occurrence of an Event of Default by the Borrower hereunder, the Trustee shall, pursuant to Section 8.02 of the Indenture (with the prior written consent of the Bank as long as the Bank is not in default under the Letter of Credit), declare the principal of the then Outstanding Bonds and all accrued interest immediately due and payable. Upon such declaration by the Trustee, the Authority shall have the right to terminate this Agreement and, upon such termination, there shall become immediately due and payable hereunder as then current damages of the Authority under this Agreement, an amount equal (i) to all amounts then due and payable by the Authority to the Trustee under
Section 8.02 of the Indenture and (ii) all other amounts due and owing as loan payments hereunder. Until such amount is paid by the Borrower, at the time or times and in the manner required to permit the Authority to meet its obligations under the Indenture, the Authority shall continue to have all of the rights, powers and remedies herein (notwithstanding the termination hereof), and, for such time as may be necessary to enable the Authority to satisfy in full its obligations under the Indenture, the term of this Agreement shall, at the election of the Authority, be extended at the will of the Authority, and the Borrower's obligations hereunder shall continue in full force and effect.

         Section 8.03 Payment of Loan Payments on Default; Suit Therefor.

           (a) The Borrower covenants that, if default shall be made in the payment of any sum payable by the Borrower under this Agreement as and when the same shall become due and payable, whether at maturity or by acceleration or otherwise, then, upon demand of the Authority or its assignee, the Borrower will pay to the Authority or its assignee the whole amount of the loan payments that then shall have become due and payable hereunder and to the extent such loan payments represent payments due on the Bonds, such payments shall be applied to the payment of the Bonds in accordance with the terms of the Indenture; and, in addition thereto, such further amount as shall be sufficient to pay the costs and expenses of collection, including reasonable compensation based upon actual time expended by the Authority and its assignee and their respective agents, attorneys and counsel, and any expenses or liabilities incurred by the Authority or its assignee (other than through the Authority's or its assignee's own gross negligence or bad faith). In case the Borrower shall fail forthwith to pay such amounts upon such demand, the Authority or its assignee shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Borrower and collect in the manner provided by law out of the property of the Borrower the money adjudged or decreed to be payable.

           (b) In case there shall be pending proceedings in bankruptcy or for the reorganization of the Borrower under the Bankruptcy Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the benefit of the creditors or the property of the Borrower, or in the case of any other similar judicial proceedings relative to the Borrower, the Authority or its assignee shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the loan payments, including interest owing and unpaid in respect thereof, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Authority or its assignee allowed, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to the Authority or its assignee, and to pay to the Authority or its assignee any amount due it for compensation based upon actual time expended and expenses, including counsel fees incurred by it up to the date of such distribution.

         Section 8.04 Other Remedies. Whenever the Borrower is in default hereunder the Authority or its assignee shall be entitled to any one or more of the following remedies:

           (a) Upon the written consent of the Bank (as long as the Bank is not in default under the Letter of Credit), the Authority or its assignee may terminate this Agreement and the Borrower shall remain liable for any deficiency in its obligations under Sections 3.01, 3.04 and 3.05 hereof after the application of such proceeds;

           (b) The Authority or its assignee shall be entitled to all the remedies under the Pennsylvania Uniform Commercial Code, 13 P.S. ss.1001 et seq., as secured party in respect of the property subject to the security interests created hereunder, including without limitation the right to take possession of such property and sell the same at private or public sale, the proceeds of such sale to be applied as provided in subsection (e) of this
Section 8.04;

           (c) Any money received by the Authority under this Section 8.04 shall be paid to its assignee and applied pursuant to the provisions of
Section 8.10 of the Indenture; or

           (d) The Authority or its assignee may pursue whatever remedies may be available at law or in equity as may appear necessary or desirable to collect the purchase price and any other amounts payable by the Borrower hereunder, or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Agreement.

             No action taken pursuant to this Section 8.04 (including termination of this Agreement) shall relieve the Borrower of the Borrower's obligations pursuant to Sections 3.01, 3.04, 3.05 and 8.03 hereof, all of which shall survive any such action.

         Section 8.05 Waiver. The Borrower hereby waives and relinquishes the benefits of any present or future law exempting the Project Facilities from attachment, levy or sale on execution, or any part of the proceeds arising from the sale thereof, and all benefit of stay of execution or other process.

         Section 8.06 Cumulative Rights. No remedy conferred upon or reserved to the Authority or its assignee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No waiver by the Authority or its assignee of any breach by the Borrower of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach, and no delay or omission to exercise any right or power shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

         Section 8.07 No Exercise of Remedies Without Consent of Bank. Notwithstanding anything to the contrary contained in this Agreement, neither the Authority nor any assignee of the Authority under this Agreement shall exercise or pursue remedies or declare an Event of Default or cause an acceleration of the obligations contained in this Agreement without the prior written consent of the Bank as long as the Bank shall not be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to insolvency, bankruptcy, reorganization, winding-up or composition or adjustment of debts by or against the Bank.

         Section 8.08 Determination of Taxability Not a Default. Notwithstanding anything to the contrary contained in this Agreement, in the event of a breach or inaccuracy of any applicable statutory or regulatory requirement or of a covenant or representation of the Borrower relating to the exclusion from gross income of interest on the Bonds for purposes of federal income taxation, such breach or inaccuracy shall not be considered an Event of Default hereunder so long as the Borrower performs all of its obligations arising out of the breach or inaccuracy including, without limitation, the payment of all amounts due under Sections 3.01, 3.04 and 3.05 hereof if such breach or inaccuracy results in a Determination of Taxability with respect to the Bonds.

                                  ARTICLE IX

                        OPTIONS TO TERMINATE AGREEMENT

         Section 9.01 Option to Terminate Upon Defeasance. The Borrower shall have, and is hereby granted, the option to terminate its obligations under this Agreement prior to full payment of the Bonds by providing for the payment of all of the Outstanding Bonds in accordance with Article XI of the Indenture.

         Section 9.02 Option to Terminate Upon the Occurrence of Certain Events. The Borrower shall have, and is hereby granted, the option to terminate its obligations under this Agreement if any of the events set forth below shall occur:

           (a) The Project Facilities or any portion thereof shall have been damaged or destroyed (1) to such extent that it cannot, in the Borrower's judgment, be reasonably restored within a period of six (6) months to the condition thereof immediately preceding such damage or destruction, or (2) to such extent that the Borrower is thereby prevented, in the Borrower's reasonable judgment, from carrying on its normal operation of the Project Facilities for a period of six (6) months or more;

           (b) Title to, or the temporary use for a period of six (6) months or more of, all or substantially all of the Project Facilities, or such part thereof as shall materially interfere, in the Borrower's reasonable judgment, with the operation of the Project Facilities for the purpose for which the Project Facilities are designed, shall have been taken under the exercise of the power of eminent domain by any governmental body or by any Person, firm or corporation acting under governmental authority (including such a taking or takings as results in the Borrower being thereby prevented from carrying on its normal operation of the Project Facilities for a period of six (6) months or more);

           (c) Changes which the Borrower cannot reasonably control or overcome in the economic availability of materials, supplies, labor, equipment and other properties and things necessary for the efficient operation of the Project Facilities for the purposes contemplated by this Agreement, shall have occurred, or technological or other changes shall have occurred which in the judgment of the Borrower render the continued operation of the Project Facilities uneconomical for such purpose; or

           (d) As a result of any changes in the Constitution of the Commonwealth of Pennsylvania or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Borrower in good faith, this Agreement shall have become void and unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in this Agreement, or unreasonable burdens or excessive liabilities shall have been imposed on the Borrower in respect to the Project Facilities, including, without limitation, federal, state or other ad valorem, property, income, or other taxes not being imposed on the date of this Agreement.

             To exercise such option, the Borrower shall within ninety (90) days following the event authorizing such termination, give written notice to the Authority and the Trustee and shall specify therein the date of redemption of Bonds pursuant to Section 4.01 of the Indenture, which date shall be the next interest payment date in respect of the Bonds for which the required notice of redemption can practicably be given. In accordance with the terms of the Indenture, the Borrower shall make arrangements for the Trustee to give the required notice of redemption. Payment of the redemption price of Bonds redeemed pursuant to this Section 9.02 will be made in accordance with the terms of the Indenture.

             Anything contained in this Agreement to the contrary notwithstanding, the Bank shall have the right (as long as the Bank shall not be in default under the terms of the Letter of Credit) to cause the Borrower to terminate its obligations under this Agreement, in accordance with the provisions of this Section 9.02 by so notifying the Borrower in writing, if as a result of any changes in the Constitution of the Commonwealth of Pennsylvania or the Constitution of the United States of America or as a result of a legislative or administrative action (whether state or federal) or final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Borrower in good faith, this Agreement shall have become void and unenforceable or impossible of performance, in accordance with the intent and purposes of the parties as expressed in this Agreement.

                                  ARTICLE X

                                MISCELLANEOUS

         Section 10.01 Approval of Indenture. The Borrower acknowledges that it has received executed copies of the Indenture and a copy of the Letter of Credit and that it is familiar with their provisions, and agrees that it will take all such actions as are required or contemplated of it under the Indenture to preserve and protect the rights of the Trustee thereunder and that it will not take any action which would cause a default thereunder. It is agreed by the Borrower and the Authority that any redemption of the Bonds prior to maturity shall be effected as provided in the Indenture.

         Section 10.02 Taxes and Insurance; Rights of Authority to Pay.
If the Borrower, at any time, fails to pay any taxes or other impositions payable by it in accordance with Section 3.04 hereof, or to take out, pay for, maintain or deliver any of the insurance policies provided for in
Article VI, or shall fail, within the time provided for in Article VIII after the notice therein specified of any Event of Default, as therein defined, has been given thereunder, to make any other payment or perform any other act on its part to be made or performed, then the Authority may, but shall not be obligated so to do, and without further notice to or demand upon the Borrower and without waiving or releasing the Borrower from any of its obligations under the Agreement, (a) pay any taxes or other impositions payable by the Borrower in accordance with Section 3.04 hereof, (b) take out, pay for and maintain any of the insurance policies provided for in Article VI hereof, or
(c) make any other payment or perform any other act on the Borrower's part to be made or performed as provided in the Agreement. All sums so paid by the Authority and all necessary incidental costs and expenses in connection with the performance of any such act by the Authority shall, together with interest thereon at the legal rate, be payable to the Authority, on demand, or, at the option of the Authority, may be added to any installment of the loan payments then due or thereafter becoming due under the Agreement, and the Borrower covenants to pay any such sums.

         Section 10.03 Illegal Provisions Disregarded. If any term or provision hereof or the application thereof for any reason or circumstance shall to any extent be held to be invalid or unenforceable, this instrument shall be invalid or unenforceable only to the extent of such invalidity or unenforceability and such invalidity or unenforceability shall not invalidate the balance of such provision or the remaining terms or provisions of this instrument or the application of such terms or provisions to persons other than those as to which it has been held invalid or unenforceable; each term and provision hereof shall be valid and enforceable to the fullest extent permitted by law, and shall be liberally construed in favor of the Authority or its assignee in order to effect the intent of this instrument.

         Section 10.04 Limitation of Liability of the Authority. In the event of any default by the Authority hereunder, and notwithstanding any provision or obligation to the contrary hereinbefore or hereinafter set forth, the liability of the Authority shall be limited to its interest in the Project Facilities, the improvements thereon, the rents, issues and profits therefrom, and the lien of any judgment shall be restricted thereto. The Authority does not assume general liability nor specific liability for the repayment of any mortgage or other loan, or for the costs, fees, penalties, taxes, interest, commissions, charges, insurance or other payments therein recited or therein set forth, or incurred in any way in connection therewith.

         Section 10.05 No Recourse as to the Authority. Except as set forth hereinabove as to the Authority, no recourse under or upon any obligation, covenant or agreement contained herein or in any Bonds shall be had against the Authority or any past, present or future member, officer, employee or agent of the Authority under this Agreement or under any rule of law, statute or constitutional provision, or by enforcement of any assessment or by any legal or equitable proceeding or otherwise, it expressly being agreed and understood that the obligations of the Authority hereunder, and under the Bonds and elsewhere, are solely corporate obligations of the Authority to the extent specifically limited in the Economic Development Financing Law, being the Act of August 23, 1967, P.L. 251, as amended, 73 P.S. ss.371, et seq., and that no personal liability whatsoever shall attach to or shall be incurred by such members, officers, employees or agents of the Authority or of any successor of the Authority, or any of them, because of such indebtedness or by reason of any obligation, covenant or agreement contained herein, in the Bonds or implied therefrom. All such recourse or liability is hereby expressly waived and released as a condition of and in consideration for execution and delivery of this Agreement by the Authority. In the event of entry of judgment against the Authority by virtue of the power herein contained, the Authority shall mark the judgment index to the effect that the judgment is limited as aforesaid.

         Section 10.06 Reference to Statute or Regulation. A reference herein to a statute or to a regulation issued by a governmental agency includes the statute or regulation in force as of the date hereof, together with all amendments and supplements thereto and any statute or regulation substituted for such statute or regulation, unless the specific language or the context of the reference herein clearly includes only the statute or regulation in force as of the date hereof.

         A reference herein to a governmental agency, department, board, commission or other public body or to a public officer includes an entity or officer which or who succeeds to substantially the same functions as those performed by such public body or officer as of the date hereof, unless the specific language or the context of the reference herein clearly includes only such public body or public officer as of the date hereof.

         Section 10.07 Notices. All notices required or authorized to be given by the Borrower, the Authority or the Trustee under the Indenture or pursuant to this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid, to the following addresses:

         to the Authority to:

         Philadelphia Authority for Industrial Development
         2600 Centre Square West
         1500 Market Street
         Philadelphia, PA   19102
         Attn:  Chairman

         to the Borrower to:

         Lannett Company, Inc.
         9000 State Road
         Philadelphia, PA  19136
         Attn:  Vice President-Finance

         to the Trustee to:

         First Union National Bank
         123 S. Broad Street
         11th Floor - PA-1249
         Philadelphia, PA   19109
         Attn:  Corporate Trust Department

         to the Placement Agent:

         First Union Capital Markets Corp.
         301 College Street
         8th Floor
         Charlotte, NC   28288
         Attn:  Money Market Trading and Sales

         to the Bank:

         First Union National Bank
         123 South Broad Street
         15th Floor, PA 1222
         Philadelphia, PA   19109
         Attn:  Jane Sobieski, Vice President

or to such other addresses as may from time to time be furnished to the parties, effective upon the receipt of notice thereof given as set forth above.

         Section 10.08 Applicable Law. This Agreement shall be deemed to be a contract made in the Commonwealth of Pennsylvania and governed by the laws of the Commonwealth of Pennsylvania.

         Section 10.09 Amendments.

           (a) This Agreement may not be amended except by an instrument in writing signed by the parties and, if such amendment occurs after the issuance of any of the Bonds, consented to by the Trustee and the Bank, so long as the Bank is not in default under the Letter of Credit.

           (b) Notwithstanding Section 10.09(a) hereof, this Agreement shall be amended by such additions, deletions or modifications that may be necessary in the opinion of nationally recognized bond counsel to assure compliance with Section 144(a)(4) of the Code relating to qualified small issue obligations, Section 147 of the Code relating to certain requirements applicable to private activity bonds, Section 148(d)(3) of the Code relating to the 150% limitation on investments or Section 148(f) of the Code relating to the required rebate to the United States of "excess investment earnings" (as such term is defined in the Code) or otherwise as may be necessary to assure the exemptions from federal income taxation of the interest on the Bonds. A copy of any such amendment shall be given to the Trustee and to the Bank.

         Section 10.10 Term of Agreement. Except as provided in Section
3.10 hereof, this Agreement and the respective obligations of the parties hereto shall be in full force and effect from the date hereof until all principal of, premium, if any, and interest on the Bonds shall have been paid or provision for such payment shall have been made pursuant to the terms and provisions of the Indenture.

         Section 10.11 Amounts Remaining in Bond Fund. It is agreed by the parties hereto that any amounts remaining in the Bond Fund established under the Indenture upon expiration or sooner termination of this Agreement after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and of the fees, charges and expenses of the Trustee and the Authority in accordance with the Indenture, shall, to the extent of any unreimbursed draws under the Letter of Credit, or any other obligations owing by the Borrower to the Bank under the Reimbursement Agreement as certified to the Trustee by the Bank, be paid to the Bank. Any remaining moneys shall belong to and be paid to the Borrower by the Trustee as overpayments hereunder.

         Section 10.12 Survival of Covenants, Conditions and
Representations. All covenants, conditions and representations of the Borrower contained herein that, by nature, impliedly or expressly involve performance in any particular manner after the termination of this Agreement or that cannot be ascertained to have been performed until after termination of this Agreement, shall survive said termination. Without intending to limit the generality of the foregoing, the Borrower's covenant to indemnify the Authority and the Trustee, as set forth in Section 3.10 hereof, shall survive any termination of this Agreement.

         Section 10.13 Headings. The captions or headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

         Section 10.14 Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original and such counterparts shall constitute but one and the same instrument.

         Section 10.15 Consent. Whenever the consent of the Authority is given pursuant to the terms of this Agreement, such consent shall create no liability or responsibility upon the Authority, and whenever required, shall not be unreasonably withheld.







         IN WITNESS WHEREOF, the PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT has caused this Loan Agreement to be executed in its name and on its behalf by its Chairman and its official seal to be affixed hereunto and attested by its Secretary or Assistant Secretary and LANNETT COMPANY, INC. has caused this Agreement to be executed in its name and on its behalf by its President and its corporate seal to be affixed hereunto and attested by its Secretary or Assistant Secretary as of the day and year first above written.


ATTEST:                         PHILADELPHIA AUTHORITY FOR
                                INDUSTRIAL DEVELOPMENT



___________________________      By:__________________________________
(Assistant) Secretary                      Chairman


ATTEST:                          LANNETT COMPANY, INC.



___________________________      By:__________________________________
(Assistant) Secretary                       President






                               TRUST INDENTURE



                             Dated April 30, 1999



                                   Between



              PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT



                                     and



                          FIRST UNION NATIONAL BANK,

                                  as Trustee



                     $3,700,000 Tax-Exempt Variable Rate
                       Demand/Fixed Rate Revenue Bonds
                       (Lannett Company, Inc. Project)
                                Series of 1999






                              TABLE OF CONTENTS
                                                                                                          Page
                                                                                                          ----
RECITALS                                                                                                     1

ARTICLE I - DEFINITIONS:  CONTENT OF CERTIFICATES AND OPINIONS

SECTION 1.01         Definitions                                                                             6
SECTION 1.02         Content of Certificates and Opinions                                                   17
SECTION 1.03         Interpretation                                                                         18

ARTICLE II - THE BONDS

SECTION 2.01         Authorization of Bonds                                                                 19
SECTION 2.02         Terms of Bonds; Interest on the Bonds                                                  19
SECTION 2.03         Execution of Bonds                                                                     21
SECTION 2.04         Authentication                                                                         21
SECTION 2.05         Form of Bonds                                                                          22
SECTION 2.06         Transfer of Bonds                                                                      22
SECTION 2.07         Exchange of Bonds                                                                      22
SECTION 2.08         Bond Registrar                                                                         22
SECTION 2.09         Temporary Bonds                                                                        23
SECTION 2.10         Bond Mutilated, Lost, Destroyed or Stolen                                              23
SECTION 2.11         Cancellation and Destruction of Surrendered Bonds                                      23
SECTION 2.12         Acts of Bondholders; Evidence of Ownership                                             24
SECTION 2.13         CUSIP Number                                                                           24
SECTION 2.14         Book-Entry-Only System for the Bonds                                                   24

ARTICLE III - ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

SECTION 3.01         Issuance of the Bonds                                                                  26
SECTION 3.02         Validity of Bonds                                                                      26
SECTION 3.03         Disposition of Proceeds of the Bonds and Other Amounts                                 26

ARTICLE IV - REDEMPTION OF BONDS BEFORE MATURITY

SECTION 4.01         Extraordinary Redemption                                                               27
SECTION 4.02         Optional Redemption                                                                    28
SECTION 4.03         Notice of Redemption                                                                   29
SECTION 4.04         Interest on Bonds Called for Redemption                                                29
SECTION 4.05         Cancellation                                                                           29
SECTION 4.06         Partial Redemption of Bonds                                                            29
SECTION 4.07         Payment of Redemption Price with Available Moneys                                      30







ARTICLE V - CONVERSION OF INTEREST RATE; DEMAND PURCHASE OPTION

SECTION 5.01         Conversion of Interest Rate on Conversion Date                                         30
SECTION 5.02         Delivery of Bonds After Conversion Date                                                32
SECTION 5.03         Mandatory Tender Upon Substitution of Letter of Credit                                 32
SECTION 5.04         Demand Purchase Option                                                                 33
SECTION 5.05         Funds for Purchase of Bonds                                                            34
SECTION 5.06         Delivery of Purchased Bonds                                                            36
SECTION 5.07         Sale of Bonds by Remarketing Agent                                                     36
SECTION 5.08         Delivery of Proceeds of Sale of Purchased Bonds                                        36
SECTION 5.09         Duties of Trustee and Tender Agent with Respect to Purchase
                     of Bonds                                                                               37
SECTION 5.10         No Purchase or Sales After Certain Defaults                                            37

ARTICLE VI - REVENUES AND FUNDS

Section 6.01         Creation of the Bond Fund                                                              38
SECTION 6.02         Payments into the Bond Fund                                                            38
SECTION 6.03         Use of Moneys in the Bond Fund                                                         38
SECTION 6.04         Custody of Separate Trust Fund                                                         39
SECTION 6.05         Project Fund                                                                           39
SECTION 6.06         Payments into the Project Fund, Disbursements                                          39
SECTION 6.07         Use of Money in the Project Fund Upon Default                                          39
SECTION 6.08         Use of Money in the Project Fund Upon Completion of the
                     Project                                                                                39
SECTION 6.09         Nonpresentment of Bonds                                                                40
SECTION 6.10         Moneys to be Held in Trust                                                             40
SECTION 6.11         Repayment to the Bank and the Borrower from the Bond
                     Fund, the Rebate Fund or the Project Fund                                              40
SECTION 6.12         Letter of Credit                                                                       41
SECTION 6.13         Rebate Fund                                                                            41
SECTION 6.14         Investment of Moneys in Funds                                                          43

ARTICLE VII - PARTICULAR COVENANTS

SECTION 7.01         Punctual Payment                                                                       44
SECTION 7.02         Extension of Payment of Bonds                                                          44
SECTION 7.03         Against Encumbrances                                                                   44
SECTION 7.04         Power to Issue Bonds and Make Pledge and Assignment                                    44
SECTION 7.05         Accounting Records and Financial Statements                                            45
SECTION 7.06         Tax Covenants                                                                          45
SECTION 7.07         Other Covenants                                                                        46
SECTION 7.08         Waiver of Laws                                                                         46
SECTION 7.09         Further Assurances                                                                     46




ARTICLE VIII - EVENTS OF DEFAULT AND REMEDIES OF BONDHOLDERS

SECTION 8.01         Events of Default                                                                      46
SECTION 8.02         Acceleration                                                                           47
SECTION 8.03         Other Remedies                                                                         49
SECTION 8.04         Legal Proceedings by Trustee                                                           49
SECTION 8.05         Discontinuance of Proceedings by Trustee                                               50
SECTION 8.06         Bondholders May Direct Proceedings by Trustee                                          50
SECTION 8.07         Limitations on Actions by Bondholders                                                  50
SECTION 8.08         Trustee May Enforce Rights Without Possession of Bonds                                 51
SECTION 8.09         Delays and Omissions Not to Impair Rights                                              51
SECTION 8.10         Application of Moneys in Event of Default                                              51
SECTION 8.11         Trustee and Bondholders Entitled to All Remedies Under Act;
                     Remedies Not Exclusive                                                                 52
SECTION 8.12         Trustee's Right to Receiver                                                            52
SECTION 8.13         Subrogation Rights of Bank                                                             52
SECTION 8.14         Waiver of Default                                                                      52

ARTICLE IX - THE TRUSTEE; THE TENDER AGENT; AND THE REMARKETING
             AGENT

SECTION 9.01          Duties, Immunities and Liabilities of Trustee                                         52
SECTION 9.01A         Compensation and Indemnity                                                            54
SECTION 9.02          Merger or Consolidation                                                               55
SECTION 9.03          Liability of Trustee                                                                  55
SECTION 9.04          Right of Trustee to Rely on Documents                                                 56
SECTION 9.05          Preservation and Inspection of Documents                                              57
SECTION 9.06          Compensation                                                                          57
SECTION 9.07          The Tender Agent                                                                      57
SECTION 9.08          Qualification of Tender Agent                                                         58
SECTION 9.09          Qualifications of Remarketing Agent; Resignation; Removal                             58
SECTION 9.10          Construction of Ambiguous Provisions                                                  58

ARTICLE X - MODIFICATION OR AMENDMENT OF THE INDENTURE

SECTION 10.01        Amendments Permitted                                                                   59
SECTION 10.02        Effect of Supplemental Indenture                                                       59
SECTION 10.03        Trustee Authorized to Join in Amendments and Supplements;
                     Reliance on Counsel                                                                    59

ARTICLE XI - DEFEASANCE

SECTION 11.01        Discharge of Indenture                                                                 60
SECTION 11.02        Discharge of Liability on Bonds                                                        60




SECTION 11.03        Deposit of Money or Securities with Trustee                                            61
SECTION 11.04        Payment of Bonds After Discharge of Indenture                                          61

ARTICLE XII - MISCELLANEOUS

SECTION 12.01        Liability of Authority Limited to Revenues                                             62
SECTION 12.02        Limitation of Liability of Directors, etc. of Authority                                62
SECTION 12.03        Covenant Not to Sue                                                                    63
SECTION 12.04        Successor is Deemed Included in All References to Predecessor                          63
SECTION 12.05        Limitation of Rights to Parties, Bank, Borrower and
                     Bondholders                                                                            63
SECTION 12.06        Waiver of Notice                                                                       63
SECTION 12.07        Severability of Invalid Provisions                                                     63
SECTION 12.08        Notices                                                                                64
SECTION 12.09        Evidence of Rights of Bondholders                                                      65
SECTION 12.10        Disqualified Bonds                                                                     66
SECTION 12.11        Money Held for Particular Bonds                                                        66
SECTION 12.12        Funds                                                                                  66
SECTION 12.13        Payments Due on Days other than Business Days                                          67
SECTION 12.14        Provisions Applicable After Conversion Date                                            67
SECTION 12.15        Execution in Several Counterparts                                                      67
SECTION 12.16        Notices to Rating Agency                                                               67
SECTION 12.17        Governing Law                                                                          67


EXHIBIT A -  Form of Floating Rate Bond
EXHIBIT B    Form of Fixed Rate Bond
EXHIBIT C    Requisition Form
EXHIBIT D    DTC Letter of Representation









         THIS TRUST INDENTURE, made and entered into April 30, 1999 by and between the PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT, a body corporate and politic constituting a public instrumentality of the Commonwealth of Pennsylvania (the "Authority"), organized and existing under the Pennsylvania Economic Development Financing Law (Act of August 23, 1967, Act No. 102, P.L. 251), 73 P.S. ss.ss. 371 et seq., as amended and supplemented from time to time (the "Act") and FIRST UNION NATIONAL BANK, a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States of America, having a corporate trust office located in Philadelphia, Pennsylvania, as trustee (the "Trustee") and tender agent (the "Tender Agent").

                             W I T N E S S E T H:

         Certain of the terms and words used in these Recitals, and in the following Granting Clauses, are defined in Section 1.01 of this Indenture.

         WHEREAS, the Authority is authorized under the Act to acquire, hold, construct, improve, maintain, own, finance, lease in the capacity of lessor or lessee, and/or sell industrial, commercial and specialized development projects for the public purpose of alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities, by the construction, improvement, rehabilitation, revitalization and financing of industrial commercial and specialized enterprises; and

         WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority and in such manner as it may deem proper, for such consideration and upon such terms and conditions as the Authority shall deem reasonable; and

         WHEREAS, Lannett Company, Inc. (the "Borrower") has requested that the Authority provide funds to finance a project (the "Project") consisting of (i) the construction of an approximately 40,000 square foot manufacturing and manufacturing-related facility as an addition to a 33,000 square foot existing facility located at 9000 State Road, Philadelphia, Pennsylvania (the "9000 State Road Facility") or, alternatively, the acquisition and renovation of an existing manufacturing and manufacturing-related facility located at 9030 State Road, Philadelphia, Pennsylvania (the "9030 State Road Facility");
(ii) the acquisition of equipment for installation and use in either the 9000 State Road Facility or the 9030 State Road Facility; and (iii) the payment of a portion of the costs of issuance of the Bonds; and

         WHEREAS, the Authority has determined that it shall undertake the financing of the Project pursuant to the provisions and requirements of the Act; and

         WHEREAS, the Authority has by Resolution authorized the issuance of its $3,700,000 aggregate principal amount Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999 (the "Bonds") for the purpose of providing funds for financing the Project; and

         WHEREAS, the Borrower has caused to be delivered to the Trustee an irrevocable direct pay Letter of Credit (the "Letter of Credit") issued by First Union National Bank (the "Bank") providing for the payment of the aggregate principal amount of the Bonds, due and payable upon optional, extraordinary, mandatory and mandatory sinking fund redemption and optional and mandatory tender prior to maturity or acceleration upon an event of default hereunder, plus interest calculated for a period up to forty-six (46) days at an interest rate of fifteen percent (15%) per annum on the Bonds; and

         WHEREAS, the Bank shall be entitled to reimbursement by the Borrower for all amounts drawn under the Letter of Credit pursuant to a reimbursement agreement (the "Reimbursement Agreement") between the Bank and the Borrower; and

         WHEREAS, the Authority has entered into that certain Loan Agreement of even date herewith (the "Loan Agreement"), with the Borrower wherein the Authority will loan the proceeds of the Bonds to the Borrower, and wherein the Borrower agrees, among other things, to make certain loan payments to the Authority, all as set forth in the Loan Agreement; and

         WHEREAS, the Authority has determined to assign, transfer and pledge unto the Trustee, as trustee under this Indenture, all right, title and interest of the Authority (except for certain rights of the Authority to indemnification and the payment of its costs, fees and expenses as more particularly described in the Loan Agreement) in and to the Loan Agreement and sums payable thereunder; and

         WHEREAS, the Authority is authorized by the Act to borrow money, and the Authority deems it necessary to borrow money under and pursuant to the provisions hereof for the purposes of, among other things, financing the costs and expenses of the Project (all in accordance with applicable law) and of carrying out its obligations under the terms of the Loan Agreement, and, for that end, the Authority has duly authorized and directed the issuance, sale and delivery of the Bonds to be issued as fully registered bonds; and to secure payment of the principal thereof and of the interest and premium, if any, thereon and the performance and observance of the covenants and conditions herein contained, the Authority has authorized the execution and delivery of this Indenture; and

         WHEREAS, execution and delivery of this Indenture and the issuance of the Bonds hereunder and under the Act have been duly and validly authorized by resolution of the Board of the Authority duly adopted prior to such execution and delivery; and

         WHEREAS, all acts and things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Authority in accordance with their terms, and to constitute this Indenture the valid and binding agreement for the security of the Bonds, have been done and performed.







                       GRANTING CLAUSES AND AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and sold by the Authority under this Indenture by those who shall own the same from time to time, and of the sum of one dollar, lawful money of the United States of America, duly paid to the Authority by the Trustee at or before the execution and delivery of this Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be executed, authenticated, issued, delivered and accepted by all persons who shall from time to time be or become owners thereof, and in order to secure the payment of the principal of and premium (if any) and interest on, and Purchase Price of, the Bonds according to their tenor and effect and the performance and observance by the Authority of all the covenants expressed or implied herein and in the Bonds and the payment and performance of all other of the Authority's obligations, the Authority does hereby grant, bargain, sell, convey, pledge and assign, without recourse, unto the Trustee and unto its successors in the trust forever, and grants to the Trustee and to its successors in the trust, a security interest in all of the following:

                            GRANTING CLAUSE FIRST

         All right, title and interest of the Authority in and to the Loan Agreement and the security granted thereunder and under the Bond Documents, including, but not limited to (i) the obligation of the Borrower under
Section 3.01 and Section 3.03 of the Loan Agreement to make payments at such times and in such amounts as are necessary to pay the principal and Purchase Price of, interest and redemption premium, if any, on the Bonds, (ii) the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Loan Agreement and the other Bond Documents (except for the right to receive any Administrative Fees and Expenses and any Additional Payments to the extent payable to the Authority and any rights of the Authority to indemnification), (iii) the present and continuing right to bring actions and proceedings thereunder or for the enforcement thereof, and (iv) the present and continuing right to do any and all things which the Authority is or may become entitled to do under the Loan Agreement and the other Bond Documents.

                            GRANTING CLAUSE SECOND

         All right, title and interest of the Authority in and to all moneys and securities from time to time held by the Trustee under the terms of this Indenture except those held in the Rebate Fund; provided, however, that in consideration of the issuance by the Letter of Credit Bank of the Letter of Credit, the Authority hereby grants a security interest in the Project Fund to the Bank in order to secure payment of the obligations of the Borrower under the Reimbursement Agreement, the rights of the Bank therein being subject and subordinate to the rights of the Trustee so long as any amount due in respect of the Bonds remains unpaid.

                            GRANTING CLAUSE THIRD

         Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Borrower or any other person on its behalf or with its written consent or by the Authority or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

         PROVIDED, HOWEVER, that the Authority, in order to accomplish the purposes and objectives of the Act, retains the right, jointly and severally with the Trustee, upon the happening of an Event of Default, to enforce the provisions contained in the Loan Agreement and the other Loan Documents, as more specifically set forth in the Loan Agreement whether or not the Trustee or the Bondholders shall have exercised any rights or remedies under this Indenture or the Loan Agreement and the other Loan Documents. In addition, the Authority shall have the right and remedy, without posting bond or other security, to have provisions of the Loan Agreement and the other Loan Documents specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any breach or threatened breach of a provision of the Loan Agreement and the other Loan Documents will cause irreparable injury to the Authority and that money damages will not provide an adequate remedy therefor;

         PROVIDED THAT THE BONDS AND THE AUTHORITY'S COVENANTS UNDER THIS INDENTURE ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY, PAYABLE SOLELY FROM THE REVENUES AND AMOUNTS DESCRIBED HEREIN AND IN THE LOAN AGREEMENT; THAT THE OBLIGATION TO REIMBURSE THE BANK FOR DRAWS UNDER THE LETTER OF CREDIT AND THE OTHER OBLIGATIONS UNDER THE REIMBURSEMENT AGREEMENT ARE SOLELY OBLIGATIONS OF THE BORROWER AND ARE NOT IN ANY MANNER OBLIGATIONS OF THE AUTHORITY, THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND THAT NEITHER THE GENERAL CREDIT OF THE AUTHORITY NOR THE GENERAL CREDIT OR THE TAXING POWER OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED FOR THE PAYMENT OF THE BONDS OR THE PERFORMANCE OF THE AUTHORITY'S COVENANTS UNDER THIS INDENTURE, AND NEITHER THE BONDS NOR THIS INDENTURE SHALL BE OR BE DEEMED AN OBLIGATION OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF; IT BEING FURTHER UNDERSTOOD THAT THE AUTHORITY HAS NO TAXING POWER;

         THE BONDS ARE NOT AND SHALL NOT BE IN ANY WAY A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR OF ANY POLITICAL SUBDIVISION THEREOF (EXCEPT THAT THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY AS DESCRIBED HEREINABOVE), AND DO NOT AND SHALL NOT CREATE OR CONSTITUTE ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OF SAID COMMONWEALTH, OR OF ANY POLITICAL SUBDIVISION (EXCEPT THAT THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY AS DESCRIBED HEREINABOVE), WHETHER LEGAL, MORAL OR OTHERWISE. THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY.

         TO HAVE AND TO HOLD all and singular the Trust Estate with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be to the Trustee and its successors in trust forever.

         IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, (a) for the equal benefit, protection and security of the Owners of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity shall be of equal rank, without preference, priority or distinction, except as otherwise provided in or pursuant to this Indenture, (b) for securing the observance and performance of the Authority's obligations and of all others of the conditions, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared, and (c) on a subordinated basis, for the benefit of the Letter of Credit Bank to the extent of payments made under the Letter of Credit that have not been reimbursed pursuant to the Reimbursement Agreement.

         PROVIDED, HOWEVER, that if the Authority, its successors or assigns, well and truly pays, or causes to be paid, the principal of the Bonds issued hereunder and the premium (if any) and interest due or to become due thereon, and the Purchase Price thereof, at the times and in the manner mentioned in the Bonds and as provided herein, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article VI hereof, or shall provide, as permitted hereby, for payment thereof, in accordance with Article XI hereof, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture and all other of the Authority's obligations to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then upon such final payments or deposits as provided in Article XI hereof, and upon the termination of the Loan Agreement, the right, title and interest of the Trustee in and to the Trust Estate shall cease, terminate and be void, and the Trustee shall thereupon assign, transfer, and turn over the Trust Estate to the Letter of Credit Bank; provided, that if the Trustee shall have received written evidence from the Letter of Credit Bank that all obligations of the Borrower under the Reimbursement Agreement have been satisfied and that the Reimbursement Agreement has been terminated, or if no Letter of Credit Bank shall then exist, the Trust Estate shall be assigned, transferred and turned over to the Borrower; and the Trustee shall execute and deliver to the Authority, the Letter of Credit Bank and the Borrower, as appropriate, such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate. Upon the Trustee's assignment, transfer and turning over to the Letter of Credit Bank or the Borrower, as appropriate, of the Trust Estate pursuant to the provisions of Section XI hereof, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture.

         AND IT IS EXPRESSLY DECLARED that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate hereby pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Authority has agreed and covenanted and intending to be legally bound does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, or any part thereof as follows:

                                  ARTICLE I

              DEFINITIONS: CONTENT OF CERTIFICATES AND OPINIONS

         SECTION 1.01. Definitions. Unless the context otherwise requires, the terms defined in this Section shall, for all purposes of the recitals hereto, this Indenture and of any indenture supplemental hereto and of any certificate, opinion or other document herein mentioned, have the meanings herein specified, to be equally applicable to both the singular and plural forms of any of the terms herein defined. Unless otherwise defined in this Indenture, all terms used herein shall have the meanings assigned to such terms in the Act.

         "Accountant" means any firm of independent certified public accountants (not an individual) selected by the Borrower and acceptable to the Bank.

         "Act" means the Pennsylvania Economic Development Financing Law, as defined above.

         "Additional Payments" means any payments required to be made by the Borrower pursuant to the Loan Agreement which are not required to be (i) applied to the payment of scheduled debt service on or the Purchase Price of the Bonds or (ii) reimbursed to the Letter of Credit Bank for monies drawn on the Letter of Credit to pay debt service on or the Purchase Price of the Bonds.

         "Administrative Expenses" means those expenses of the Authority and the Bank which are properly chargeable to the Borrower on account of the Bonds and the Bond Documents as administrative expenses under Generally Accepted Accounting Principles and include, without limiting the generality of the foregoing, the following: (a) fees and expenses of the Trustee, the Tender Agent, the Authority, the Bank and the Placement Agent; and (b) fees and expenses of the Authority's, the Bank's, the Trustee's, the Tender Agent's and the Placement Agent's professional advisors reasonably necessary and fairly attributable to the Project, including without limiting the generality of the foregoing, fees and expenses of the Authority's, the Trustee's, the Tender Agent's, the Bank's and the Placement Agent's counsel.

         "Authority" means the Philadelphia Authority for Industrial Development, as defined above, and its successors and assigns.

         "Authority Board" shall mean at any given time the governing body of the Authority.

         "Authority Officer" means the Chairman, Vice Chairman, Secretary or Assistant Secretary and, when used with reference to an act or document, also means any other person authorized by resolution of the Authority to perform such act or sign such document.

         "Authorized Representative" means, with respect to the Borrower, the President, Vice President, Secretary, Assistant Secretary or Treasurer thereof, as the case may be, or any other person designated as an Authorized Representative of the Borrower by a certificate of the Borrower signed by the President, Vice President, Secretary, Assistant Secretary or Treasurer of the Borrower, as the case may be, and filed with the Trustee.

         "Available Moneys" means (i) moneys derived from drawings under the Letter of Credit, (ii) moneys held by the Trustee in funds and accounts established under this Indenture for a period of at least one hundred twenty-four (124) days and not commingled with any moneys so held for less than said one hundred twenty-four (124) day period and during and prior to which period, no petition in bankruptcy was filed by or against the Borrower or the Authority under the Bankruptcy Code or any applicable state bankruptcy or insolvency law, unless such petition was dismissed and all applicable appeal periods have expired without an appeal having been filed, (iii) the proceeds of bonds issued to refund the Bonds in whole or in part, (iv) investment income derived from the investment of moneys described in clauses
(i), (ii) or (iii) above, or (v) any other moneys, if the Trustee and the Letter of Credit Bank have received an opinion of nationally recognized counsel (acceptable to the Rating Agency then rating the Bonds, if any) experienced in bankruptcy matters to the effect that payment of the principal or Purchase Price of or interest on the Bonds with such moneys would not, in the event of bankruptcy of the Borrower, the Authority, any affiliate of the Borrower or other payor, constitute a voidable preference under the Bankruptcy Code or any applicable state bankruptcy or insolvency law.

         "Bank" means First Union National Bank, a national banking association organized under the laws of the United States of America, its lawful successors and assigns and, if applicable, the issuer of any Substitute Letter of Credit hereunder.

         "Bankruptcy Code" means the Federal Bankruptcy Code, 11 U.S.C. ss.101 et seq., as amended and supplemented from time to time.

         "Bond Counsel" means any counsel nationally recognized as experienced in the area of public finance and familiar with the transactions contemplated herein and not unacceptable to the Trustee.

         "Bond Documents" means any or all of the Loan Agreement, this Indenture, the Remarketing Agreement and all documents, certificates and instruments executed in connection with the foregoing.

         "Bond Fund" means the fund created in Section 6.01 hereof.

         "Bond Registrar" means any bank, national banking association or trust company designated as registrar for the Bonds, and its successor appointed under the Indenture.

         "Bonds" means the Bonds as defined above.

         "Bond Year" shall have the meaning ascribed to such term in the Tax Compliance Agreement delivered on the date of issuance of the Bonds.

         "Business Day" shall mean any day other than (i) a Saturday or Sunday; (ii) a legal holiday on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the City of New York or the City of Philadelphia are authorized or required by law to close; or (iii) a day on which the New York Stock Exchange is closed.

         "Certificate," "Statement," "Request," "Direction," "Requisition" and "Order" means (a) with respect to the Authority, a written certificate, statement, request, requisition or order signed in the name of the Authority by its Chairman, Vice Chairman, or such other person as may be designated and authorized to sign for the Authority, or (b) with respect to the Borrower, a written certificate, statement, request, requisition or order signed by an Authorized Representative of the Borrower. Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument. If and to the extent required by Section 1.02 hereof, each such instrument shall include the statements provided for in such Section 1.02.

         "Certified Resolution of the Authority" means a copy of a resolution of the Authority Board certified by the Secretary or an Assistant Secretary of the Authority, or other officer serving in a similar capacity, under its corporate seal, to have been duly adopted by the Authority Board and to be in full force and effect on the date of such certification.

         "Certified Resolution of the Borrower" means a copy of the resolution of the Borrower duly adopted and in full force and effect as of the date of the execution and delivery of the Bonds and the Letter of Credit.

         "Clearing Fund" means the fund established by that name pursuant to
Section 3.03 hereof.

         "Closing Date" means April 30, 1999 or such other date which shall be the date of the execution and delivery of the Loan Agreement and the other Bond Documents and the issuance and delivery of the Bonds.

         "Code" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder, to the extent applicable to the Bonds.

         "Completion Date" means the date of completion of the Project, as that date shall be certified as provided in Section 2.03 of the Loan Agreement.

         "Conversion Date" means the Optional Conversion Date.

         "Conversion option" means the option granted to the Borrower in
Section 5.01 hereof pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date.

         "Cost" or "Costs" means any cost in respect of the Project Facilities permitted under the Act and the Code.

         "Counsel" means an attorney-at-law or law firm (who may be counsel for the Borrower or for the Authority) not unsatisfactory to the Trustee.

         "County" means the County of Philadelphia, Pennsylvania.

         "Debt Service Requirements" with reference to a specified period means, with respect to Bonds:

                  (a) amounts required to be paid into any mandatory sinking fund account during the period; and

                  (b) amounts needed to pay the principal of such indebtedness maturing during the period and not to be redeemed prior to maturity from amounts on deposit in any sinking fund or redemption, retirement or similar fund or account; and

                  (c) interest payable on the subject indebtedness during the period, excluding capitalized interest and amounts on deposit with the Trustee which are available under the Indenture to pay interest with respect to such indebtedness.

         "Demand Purchase Notice" means a notice delivered pursuant to paragraph (i) of Section 5.04 hereof.

         "Demand Purchase Option" means the option granted to Owners of Bonds to require that Bonds be purchased prior to the Conversion Date pursuant to
Section 5.04 hereof.

         "Determination Date" means with respect to any Floating Rate Bonds for each Weekly Period, each Wednesday or if such Wednesday is not a Business Day, on the next succeeding Business Day.

         "Determination of Taxability" means, with respect to any Bond, the first to occur of the following events: (i) the date on which the Borrower determines that an Event of Taxability (hereinafter defined) has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents that disclose that such an Event of Taxability has occurred; (ii) the date on which the Borrower or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Borrower or any other Person or entity, or upon any review or audit of the Borrower or any other Person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred; (iii) the date on which the Trustee or the Borrower is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred; (iv) the date the Trustee shall have received written notice from any Owner of the Bonds that such Owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or (v) the date the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred; provided, however, that (x) no Determination of Taxability described in each of clauses (i) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion of nationally recognized bond counsel satisfactory to the Bank and the Borrower and not unsatisfactory to the Trustee, and in form and substance satisfactory to the Bank and the Borrower and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (y) no Determination of Taxability described in each of clauses (i), (ii), (iii), (iv) or (v) above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or cancelled.

         "Event of Default" means any of the events specified in Section 8.01 of this Indenture.

         "Event of Taxability" means, with respect to any Bond, a change of law or regulation, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstances (including without limitation the fact that any representations or warranties of the Borrower or the Authority made in connection with the issuance of any Bond is or was untrue or that a covenant of the Borrower has been breached) that has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Code other than by reason that such interest (i) is includable in the gross income of an Owner or former Owner of any Bond while such Owner or former Owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project Facilities (as such terms are used in Section 147(a)(1) of the Code) or (ii) is deemed an item of tax preference, including without limitation an item of tax preference, including without limitation an item subject to any alternative minimum tax.

         "Fiscal Year" means the period of twelve (12) consecutive months beginning January 1 of each year, or such other period of twelve (12) consecutive months established by the Borrower as its new Fiscal Year.

         "Fixed Rate" means the interest rate in effect on any Bonds from and after the Conversion Date, as said rate is determined in accordance with
Section 2.02(d) hereof.

         "Fixed Rate Bonds" means any Bonds which shall be converted to a Fixed Rate in accordance with the provisions of this Indenture.

         "Fixed Rate Period" means, with respect to any Bonds, a period during which interest on such Bonds accrues at a Fixed Rate.

         "Floating Rate" means a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent, to sell the Bonds at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon; said interest rate to be in effect on the Bonds from the date of issuance of the Bonds until (but not including) the Conversion Date, as said rate is determined in accordance with
Section 2.02(c) hereof.

         "Floating Rate Bonds" means any Bonds which bear interest at the Floating Rate.

         "Generally Accepted Accounting Principles" means those accounting principles applicable in the preparation of financial statements of business institutions or industrial development authorities, as appropriate, as promulgated by the Financial Accounting Standards Board or such other body recognized as authoritative by the American Institute of Certified Public Accountants or any successor body.

         "Government obligations" means direct obligations of (including obligations issued or held in book entry form), or obligations the principal of and interest on which are unconditionally guaranteed as to full and timely payment by the United States of America.

         "'Holder," "Owner" or "Bondholder" whenever used herein with respect to a Bond, means the Person in whose name such Bond is registered on the registration books maintained by the Trustee.

         "Indenture" means this Trust Indenture, as originally executed or as it may from time to time be supplemented, modified or amended by any Supplemental Trust Indenture.

         "Interest Payment Date" means, prior to the Conversion Date, the first Business Day of each calendar month commencing June 1, 1999 and from and after the Conversion Date, May 1 and November 1 of each year, commencing on the May 1 or November 1 next following the Conversion Date.

         "Investment Securities" means any of the following which at the time are legal investments under the laws of the State for moneys held hereunder and then proposed to be invested therein:

                  (i)  Government Obligations;

                  (ii) bonds, debentures, notes or other evidences of indebtedness issued by any agency or other governmental or other government-sponsored agencies which may hereafter be created by the United States, provided, however, that the full and timely payment of the securities issued by each such agency or government sponsored agency is secured by the full faith and credit of the United States;

                  (iii) certificates of deposit of, or time deposits in, any bank (including the Trustee) or savings and loan association having securities rated at the time of purchase or acquisition in one of the three highest rating categories of Moody's or S&P;

                  (iv) certificates which evidence ownership of the right to the payment of the principal of and interest on obligations described in clauses (i) and (ii) of this definition, provided that such obligations are held in the custody of a bank or trust Borrower acceptable to the Trustee in a special account separate from the general assets of such custodian;

                  (v) obligations which are rated at the time of purchase in one of the two highest rating categories of Moody's and the interest on which is not includable in gross income for federal income tax purposes and the timely payment of the principal of and interest on which is fully provided for by the deposit in trust or escrow of cash or obligations described in clauses (i) or (ii) of this definition;

                  (vi) guaranteed investment contracts or other similar financial instruments with a commercial bank, insurance company or other financial institution whose long term debt obligations are rated at the time of purchase in one of the two highest rating categories by Moody's;

                  (vii) any investment approved in writing by the Bank and the Rating Agency, if any;

                  (viii) repurchase agreements issued by financial institutions (i) insured by the Federal Deposit Insurance corporation or (ii) whose senior debt obligations at the time of purchase are rated in any of the three highest rating categories by Moody's; provided, such repurchase agreements are subject to perfected security interests in the Investment Securities of the kind specified in paragraphs (i) or (ii) above; and provided further, (1) the Trustee or a custodian acting on behalf of the Trustee has possession of the collateral, (2) the Trustee has a perfected first security interest in the collateral, (3) the collateral is free and clear of any third party liens and (4) failure to maintain the requisite collateral percentage will require the Trustee to liquidate the collateral;

                  (ix) money market mutual funds investing in Investment Securities of the kind specified in paragraphs (i) or (ii) above, including, without limitation, any mutual fund for which the Trustee or an affiliate of the Trustee serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered; (ii) the Trustee charges and collects fees for services rendered pursuant to this Indenture, which fees are separate from the fees received from such funds; and (iii) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its affiliates; and

                  (x) any other security or obligation constituting a permitted investment under the Act, provided that the Bank and the Rating Agency, if any, consent to the investment of funds in such security or obligation.

         "Issue Date" means the date on which the Trustee authenticates the Bonds and on which the Bonds are delivered to the purchasers thereof upon original issuance.

         "Letter of Credit" means the Irrevocable Direct Pay Letter of Credit issued by the Letter of Credit Bank pursuant to the provisions of the Reimbursement Agreement, or, in the event of delivery of a Substitute Letter of Credit, such Substitute Letter of Credit.

         "Letter of Credit Bank" means the Bank, as issuer of the Letter of Credit, and its lawful successors and assigns, and to the extent applicable, the issuer of any Substitute Letter of Credit.

         "Letter of Credit Termination Date" means the later of (i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.

         "Loan Agreement" shall have the meaning set forth in the Recitals.

         "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Authority, with the approval of the Borrower.

         "Net Proceeds" when used with respect to any insurance proceeds or any condemnation award, means the amount remaining after deducting all expenses (including attorneys' fees and disbursements) incurred in the collection of such proceeds or award from the gross proceeds thereof.

         "Obligation Termination Date" means the date on which the Bank delivers to the Trustee a certificate to the effect that all obligations owing to the Bank under the Reimbursement Agreement have been paid in full.

         "Officers' Certificate" means with respect to the Authority, a certificate, duly executed by the chairman or Vice Chairman, Secretary or Assistant Secretary, Treasurer or Assistant Treasurer of the Authority, under the corporate seal of the Authority; or with respect to the Borrower, a certificate duly executed by an Authorized Representative, under the corporate seal of the Borrower, if applicable.

         "Opinion of Counsel" means a written opinion of Counsel (who may be counsel for the Authority) approved by the Authority. If and to the extent required by the provisions of Section 1.02 hereof, each Opinion of Counsel shall include in substance the statements provided for in such Section 1.02.

         "Optional Conversion Date" means that date on or after June 1, 1999, which shall be a Business Day, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Borrower of the Conversion Option in accordance with the terms of this Indenture.

         "Outstanding," when used as of any particular time with reference to Bonds, means (subject to the provisions of Section 12.10) all Bonds theretofore, or thereupon being, authenticated and delivered by the Trustee under this Indenture, except (1) Bonds theretofore cancelled by the Trustee or surrendered to the Trustee for cancellation; (2) Bonds with respect to which all liability of the Authority shall have been discharged in accordance with Section 11.02, including Bonds (or portions of Bonds) referred to in
Section 12.10; and (3) Bonds for the transfer or exchange of or in lieu of or in substitution for which other Bonds shall have been authenticated and delivered by the Trustee pursuant to this Indenture.

         "Permitted Encumbrances" means any liens or encumbrances permitted under the Reimbursement Agreement or otherwise permitted by the Bank.

         "Person" means an individual, corporation, firm, association, partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

         "Placement Agent" means First Union Capital Markets Corp.

         "Pledge Agreement" means (i) the Pledge and security Agreement of even date herewith by and between the Bank and the Borrower, and any amendments or supplements thereto, and (ii) the pledge and security agreement made by the Borrower to any Substitute Bank, and any amendments or supplements thereto.

         "Pledged Bonds" means any Bonds which shall, at the time of determination thereof, be held in pledge for the benefit of the Bank by the Pledged Bonds Custodian pursuant to the Pledge Agreement.

         "Pledged Bonds Custodian" means that banking corporation or association which serves as the custodian for the Pledged Bonds under the terms and conditions of the Pledge Agreement. The initial Pledged Bonds Custodian shall be the Trustee.

         "Principal Corporate Trust Office" means the corporate trust office of the Trustee, which at the date of the execution of the Indenture is located at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attention: Corporate Trust Department.

         "Project" shall have the meaning set forth in the Recitals.

         "Project Facilities" shall mean the Facility and the Equipment constructed or acquired, in whole or in part, with the proceeds of the Bonds.

         "Project Fund" means the fund established by that name pursuant to
Section 6.05 hereof.

         "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Sections 5.01,
5.03 or 5.04 hereof, plus accrued and unpaid interest thereon to the date of purchase.

         "Qualified Project Costs" means the cost of the items authorized by the Act and financed by the Authority from the proceeds of the Bonds, provided that such costs were paid or incurred:

         (i) no more than sixty (60) days of the date of the Resolution (or, if paid more than sixty days prior to the date of the Resolution, provided that such costs qualify as "preliminary expenditures" under Section 1.150-2(f)(2) of the Regulations); and

         (ii)for either land or property subject to the allowance for depreciation provided by Section 167 of the Code, and were properly chargeable and actually charged to the Project's capital account for federal income tax purposes.

Qualified Project Costs do not include any amount applied directly or indirectly to the payment of:

         (i) Issuance Costs (as such term is defined in the Tax Compliance Agreement);

         (ii)interest on any indebtedness following completion of each separately functioning portion of the Project, to the extent such interest may not be capitalized pursuant to an election under Section 266 of the Code and the Regulations thereunder; and

         (iii) any working capital or inventory, including reimbursement to the Borrower or any Related Person for any amounts incurred in the acquisition, construction, and equipping of the Project that were paid more than sixty (60) days prior to the date of the Resolution Provided, however, that the Borrower may be reimbursed for amounts paid in the acquisition, construction and equipping of the Project more than sixty (60) days prior to the date of the Resolution if such amounts qualify as "preliminary expenditures" under Section 1.150-2(f)(2) of the Regulations.


         "Rating Agency" means Moody's if the Bonds are rated by Moody's and S&P if the Bonds are rated by S&P.

         "Rating Category" means one of the general rating categories of Moody's or S&P, without regard to any refinement or gradation of such rating category by a numerical modifier or otherwise.

         "Rebate Fund" means the fund by that name established pursuant to the provisions of Section 6.13 hereof.

         "Record Date" means, prior to the Conversion Date, that day which is the Business Day next preceding any Interest Payment Date and thereafter, that date which is the fifteenth (15th) day next preceding any Interest Payment Date.

         "Reimbursement Agreement" means the Reimbursement Agreement of even date herewith by and between the Borrower and the Bank, and any other similar agreement entered into in connection with the issuance of any Substitute Letter of Credit and any and all modifications, alterations, amendments and supplements thereto.

         "Reimbursement Documents" means the Reimbursement Agreement and the agreements, instruments and documents executed in connection therewith.

         "Remarketing Agent" means (singly or collectively, as the case may be) the remarketing agent(s) appointed by the Borrower and approved in writing by the Authority and at the time serving as such under the Remarketing Agreement.

         "Remarketing Agreement" means the Remarketing Agreement of even date herewith by and between the Borrower and First Union Capital Markets Corp.

         "Revenues" means all amounts received by the Authority or the Trustee for the account of the Authority pursuant or with respect to the Loan Agreement for debt service on or Purchase Price of the Bonds, and all amounts received by the Authority or the Trustee with respect to the Letter of Credit, including without limiting the generality of the foregoing, payments under the Loan Agreement (including both timely and delinquent payments and late charges, and whether paid from any source), prepayments, insurance proceeds, condemnation proceeds, and all interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to this Indenture.

          "S&P" means Standard & Poor's Corporation, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency designated by the Authority, with the approval of the Borrower.

         "State" means the Commonwealth of Pennsylvania.

         "Substitute Bank" means a commercial bank, savings and loan association or savings bank which has issued a Substitute Letter of Credit.

         "Substitute Letter of Credit" means a letter of credit delivered to the Trustee in accordance with Section 4.07 of the Loan Agreement (i) issued by the Bank or a Substitute Bank, the short term unsecured debt of which shall then have been assigned a rating by Moody's of "P-1" (ii) replacing any existing Letter of Credit, (iii) dated no later than the date of the expiration or replacement date of the Letter of Credit for which the same is to be substituted, (iv) which shall expire on a date which is fifteen (15) days after an Interest Payment Date for the Bonds, (v) having a term of at least one year and (vi) issued on substantially identical terms and conditions as the then existing Letter of Credit except that the stated amount of the Substitute Letter of Credit shall equal the sum of (A) the aggregate principal amount of Bonds at the time outstanding, plus (B) an amount equal to (i) prior to the Conversion Date, forty-six (46) days, interest (computed at a maximum rate of fifteen percent (15%) per annum) on all Bonds at the time Outstanding; and (ii) from and after the Conversion Date, 205 days' interest (computed at the Fixed Rate on all Bonds at the time Outstanding).

         "Supplemental Trust Indenture" means any indenture hereafter duly authorized and entered into between the Authority and the Trustee, supplementing, modifying or amending this Indenture, but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

         "Tax Compliance Agreement" means the Tax Compliance Agreement of even date herewith by and between the Borrower and the Trustee.

         "Tender Agent" means First Union National Bank and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Tender Agent at the time serving as successor Tender Agent hereunder. "Delivery Office" and "Principal Office" of the Tender Agent means 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attention: Corporate Trust Department or such other address as may be designated in writing to the Authority, the Trustee, the Remarking Agent and the Borrower.

         "Trust Estate" means all property rights and interests transferred, assigned, or otherwise pledged to the Trustee and the Letter of Credit Bank pursuant to the Granting Clauses hereof, which does not include the moneys on deposit from time to time in the Rebate Fund pursuant to Section 6.13 hereof.

         "Trustee" means First Union National Bank _, and its successors and any corporation or association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         "Unremarketed Bonds" means Bonds which have been purchased pursuant to Sections 5.01, 5.03 or 5.04 hereof but which have not been remarketed.

         "Weekly Period" shall mean, while the Bonds bear interest at the Floating Rate, the weekly period that begins on and includes Thursday of each calendar week and ends at the close of business on Wednesday of the next succeeding week.

         SECTION 1.02. Content of Certificates and Opinions. The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Indenture with respect to compliance with any provision hereof shall include (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that in the opinion of such Person, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion with respect to the subject matter referred to in the instrument to which his signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such Person, such provision has been complied with.

         Any such certificate or opinion made or given by an officer of the Authority or the Borrower may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by Counsel or an accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous. Any such certificate or opinion made or given by Counsel or an accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Borrower as the case may be) upon a certificate or opinion of or representation by an Authorized Officer of the Authority or Authorized Representative of the Borrower, unless such Counsel or accountant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matters upon which such Person's certificate or opinion or representation may be based, as aforesaid, is erroneous. The same Authorized Officer of the Authority or the Authorized Representative of Borrower, or the same counsel or accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, counsel or accountants may certify to different matters, respectively.

         SECTION 1.03. Interpretation. (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

                  (b) Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

                  (c) All references herein to "Articles," "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision hereof.

                  (d) Whenever in this Indenture it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when (i) the Letter of Credit is in effect or (ii) the Bank, in its capacity as provider of the Letter of Credit, is the Holder of any Bonds.


                                  ARTICLE II

                                  THE BONDS

         SECTION 2.01. Authorization of Bonds. The Bonds shall be issued hereunder in order to obtain moneys to finance the Project for the benefit of the Authority and the Borrower. The Bonds shall be designated as "Philadelphia Authority for Industrial Development Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999." The aggregate principal amount of Bonds which may be issued and Outstanding under this Indenture shall not exceed Three Million Seven Hundred Thousand Dollars ($3,700,000). No additional Bonds may be issued under this Indenture. This Indenture constitutes a continuing agreement by the Authority for the benefit of the Holders from time to time of the Bonds to secure the full payment of the principal and Purchase Price of and interest and premium, if any, on all such Bonds subject to the covenants, provisions and conditions herein contained.

         SECTION 2.02. Terms of Bonds; Interest on the Bonds. (a) The Bonds shall be issued in fully registered form. Prior to the Conversion Date, (i) such Bonds shall be outstanding in denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, (i) such Bonds shall be Outstanding in denominations of $5,000 or any integral multiple of $5,000 and (ii) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $5,000 or any integral multiple of $5,000 in excess thereof. The Bonds shall be dated as of the date of delivery and shall mature, subject to prior redemption, as provided herein. Unless the Authority shall otherwise direct, prior to the Conversion Date the Bonds shall be lettered "VR" and shall be numbered consecutively from 1 upward and after the Conversion Date the Bonds shall be lettered "FR" and shall be numbered consecutively from 1 upward.

                  (b) Each of the Bonds shall be dated the Issue Date and shall bear interest, payable (i) prior to the Conversion Date, on the first Business Day of each calendar month commencing June 1, 1999; (ii) on the Conversion Date and (iii) from and after the Conversion Date, on May 1 and November 1 of each year, commencing on the May 1 or November 1 next following the Conversion Date, in each case from the Interest Payment Date next preceding the date of authentication thereof to which interest has been paid or duly provided for, unless the date of authentication thereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication thereof, or unless no interest has been paid or duly provided for on the Bonds, in which case from the Issue Date, until payment of the principal thereof has been made or duly provided for. Notwithstanding the foregoing, any Bond authenticated after any Record Date and before the following Interest Payment Date shall bear interest from such Interest Payment Date; provided, however, that if the Authority shall default in the payment of interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Issue Date. The Bonds shall mature as provided in Section 4.01(c) herein.

                  (c) (i) From the Issue Date to the Conversion Date, the Bonds shall bear interest at the Floating Rate. The Floating Rate shall be determined by the Remarketing Agent on each Determination Date and shall be effective for the immediately succeeding Weekly Period.

                      (ii) The Remarketing Agent shall advise the Trustee of the Floating Rate by telephone (confirmed by telecopy to the Trustee) at or before the close of business on each Determination Date. Upon request of any Bondholder, the Remarketing Agent shall notify such Bondholder of the Floating Rate then borne by the Bonds.

                      (iii) If for any reason the interest rate on a Bond for any Weekly Period is not determined by the Remarketing Agent pursuant to
(c)(i) above, or a court holds that the Floating Rate, set as provided pursuant to (c)(i) above, is invalid or unenforceable, the Floating Rate for the Bonds shall be for (a) the first such week that the applicable Floating Rate is not determined by the Remarketing Agent or has been determined invalid or unenforceable, a rate per annum equal to the Floating Rate for such series of Bonds established by the Remarketing Agent pursuant to (c)(i) on the immediately preceding Determination Date and (b) on each Determination Date thereafter, shall be a rate per annum equal to 85% of the interest rate per annum for 30 day commercial paper having a rating of A-2/P-2 as reported in The Wall Street Journal on each Determination Date.

                      (iv) The determination of the Floating Rate by the Remarketing Agent shall be conclusive and binding upon the Authority, the Trustee, the Bank, the Borrower, the Remarketing Agent, the Tender Agent and the Owners of the Bonds.

         Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed fifteen (15%) per annum.

                      (d) The Bonds shall bear interest at the Fixed Rate from and after the Conversion Date until the maturity of the Bonds. The Fixed Rate shall be a fixed annual interest rate on the Bonds, such Fixed Rate to be established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments from purchasers on or prior to the fifth (5th) day preceding the Conversion Date to purchase all the Outstanding Bonds on the Conversion Date at a price of par.

                      (e) Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365 or 366-day year, as applicable, for the actual number of days elapsed. on and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months. The principal of and premium, if any, on the Bonds shall be payable in lawful money of the United States of America at the Principal Corporate Trust Office of the Trustee, or the designated office of its successor in trust. The Purchase Price of the Bonds shall be payable at the Delivery Office of the Tender Agent in lawful money of the United States of America by the Tender Agent to the Owner of Bonds entitled to receive such Purchase Price.

         Interest on the Bonds shall be payable on each Interest Payment Date to the Persons in whose name the Bonds are registered at the close of business on the Record Date for the respective Interest Payment Date. Interest shall be paid by check mailed on the applicable Interest Payment Date to each Owner at the addresses shown on the registration books maintained by the Trustee, provided that such interest shall be paid by wire transfer to (i) the Bank and (ii) any Holder of at least $1,000,000 in aggregate principal amount of Bonds, if the Holder makes a written request to the Trustee at least fifteen (15) days before a Record Date specifying the account address and wiring instructions. Such a request may provide that it will remain in effect for subsequent interest payments until changed or revoked by written notice to the Trustee or upon the transfer or reregistration of the Bond.

         SECTION 2.03. Execution of Bonds. The Bonds shall be executed in the name and on behalf of the Authority with the manual or facsimile signature of its chairman or vice Chairman and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, and the seal of the Authority will be impressed or imprinted on the Bonds by facsimile or otherwise. The Bonds shall then be delivered to the Trustee for authentication. In case any of the officers who shall have signed or attested any of the Bonds shall cease to be such officer or officers of the Authority before the Bonds so signed or attested shall have been authenticated or delivered by the Trustee or issued by the Authority, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Authority as though those who signed and attested the same had continued to be such officers of the Authority.

         Only such of the Bonds as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Bond, manually executed by the Trustee, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of the Trustee shall be conclusive evidence that the Bonds so authenticated have been duly executed, authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

         SECTION 2.04. Authentication. (a) The Authority hereby appoints the Tender Agent as a co-authenticating agent for the Bonds.

                  (b) No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond, substantially in the form set forth in Exhibit A or Exhibit B, attached hereto, as applicable, shall have been duly executed by the Trustee or by the Tender Agent and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if signed by an authorized signatory of the Trustee or the Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

                  (c) In the event the Bond is deemed tendered to the Tender Agent as provided in Section 5.01, 5.03 or 5.04 hereof but is not physically delivered to the Tender Agent, the Authority shall execute and the Trustee or the Tender Agent shall authenticate a new Bond of like denomination as that deemed tendered.

         SECTION 2.05. Form of Bonds. The Floating Rate Bonds and the certificate of authentication to be endorsed thereon prior to the Conversion Date are to be substantially in the form set forth in Exhibit A attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law. The Fixed Rate Bonds and the certificate of authentication to be endorsed thereon are to be in substantially the form set forth in Exhibit B attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law.

         SECTION 2.06. Transfer of Bonds. Subject to the provisions of
Section 2.14 hereof, any Bond may be transferred in accordance with its terms upon the books required to be kept pursuant to the provisions of Section 2.08 hereof. Such transfer shall be made, in accordance with the requirements of
Section 2.02 hereof, by the Person in whose name it is registered, in person or by his duly authorized attorney, upon surrender of such registered Bond for cancellation, accompanied by delivery of a written instrument of transfer, duly executed in a form approved by the Trustee.

         Whenever any Bond or Bonds shall be surrendered for transfer, the Authority shall execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver a new Bond or Bonds of the same Series for a like aggregate principal amount. The Trustee shall require the Bondholder requesting such transfer to pay any tax or other governmental charge required to be paid with respect to such transfer, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Authority or the Trustee in connection with such transfer.

         The Trustee shall not be required to transfer any Bond during the period beginning fifteen (15) days before the mailing of notice of redemption calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

         SECTION 2.07. Exchange of Bonds. Bonds may be exchanged at the Principal Corporate Trust Office of the Trustee for a like aggregate principal amount of Bonds of the same Series of other authorized denominations in accordance with the requirements of Section 2.02 hereof. The Trustee shall require the Bondholder requesting such exchange to pay any tax or other governmental charge required to be paid with respect to such exchange, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Authority or the Trustee in connection with such exchange.

         The Trustee shall not be required to exchange any Bond during the period beginning fifteen (15) days before the mailing of notice of redemption calling the Bonds or any portion of the Bonds for redemption and ending on the redemption date.

         SECTION 2.08. Bond Registrar. The Trustee is hereby appointed the Bond Registrar of the Authority and the Tender Agent is hereby appointed the Co-Bond Registrar of the Authority. The Trustee or the Tender Agent, as the case may be, will keep or cause to be kept sufficient books for the registration and transfer of the Bonds, which shall at all times be open to inspection during regular business hours upon prior written notice by the Authority, the Borrower, the Bank and the Remarketing Agent; and, upon presentation for such purpose, the Trustee or the Tender Agent, as the case may be, shall, under such reasonable regulations as they may prescribe, register or transfer or cause to be registered or transferred, on such books, Bonds as hereinbefore provided.

         SECTION 2.09. Temporary Bonds. The Bonds may be issued in temporary form exchangeable for definitive Bonds when ready for delivery. Any temporary Bond may be printed, lithographed or typewritten, shall be of such denomination as may be determined by the Authority, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed by the Authority and be authenticated by the Trustee or the Tender Agent, as the case may be, upon the same conditions and in substantially the same manner as the definitive Bonds. If the Authority issues temporary Bonds it will execute and deliver definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered for cancellation, in exchange therefor at the designated office of the Trustee and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds of authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

         SECTION 2.10. Bond Mutilated, Lost, Destroyed or Stolen. If any Bond shall become mutilated, the Authority, at the expense of the Holder of said Bond, shall execute and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of the Bond so mutilated. Every mutilated Bond so surrendered to the Trustee shall be cancelled by it and delivered to, or upon the order of, the Authority. If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Authority and the Trustee and, if such evidence be satisfactory to both and indemnity satisfactory to them both shall be given, the Authority, at the expense of the Holder, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond, the Trustee may pay the same without surrender thereof). The Authority may require payment by the Holder of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Authority and the Trustee in connection therewith. Any Bond issued under the provisions of this Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Authority whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

         SECTION 2.11. Cancellation and Destruction of Surrendered Bonds. All Bonds surrendered for payment or redemption and all Bonds purchased with moneys available for that purpose in any funds established under this Indenture, shall, at the time of such payment or redemption, be cancelled and destroyed by the Trustee. The Trustee shall deliver to the Authority certificates of destruction with respect to all Bonds destroyed in accordance with this Section.

         SECTION 2.12. Acts of Bondholders; Evidence of Ownership. Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by agents appointed in writing. The fact and date of the execution by any Person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgements or by an affidavit of a witness to such execution. Any action by the Holder of any Bond shall bind all future Holders of the same Bond in respect of any thing done or suffered by the Authority or the Trustee in pursuance thereof.

         SECTION 2.13. CUSIP Number. The Authority, for the convenience of the registered Owners of the Bonds, may cause CUSIP (Committee on Uniform Security Identification Procedures) numbers to be printed on such Bonds. No representation shall be made as to the correctness or accuracy of such numbers, either as printed on such Bonds or as contained in any notice of redemption, and the Authority shall have no liability of any sort with respect thereto. No reliance with respect to any redemption notices with respect to any Bond may be placed on the identification number printed thereon.

         SECTION 2.14 Book-Entry-Only System for the Bonds. (a) Notwithstanding the foregoing provisions of this Article II, the Bonds shall initially be issued in the form of one fully registered Bond for the aggregate principal amount of the Bonds of each maturity, which Bonds shall be registered in the name of CEDE & Co., as nominee of The Depository Trust Company ("DTC"). Except as provided in paragraph (g) below, all of the Bonds shall be registered in the registration books kept by the Trustee in the name of CEDE & Co., as nominee of DTC; provided that if DTC shall request that the Bonds be registered in the name of a different nominee, the Trustee shall exchange all or any portion of the Bonds for an equal aggregate principal amount of Bonds registered in the name of such nominee or nominees of DTC. No Person other than DTC or its nominee shall be entitled to receive from the Authority or the Trustee either a Bond or any other evidence of ownership of the Bonds, or any right to receive any payment in respect thereof unless DTC or its nominee shall transfer record ownership of all or any portion of the Bonds on the registration books maintained by the Trustee, in connection with discontinuing the book entry system as provided in paragraph (g) below or otherwise.

                  (b) So long as the Bonds or any portion thereof are registered in the name of DTC, the principal or redemption price of and interest on such Bond shall be made to DTC or its nominee in same day funds on the dates provided for such payments under this Indenture. Each such payment to DTC or its nominee shall be valid and effective to fully discharge all liability of the Authority or the Trustee with respect to the principal or redemption price of or interest on the Bonds to the extent of the sum or sums so paid. In the event of the redemption of less than all of the Bonds Outstanding of any maturity, the Trustee shall not require surrender by DTC or its nominee of the Bonds so redeemed, but DTC (or its nominee) may retain such Bonds and make an appropriate notation on the Bond certificate as to the amount of such partial redemption; provided that DTC shall deliver to the Trustee, in each case, a written confirmation of such partial redemption and thereafter the records maintained by the Trustee shall be conclusive as to the amount of the Bonds of such maturity which have been redeemed.

                  (c) The Authority and the Trustee shall treat DTC (or its nominee) as the sole and exclusive Owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of and interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Owners of Bonds under this Indenture, registering the transfer of Bonds, obtaining any consent or other action to be taken by Owners of Bonds and for all other purposes whatsoever; and neither the Authority nor the Trustee shall be affected by any notice to the contrary. Neither the Authority nor the Trustee shall have any responsibility or obligation to any participant in DTC, any Person claiming a beneficial ownership interest in the Bonds under or through DTC or any such participant, or any other Person which is not shown on the registration books of the Trustee as being an Owner of Bonds, with respect to either: (1) the Bonds; or (2) the accuracy of any records maintained by DTC or any such participants; or (3) the payment by DTC or any such participant of any amount in respect of the principal or redemption price of or interest on the Bonds; or (4) any notice which is permitted or required to be given to Owners of Bonds under this Indenture; or (5) the selection by DTC or any such participant of any Person to receive payment in the event of a partial redemption of the Bonds; or (6) any consent given or other action taken by DTC as an Owner of Bonds.

                  (d) So long as the Bonds or any portion thereof are registered in the name of DTC or any nominee thereof, all notices required or permitted to be given to the Owners of Bonds under this Indenture shall be given to DTC as provided in the Letter of Representation, the form of which is attached hereto as Exhibit D.

                  (e) In connection with any notice or other communication to be provided to Owners of Bonds pursuant to this Indenture by the Authority or the Trustee with respect to any consent or other action to be taken by Owners of Bonds, DTC shall consider the date of receipt of notice requesting such consent or other action as the record date for such consent or other action, provided that the Authority or the Trustee may establish a special record date for such consent or other action. The Authority or the Trustee shall give DTC notice of such special record date not less than fifteen (15) calendar days in advance of such special record date to the extent possible.

                  (f) At or prior to settlement for the Bonds, the Authority and the Trustee shall execute or signify their approval of the Letter of Representation. Any successor Trustee shall, in its written acceptance of its duties under this Indenture, agree to take any actions necessary from time to time to comply with the requirements of the Letter of Representation.

                  (g) The book-entry-only system for registration of the ownership of the Bonds may be discontinued at any time if either: (1) after notice to the Authority and the Trustee, DTC determines to resign as securities depository for the Bonds; or (2) after notice to DTC and the Trustee, the Authority determines that continuation of the system of book-entry-only transfers through DTC (or through a successor securities depository) is not in the best interest of the Authority. In either of such events, unless the Authority appoints a successor securities depository, the Bonds shall be delivered in registered certificate form to such Persons, and in such maturities and principal amounts, as may be designated in writing by DTC to the Authority and the Trustee, but without any liability on the part of the Authority or the Trustee for the accuracy of such designation. Whenever DTC requests the Authority and the Trustee to do so, the Authority and the Trustee shall cooperate with DTC in taking appropriate action after reasonable written notice to arrange for another securities depository to maintain custody of certificates evidencing the Bonds.

                                 ARTICLE III

                  ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

         SECTION 3.01. Issuance of the Bonds. At any time after the execution of this Indenture, the Authority may execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and, upon request of the Authority, deliver the Bonds in the aggregate principal amount of Three Million Seven Hundred Thousand Dollars ($3,700,000).

         SECTION 3.02. Validity of Bonds. The validity of the authorization and issuance of the Bonds is not dependent on and shall not be affected in any way by any proceedings taken by the Authority or the Trustee with respect to or in connection with the Loan Agreement. The recital contained in the Bonds that the same are issued pursuant to the Act and the Constitution and laws of the State shall be conclusive evidence of their validity and of compliance with all provisions of law in their issuance.

         SECTION 3.03. Disposition of Proceeds of the Bonds and Other Amounts. The Authority shall deposit or cause to be deposited with the Trustee, immediately upon receipt thereof, all proceeds derived from the sale of the Bonds, together with any monies deposited by the Borrower as an equity contribution. The Trustee shall deposit all such amounts in a special fund which the Trustee is hereby directed to establish, to be known as the Clearing Fund, and in the following order, the Trustee shall:

                  (a) Transfer to the Borrower in accordance with the Closing Statement delivered to the Trustee on the Closing Date funds sufficient to reimburse the Borrower for costs of the Project which were incurred and paid prior to the Closing Date and which are Qualified Project Costs of the Project (as such term is defined in the Tax Compliance Agreement);

                  (b) Transfer to the Persons identified on the Closing Statement delivered to the Trustee on the Closing Date to pay or reserve for payment any and all costs of issuance incurred in connection with the Bonds; and

                  (c) Transfer to the credit of the Project Fund the balance of the Clearing Fund not otherwise used or reserved for payment of the items described in Subsection 3.03(a) and (b) above.

                                  ARTICLE IV

                     REDEMPTION OF BONDS BEFORE MATURITY

          SECTION 4.01. Extraordinary Redemption. (a) The Bonds are callable for redemption in the event (i) the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in
Section 6.04 of the Loan Agreement or (ii) the Borrower shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Loan Agreement. If called for redemption at any time pursuant to this Section 4.01(a), the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof being redeemed, plus accrued interest to the redemption date.

                  (b) Mandatory Redemption. The Bonds are subject to mandatory redemption:

                           (1) five (5) days prior to the Letter of Credit
Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

                           (2) on any Interest Payment Date, in whole or in
part, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established hereunder upon completion of the Project, as set forth in Section 6.08 hereof.

                           (3) in whole, at any time, within one hundred
eighty (180) days after the occurrence of a Determination of Taxability, at a redemption price of one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

                  (c) Mandatory Sinking Fund Redemption. The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of May in each of the years set forth below commencing on the Interest Payment Date occurring in May of 2003 (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:


     Year                                          Account Payments
     ----                                          ----------------

     2003                                              $535,000
     2004                                              $810,000
     2005                                              $655,000
     2006                                              $690,000
     2007                                              $105,000
     2008                                              $110,000
     2009                                              $115,000
     2010                                              $125,000
     2011                                              $130,000
     2012                                              $135,000
     2013                                              $140,000
     2014*                                             $150,000
*maturity

         SECTION 4.02. Optional Redemption. On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Borrower, at any time, subject to the provisions of Section 4.03 hereof, in whole or in part, at a redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

         After the Conversion Date, (a) if the length of time from the Conversion Date to the final maturity date of the Bonds is less than seven
(7) years, the Bonds are not subject to optional redemption; and (b) if the length of time from the Conversion Date to the final maturity date is seven
(7) years or more, the Bonds are subject to redemption by the Authority, at the option of the Borrower, on or after the fifth (5th) anniversary of the Conversion Date, in whole or in part on any Interest Payment Date at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

         Notwithstanding the foregoing, if, pursuant to a conversion from the Floating Rate to the Fixed Rate in accordance herewith, the Remarketing Agent certifies to the Trustee and the Borrower in writing that the foregoing call restriction is not consistent with the then prevailing market conditions, the foregoing call restriction may be revised in accordance with the best professional judgment of the Remarketing Agent to reflect the then prevailing market conditions; provided, however that the Borrower shall have consented to such revision and shall have furnished the Trustee with an opinion addressed to the Trustee, the Authority, the Borrower, the Bank and the Remarketing Agent, if any at such time, of nationally recognized bond counsel acceptable to the Borrower and the Trustee, stating that such revision will not adversely affect the excludability from federal income taxation of interest on the Bonds.

         Notwithstanding the foregoing, no such optional redemption shall occur unless on the redemption date there shall be sufficient Available Moneys to pay all amounts due with respect to such a redemption.

         SECTION 4.03. Notice of Redemption. So long as the Bonds are registered in the name of DTC or its nominee, the Trustee shall cause notice of any redemption of Bonds hereunder to be made in accordance with the Letter of Representations. If at any time the book-entry-only system shall be discontinued, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first class mail at least (i) ten (10) days prior to the date fixed for a mandatory redemption pursuant to Section 4.01 (b) (1) hereof, and (ii) thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption in all other instances to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Such notice shall contain such matters specified in the Bonds for the redemption thereof and shall state that such redemption is conditional upon the receipt of monies by the Trustee for such purpose on or prior to the redemption date. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. The Trustee shall deliver a copy of any such redemption notice to the Tender Agent, Borrower and to the Remarketing Agent.

         SECTION 4.04. Interest on Bonds Called for Redemption. Upon the giving of notice and the deposit of Available Moneys for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

         SECTION 4.05. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be cancelled and destroyed by the Trustee in accordance with Section 2.11 thereof.

         SECTION 4.06. Partial Redemption of Bonds. (a) If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

                  (b) Upon surrender of any Bond for redemption in part only, the Authority shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered. If all or a portion of Bonds tendered for purchase pursuant to
Section 5.04 hereof have been selected by the Trustee for redemption, the Tender Agent, upon receipt of such tendered Bonds, shall authenticate and redeliver only such portion of tendered Bonds not subject to redemption. The Tender Agent shall deliver to the tendering Bondholder a copy of the notice of redemption, indicating the portion of the Bonds subject thereto, and upon receipt of funds as provided herein, an amount representing the principal of and interest on the Bonds not called for redemption. The principal of and interest accrued on the Bonds called for redemption shall be paid to such Bondholder on the redemption date. The Tender Agent shall cancel the Bond or such portion thereof tendered for purchase and subject to redemption, and shall deliver a certificate evidencing such cancellation and the cancelled Bond to the Trustee.

                  (c) (i) Prior to the Conversion Date, in case a Bond is of a denomination larger than $100,000, a portion of such Bond ($100,000 or any integral multiple of $5,000 in excess thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $100,000 or any integral multiple of $5,000 in excess of $100,000.

                           (ii) After the Conversion Date, in case a Bond is
of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $5,000 or any integral multiple of $5,000.

                  (d) Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds are to be redeemed in part, Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds. If the aggregate principal amount of Pledged Bonds at the time of selection is less than the amount available for the partial redemption of the Bonds, the Trustee may select for redemption Bonds in an aggregate principal amount equal to such excess in such manner as the Trustee in its discretion shall deem fair and appropriate.

         SECTION 4.07. Payment of Redemption Price with Available Moneys. Notwithstanding any provision to the contrary contained in this Indenture, the payment of the redemption price of Bonds shall be made only from Available Moneys. On each date that the Bonds are subject to redemption, the Trustee shall pay the full redemption price of the Bonds then subject to redemption from the sources and in the order provided in Section 6.03 hereof.

                                  ARTICLE V

                         CONVERSION OF INTEREST RATE;
                            DEMAND PURCHASE OPTION

         SECTION 5.01. Conversion of Interest Rate on Conversion Date. (a) The interest rate on the Bonds shall be converted from the Floating Rate to the Fixed Rate, upon the exercise by the Borrower of the Conversion Option, and the Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Conversion Date. To exercise the Conversion Option, the Borrower shall notify the Trustee, the Tender Agent, the Bank, the Authority and the Remarketing Agent at least thirty-five (35) days prior to the Conversion Date of such exercise, cause the Remarketing Agent to furnish to the Trustee the information set forth in paragraphs 1, 2 and 6 below and, thereafter cause the Trustee to deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date to the Owner of each Bond at the address shown on the registration books of the Bond Registrar. No such notice may be given unless the Trustee first receives (i) an opinion of nationally recognized bond counsel to the effect that the proposed conversion of the interest rate on the Bonds will not cause the interest on the Bonds to be includable in gross income of the Bondholders for federal income tax purposes, (ii) a commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit to take effect on the Conversion Date, together with a form of such Substitute Letter of Credit, and (iii) a Borrower certificate to the effect that each of the Borrower's representations and warranties made in the Loan Agreement and in any other agreements or certificates given by the Borrower in connection with the issuance of the Bonds remain true and correct in all material respects as of the proposed Conversion Date. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

                           1. The Conversion Date.

                           2. The method of computation of the Fixed Rate
which will take effect on the Conversion Date.

                           3. That from and after the Conversion Date the
Demand Purchase Option will no longer be available to Owners of Bonds.

                           4. That the existing Letter of Credit will expire
two (2) Business Days after the Conversion Date and that the Bonds are to be secured by a Substitute Letter of Credit after the Conversion Date, and stating the identity of the issuer of such Substitute Letter of Credit.

                           5. That unless firm commitments for the purchase
of all Outstanding Bonds have been received on or prior to the fifth (5th) Business Day prior to the proposed Conversion Date, the Borrower has the option to rescind an optional conversion of the Bonds.

                           6. That in the event the Borrower elects not to
rescind the optional conversion of the Bonds, although firm commitments have not been received for the purchase of all Outstanding Bonds, all Bonds which have not been remarketed on or prior to the Conversion Date shall be subject to mandatory purchase on the Conversion Date pursuant to this Section 5.01.

                           7. That from and after the Conversion Date, the
rating then in effect on the Bonds, if any, may be reduced or may no longer be maintained.

                  (b) on or prior to the Conversion Date, owners of Bonds shall be required to deliver their Bonds to the Tender Agent at its Delivery Office for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 5.01 and are deemed to be no longer Outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE OPTIONAL CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

                  (c) Notwithstanding the foregoing provisions, to the extent that at the close of the fifth (5th) Business Day prior to the proposed Conversion Date, the Remarketing Agent has not presented to the Borrower firm commitments for the purpose of all of the Bonds, the Borrower, at its option, may rescind an optional conversion of the Bonds. Any such election to rescind must be made by the close of the fourth (4th) Business Day prior to the proposed Conversion Date and the Borrower shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind by each time. The Borrower shall cause the Trustee to immediately notify the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate applicable to such series of Bonds until any subsequent Conversion Date effected in accordance with this Indenture.

                  (d) In the event the Borrower rescinds the proposed optional conversion in accordance with the terms of the foregoing paragraph, the Letter of Credit then in effect will remain in effect in accordance with its terms.

                  (e) The Bonds are subject to mandatory purchase in whole on the Conversion Date at a Purchase Price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date; provided, however, that (i) all Pledged Bonds for which a commitment to purchase has not been received in connection with a conversion of the Bonds to the Fixed Rate shall be redeemed or otherwise paid by the Borrower on or before the Conversion Date; and (ii) no such mandatory purchase shall take place in the event the Borrower exercises its right to rescind the optional conversion.

         SECTION 5.02. Delivery of Bonds After Conversion Date. At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver Bonds in the form of Exhibit B hereto. Prior to the delivery by the Trustee of such Bonds, there shall be filed with the Trustee a request and authorization to the Trustee on behalf of the Authority and signed by the Chairman, Vice Chairman, Secretary, Assistant Secretary or any authorized officer of the Authority to authenticate and deliver the Bonds, as executed by the Authority, to the purchasers thereof. Such delivery shall be made by the Trustee or the Tender Agent, as the case may be, without making any charge therefor to the Owner of such Bonds.

         SECTION 5.03. Mandatory Tender upon Substitution of Letter of Credit. Prior to the Conversion Date, the Bonds are subject to mandatory purchase in whole on the Substitution Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date. The Trustee shall deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to the Substitution Date to the Owner of each Bond at the address shown on the registration books of the Bond Registrar notifying such Owner that their Bonds are subject to mandatory purchase. No such notice may be given unless the Borrower shall have satisfied the provisions of Section 4.07 of the Loan Agreement. Any notice given as provided in this Section 5.03 shall be conclusively presumed to have been given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

                  1. The Substitution Date.

                  2. That the existing Letter of Credit securing such Bonds will expire two (2) Business Days after the Substitution Date.

                  3. That if the Borrower satisfies the conditions precedent to delivery of the Substitute Letter of Credit, all Bonds shall be subject to mandatory purchase on the Substitution Date pursuant to this Section 5.03.

         On or prior to the Substitution Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Substitution Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this
Section 5.03 and are deemed to no longer Outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Substitution Date, the Borrower has not delivered to the Authority, the Trustee and the Remarketing Agent the items set forth in Section 4.07(i) through (iii) of the Loan Agreement, the mandatory purchase of Bonds shall be rescinded and the Trustee shall notify the Owners of such rescission immediately and thereafter the Bonds shall continue to be secured by the existing Letter of Credit in accordance with its terms until its termination date.

         SECTION 5.04. Demand Purchase Option. Prior to the Conversion Date, any Bond shall be purchased at the Purchase Price from the owner thereof upon:

                   (i) delivery by such Owner to the Trustee and the Tender Agent at their Principal Office and Delivery Office, respectively, and to the Remarketing Agent at its Principal office, of a notice (the "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states (1) the aggregate principal amount and bond numbers of the Bonds to be purchased; and (2) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

                  (ii) delivery to the Tender Agent at its Delivery Office at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

         Any Bond, as to which a Demand Purchase Notice has been delivered pursuant to paragraph (i) above, must be delivered to the Tender Agent, as provided in paragraph (ii) above, and any such Undelivered Bonds, for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price pursuant to this Section 5.04 and are deemed to be no longer Outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, in the event any Bonds as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in paragraph (iii) above, although such Bonds shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of this Indenture, including, without limitation, for purposes of adjusting the Floating Rate applicable to such Bond as provided in Section 2.02(c) hereof.

         SECTION 5.05. Funds for Purchase of Bonds. (a) on the date Bonds are to be purchased pursuant to Section 5.01, 5.03 or Section 5.04 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of Section 6.12(b), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

                           (i) moneys drawn by the Trustee under the Letter
of Credit (in the event of a draw on the Letter of Credit to fund payment of the Purchase Price of Bonds tendered pursuant to Section 5.03 hereof, the Trustee shall draw on the existing Letter of Credit and not the Substitute Letter of Credit);

                           (ii) proceeds of the remarketing of the Bonds; and

                           (iii) any other Available Moneys furnished to the
Trustee, or the Tender Agent and available for such purpose.

                  (b) Payment for the Bonds purchased pursuant to Section 5.01, 5.03 or 5.04 shall be made as follows:

                           (i) By not later than 10:00 a.m., New York City
time, on the date on which such Bonds are to be purchased (the "Purchase Date"), the Remarketing Agent shall give telephonic notice promptly confirmed in writing to the Bank, the Trustee and the Tender Agent, specifying:

                                     (1) The total principal amount of Bonds,
if any, remarketed by it, and the total principal amount of unremarketed Bonds; and

                                     (2) The names of the persons to whom
such Bonds were sold and are to be registered, each such person's address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

                           (ii) On the Purchase Date, the Trustee shall make
a drawing pursuant to the Letter of Credit in respect of the Purchase Price of such Bonds. In connection therewith, the Trustee shall prepare and present to the Bank the appropriate certificates required under the Letter of Credit by 11:00 a.m., New York City time, on the Purchase Date.

                           (iii) There is hereby established with the Tender
Agent a special fund to be designated the "Bond Purchase Fund" and therein two separate and segregated accounts to be designated the "Remarketing Account" and the "Bank Account." An amount equal to the proceeds received by the Trustee pursuant to a draw under the Letter of Credit shall be transferred by the Trustee in immediately available funds to the Tender Agent for deposit in the Bank Account no later than 12:30 p.m., New York City time, on the applicable Purchase Date.

                           (iv) No later than 1:00 p.m., New York City time,
on each Purchase Date the Tender Agent shall give telephonic notice (promptly confirmed by telecopy) to the Remarketing Agent of the amount deposited in the Bank Account on such date. No later than 2:00 p.m., New York City time, on each Purchase Date the Remarketing Agent shall (A) transfer to the Bank an amount of the proceeds of the remarketing of the Bonds equal to the amount deposited in the Bank Account on such Purchase Date; and (B) transfer the remainder of the proceeds of the remarketing of the Bonds to the Tender Agent for deposit in the Remarketing Account and shall give telephonic notice (promptly confirmed by telecopy) to the Tender Agent of the amount of such proceeds transferred to the Bank.

                           (v) The Tender Agent shall pay the Purchase Price
to the tendering Bondholders from the amounts on deposit in the Bank Account to the extent available. If amounts on deposit in the Bank Account are insufficient to pay the Purchase Price to the tendering Bondholders, the Tender Agent shall make up such deficiency from amounts on deposit in the Remarketing Account.

                           (vi) The Bank shall give telephonic confirmation
to the Tender Agent and the Trustee by 4:00 p.m., New York City time, on the applicable Purchase Date of its receipt of the remarketing proceeds described in Section 5.05(b)(iv) hereof.

         SECTION 5.06. Delivery of Purchased Bonds. (a) Remarketed Bonds shall be delivered by the Tender Agent, at its Delivery Office, to or upon the order of the purchasers thereof.

                  (b) Unremarketed Bonds purchased with funds drawn under the Letter of Credit shall be delivered by the Tender Agent to the Pledged Bonds Custodian or otherwise upon the order of the Bank pursuant to the Pledge Agreement.

                  (c) Unremarketed Bonds purchased with moneys described in
Section 5.05(a)(iii) hereof shall, at the direction of the Borrower, be (i) delivered as instructed by the Borrower, or (ii) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

         Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

         SECTION 5.07. Sale of Bonds by Remarketing Agent. On each Purchase Date, the Remarketing Agent shall offer for sale and use its best efforts to sell, as agent of the Borrower, all Bonds tendered or deemed tendered for purchase on such Purchase Date at the Purchase Price thereof and, if such Bonds are not sold on such date, the Remarketing Agent shall continue, for a period not in excess of thirty (30) days thereafter, to use its best efforts to sell such Bonds. Notwithstanding the foregoing, the Remarketing Agent shall not sell the Bonds to the Authority or the Borrower.

         SECTION 5.08. Delivery of Proceeds of Sale of Purchased Bonds. (a) Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds delivered or deemed delivered to the Tender Agent pursuant to
Section 5.01, 5.03 or 5.04 hereof, to the extent not required to reimburse the Bank under the Reimbursement Agreement, shall be paid to or upon the order of the Trustee.

                  (b) In the event the Remarketing Agent shall have remarketed any Pledged Bonds and the Borrower or the Remarketing Agent shall have directed the Bank to cause the Pledged Bonds Custodian to deliver such Pledged Bonds to the Tender Agent pursuant to the Pledge Agreement, such Bonds shall be delivered to the Tender Agent and the proceeds of sale of such Bonds shall be delivered to the Delivery Office of the Tender Agent and shall be paid to or upon the order of the Bank; provided that any amounts so paid in excess of amounts then due to the Bank in respect of drawings under the Letter of Credit shall be delivered by the Bank to or upon the order of the Borrower; provided further that Pledged Bonds shall not be delivered to the Tender Agent until the Letter of Credit has been reinstated in accordance with the terms of the Reimbursement Agreement and the Letter of Credit.

         SECTION 5.09. Duties of Trustee and Tender Agent with Respect to Purchase of Bonds. (a) The Tender Agent shall hold all Bonds delivered to it pursuant to Sections 5.01, 5.03 or 5.04 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of moneys representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall deliver all such Unremarketed Bonds, the funds for which shall have been obtained by a drawing under the Letter of Credit, to the Pledged Bonds Custodian pursuant to Section 5.06(b) hereof for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement unless the Bank shall direct the Tender Agent to deliver such Bonds to or upon the order of the Bank in accordance with Section 5.06 hereof.

                  (b) The Trustee and the Tender Agent shall hold all moneys delivered to them pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the Bank or, in the case of remarketed Bonds, the purchasers of such Bonds, until the Bonds purchased with such moneys shall have been delivered to or for the account of the Pledged Bonds Custodian, the Bank or to such other purchaser, as appropriate.

                   (c) The Trustee shall deliver to the Borrower and the Bank a copy of each notice delivered to it in accordance with Section 5.04 within two (2) Business Days of the receipt thereof.

                  (d) As soon as possible, but not later than the close of business on any date designated for purchase of Bonds in accordance with
Section 5.04, the Tender Agent shall give telephonic or telegraphic notice to the Remarketing Agent and the Trustee specifying the principal amount of Bonds delivered or deemed delivered for purchase on such date.

                  (e) The Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent required by Sections 5.05 and 6.12 hereof to provide for timely payment of the Purchase Price of Bonds.

         SECTION 5.10. No Purchases or Sales After Certain Defaults. Anything in this Indenture to the contrary notwithstanding, there shall be no purchases or sales of Bonds pursuant to Section 5.04 if there shall have occurred any Event of Default in respect of which the principal of all Bonds outstanding shall have been declared immediately due and payable pursuant to
Section 8.02 and such declaration shall not have been annulled. If the Trustee shall have given notice of a call for redemption pursuant to Section
4.03 hereof and such notice shall not have been rescinded, the Remarketing Agent shall provide a notice of such redemption to any prospective purchaser of such Bonds upon the remarketing of any Bonds tendered pursuant to Section
5.04 hereof. Nothing in this Section is intended to limit secondary trading or transfer of the Bonds.







                                  ARTICLE VI

                              REVENUES AND FUNDS

         SECTION 6.01. Creation of the Bond Fund. There is hereby created and established with the Trustee a trust fund to be designated "Bond Fund." Upon receipt of moneys pursuant to Section 6.02 hereof, the Trustee shall deposit such moneys into the specified accounts of the Bond Fund, which amounts shall be used to pay when due the principal and Purchase Price of, premium, if any, and interest on the Bonds.

         SECTION 6.02. Payments into the Bond Fund. There shall be deposited into the Bond Fund from time to time the following:

                   (a) any amount in the Project Fund directed to be paid into the Bond Fund in accordance with the provisions of Section 6.07 hereof;

                   (b) any amount deposited into the Bond Fund pursuant to
Section 6.04 hereof;

                   (c) all payments specified in Sections 3.03 and 3.04 of the Loan Agreement (other than amounts paid for the Trustee's or the Authority's own account);

                   (d) any moneys drawn under the Letter of Credit to be used for the payment of principal or Purchase Price of, and interest on the Bonds which moneys shall be deposited or credited in a separate subaccount of the Bond Fund and shall not be commingled with any other moneys held by the Trustee; and

                  (e) all other moneys received by the Trustee under and pursuant to any of the provisions of the Loan Agreement which are required to be or which are accompanied by directions that such moneys are to be paid into the Bond Fund.

         SECTION 6.03. Use of Moneys in the Bond Fund. Except as provided in
Section 6.11 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds, for the redemption of the Bonds prior to maturity and for payment of the Acceleration Price as defined in Section 8.02 hereof. Subject to the provisions of Section 6.12(b) hereof, funds for such payments of the redemption price and principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

                  (i) amounts deposited into the Bond Fund which constitute Available Moneys (and in connection with moneys drawn by the Trustee under the Letter of Credit, the Trustee shall prepare and present to the Bank the appropriate certificates required under the Letter of Credit by 12:00 noon, New York City time, on the Business Day immediately preceding the payment date); and

                  (ii) any other moneys furnished to the Trustee and available for such purpose.

         SECTION 6.04. Custody of Separate Trust Fund. The Trustee is authorized and directed to hold all Net Proceeds from any insurance proceeds or condemnation award and disburse such proceeds in accordance with Article VI of the Loan Agreement. If the Borrower, with the prior written consent of the Bank (provided the Bank is not then in default under the Letter of Credit), directs that any portion of such Net Proceeds be applied to redeem Bonds, the Trustee shall deposit such Net Proceeds in a separate subaccount of the Bond Fund, and the Authority covenants and agrees to take and cause to be taken any action requested by the Authority to redeem on the earliest possible redemption date the amount of Bonds so specified by the Borrower.

         SECTION 6.05. Project Fund. There is hereby created and established with the Trustee a trust fund to be designated "Project Fund," which shall be expended in accordance with the provisions hereof and of the Loan Agreement. The Project Fund shall consist of funds deposited therein, from time to time, pursuant to the provisions hereof, for purposes of paying Qualified Project Costs of the Project.

         SECTION 6.06. Payments into the Project Fund; Disbursements. The Project Fund shall initially consist of those moneys deposited therein pursuant to Section 3.03(c) hereof. Proceeds of the Bonds deposited in the Project Fund shall be applied to pay a portion of the costs of the Project. The Trustee is hereby authorized and directed to make disbursements from the Project Fund upon the receipt of a requisition in the form of Exhibit C hereto signed by the Borrower and approved in writing by the Bank. The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, including records of all requisitions made pursuant to the Loan Agreement and the Trust Indenture, and the Trustee shall, upon request of the Borrower, furnish statements in the form customarily prepared by the Trustee. The Trustee shall hold all moneys and investments from time to time on deposit in the Project Fund for the Owners and for the Bank in order to secure payment of the obligations of the Borrower under the Reimbursement Agreement, the rights of the Bank being subject and subordinate to the rights of the Trustee so long as any amount due in respect of the Bonds remains unpaid.

         SECTION 6.07. Use of Money in the Project Fund Upon Default. If the principal of the Bonds shall have become due and payable pursuant to Article VIII hereof, any balance remaining in the Project Fund shall without further authorization (i) prior to the Obligation Termination Date, if any amounts are due and owing under the Reimbursement Agreement, be transferred immediately to the Bank, as long as the Bank is not in default of its obligations under the Letter of Credit, or (ii) after the Obligation Termination Date, be transferred into the Bond Fund.

         SECTION 6.08. Use of Money in the Project Fund Upon Completion of the Project. The completion of the Project and payment or provision for payment of all Costs of the Project shall be evidenced by the filing with the Trustee of the certificate required by Section 2.03 of the Loan Agreement. As soon as practicable and in any event not more than sixty (60) days from the date of receipt by the Trustee of the certificate referred to in the preceding sentence, any balance remaining in the Project Fund (except amounts the Borrower shall have directed the Trustee to retain for any Cost of the Project not then due and payable) shall, without further authorization be transferred into a separate subaccount within the Bond Fund. Thereafter, the Trustee shall cause a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) hereof in an amount such that the funds transferred to the Bond Fund pursuant to this Section 6.08 will be sufficient to reimburse the Letter of Credit Bank for the redemption price of the Bonds. On the date fixed for redemption, the Trustee (i) shall draw on the Letter of Credit in an amount sufficient to pay the full redemption price of the Bonds from the sources and in the order provided in Section 6.03 hereof and (ii) transfer to the Letter of Credit Bank funds from the separate subaccount within the Bond Fund created pursuant to this Section 6.08 to reimburse the Bank for such drawing. If the sum transferred to the Bond Fund pursuant to this Section 6.08 is not sufficient to effect a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) hereof or if there are any excess funds remaining in the Bond Fund after such mandatory redemption, such funds shall be transferred by the Trustee on the next Interest Payment Date to the Letter of Credit Bank to reimburse the Letter of Credit Bank for a drawing effected pursuant to Section 6.12 hereof.

         SECTION 6.09. Nonpresentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if Available Moneys sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the Owner thereof, all liability of the Authority to the owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds uninvested, without liability for interest thereon, for the benefit of the owner of such Bond who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture with respect to such Bond.

         Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within five (5) years after the date on which the same shall have become due shall be repaid by the Trustee to the Borrower upon written direction of an Authorized Representative, and thereafter owners of Bonds shall be entitled to look only to the Borrower for payment, and then to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Borrower shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

         SECTION 6.10. Moneys to be Held in Trust. Except as otherwise provided in Section 6.13 with respect to the Rebate Fund, all moneys required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Loan Agreement shall be held by the Trustee in trust, and (except for the moneys from time to time required to be deposited and maintained in the Rebate Fund) shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

         SECTION 6.11. Repayment to the Bank and the Borrower from the Bond Fund, the Rebate Fund or the Project Fund. Any amounts remaining in the Bond Fund, the Project Fund, the Rebate Fund or any other fund or account created hereunder after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder, including payment to the United States of America of the final installment of the Rebate Amount, if any, pursuant to Section 6.13 hereof, shall be paid as soon as possible to the Bank unless the Bank notifies the Trustee to the contrary in writing, in which case such amounts shall be paid directly to the Borrower.

         SECTION 6.12. Letter of Credit. (a) During the term of the Letter of Credit, and subject to Sections 4.07 and 6.03 hereof, the Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof (i) to pay when due (whether by reason of maturity, redemption, conversion, acceleration or otherwise) the principal of, and interest and, to the extent the Letter of Credit covers same, any premium on the Bonds, and (ii) to pay when due the Purchase Price of the Bonds.

                  (b) Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 6.12(a) (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal or Purchase Price of, interest or, to the extent the Letter of Credit covers same, any premium on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds prior to the date such payment is due, and (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the Purchase Price of any Bonds which are Pledged Bonds prior to the date such payment is due.

                  (c) The Letter of Credit shall terminate in accordance with its terms on the Letter of Credit Termination Date. Upon such termination, the Trustee shall deliver the terminated Letter of Credit to the Bank, together with such certificates as may be required by the terms of the Letter of Credit.

         SECTION 6.13. Rebate Fund. (a) The Trustee shall establish and maintain a fund separate from any other fund established and maintained hereunder designated as the Rebate Fund. The Rebate Fund shall be held for the benefit of the United States of America and not for the benefit of the Holders of the Bonds or the Bank, which Holders or the Bank shall have no rights in or to such fund.

                   (b) Subject to subsection (c) of this Section 6.13, as of the last day of each fifth Bond Year (the "Rebate Computation Date"), the Borrower, on behalf of the Authority, shall calculate or cause to be calculated the amount required to be paid to the United States of America (the "Rebatable Arbitrage") pursuant to Section 148 of the Code. On or before the sixtieth (60th) day after such date, the Trustee at the written direction of, and upon the receipt of funds from, the Borrower shall deposit in the Rebate Fund the amount, if any, needed to increase the amount in such Fund to an amount equal to ninety percent (90%) of the Rebatable Arbitrage for the period from the date of issuance of the Bonds to the Rebate Computation Date at issue, or shall transfer from the Rebate Fund to the Bond Fund the amount, if any, needed to reduce the amount in the Rebate Fund to ninety percent (90%) of the amount of the Rebatable Arbitrage for such period.

         Subject to subsection (c) of this Section 6.13, as of the last day on which the last remaining Outstanding Bond is retired (the "Final Computation Date"), the Borrower, on behalf of the Authority, shall calculate, or cause to be calculated, the amount required to be paid to the United States of America pursuant to Section 148 of the Code. on or before the sixtieth (60th) day after such date, the Trustee, at the written direction of, and upon the receipt of funds from, the Borrower, shall deposit in the Rebate Fund the amount, if any, needed to increase the amount in such Fund to an amount equal to the Rebatable Arbitrage for the period from the date of issuance of the Bonds to the Final Computation Date, or shall transfer from the Rebate Fund to the Bond Fund the amount, if any, needed to reduce the amount in the Rebate Fund to the amount of the Rebatable Arbitrage for such period.

         After making any transfer required for a Rebate Computation Date and the Final Computation Date, the Authority shall immediately pay or cause to be paid to the United States of America the amount in the Rebate Fund. The amounts in the Rebate Fund shall not be subject to the claim of any party, including any Bondholder or the Bank, and shall not be paid to any party other than the United States.

         All amounts in the Rebate Fund shall be used and withdrawn by the Authority or the Trustee solely for the purposes set forth in this Section. In the event the amount in the Rebate Fund is for any reason insufficient to pay to the United States of America the amounts due as calculated in this Section, the Borrower or the Trustee at the direction of, and upon the receipt of funds from, the Borrower, shall deposit in the Rebate Fund the amount for such deficiency.

                  (c) Notwithstanding the provisions of this Section 6.13, the Borrower, on behalf of the Authority, hereby agrees to calculate the amount to be deposited in the Rebate Fund and the amount to be rebated to the United States of America pursuant to Section 148(f) of the Code in any manner not inconsistent with its arbitrage covenants set forth in the Tax Compliance Agreement and the Loan Agreement delivered on the date of issuance of the Bonds. Such calculation shall give regard to all regulations applicable to such Section 148(f) including any temporary regulations heretofore or hereafter released.

                  (d) The Authority and the Borrower agree that the Trustee shall not be liable for any damages, costs or liabilities resulting from the performance of the Trustee's duties and obligations under Section 6.13 hereof, except that the Trustee shall be liable for its gross negligence or willful misconduct. The Borrower shall indemnify and hold the Trustee and its directors, officers, agents and employees (collectively, the Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses, including out-of-pocket, incidental expenses, legal fees and expenses and the allocated costs and expenses of in-house counsel and legal staff ("Losses") that may be imposed on, incurred by or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which the Trustee is authorized to rely pursuant to this Section 6.13. In addition to and not in limitation of the immediately preceding sentence, the Borrower also agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against the Indemnitees or any of them in connection with or arising out of the Trustee's exercise or performance of its duties and obligations under this Section 6.13, provided the Trustee has not acted with gross negligence or engaged in willful misconduct. The provisions of this Section 6.13 shall survive the termination of this Indenture and the resignation or removal of the Trustee for any reason. In making any deposit or transfer to or payment from the Rebate Fund, the Trustee shall be entitled to rely solely on the written instructions of the Borrower and shall have no duty to examine such written instruments to determine the accuracy of the Borrower's calculation of the Rebate Amount or the amounts to be paid to the United States. In the event that the Borrower or the Authority shall not comply with their respective obligations under Section 6.13 of this Indenture, the Trustee shall have no obligation to cause compliance on their respective behalf.

         SECTION 6.14. Investment of Moneys in Funds. All moneys in any of the funds established pursuant to this Indenture (except moneys obtained from a draw on the Letter of Credit) shall be invested by the Trustee, as directed in writing by the Borrower, solely in Investment Securities except with respect to Available Moneys held by the Trustee for the payment of Undelivered Bonds, which Available Moneys the Trustee shall not invest. Investment Securities may be purchased at such prices as the Trustee may in its discretion determine or as may be directed by the Borrower. Absent written investment directions from the Borrower, the Trustee shall invest available fund balances in investments described in subparagraph (ix) of the definition of Investment Securities. All Investment Securities shall be acquired subject to the limitations set forth in Section 7.06, the limitations as to maturities hereinafter in this Section set forth and such additional limitations or requirements consistent with the foregoing as may be established by request of the Borrower. The Borrower shall be responsible for selecting Investment Securities that are legal investments under the laws of the State.

         To the extent the Bank has not been reimbursed under the Reimbursement Agreement and has notified the Trustee of same in writing, all interest, profits and other income received from the investment of moneys in any fund established pursuant to this Indenture shall be transferred to the Bank in the amount specified by the Bank. Otherwise, such amounts shall be deposited to the appropriate fund or account in which such investments were made. Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, or premium paid, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest was paid.

         Investment Securities acquired as an investment of moneys in any fund established under this Indenture shall be credited to such fund. For the purpose of determining the amount in any fund, all Investment Securities credited to such fund shall be valued at the lesser of cost or par value plus, prior to the first payment of interest following purchase, the amount of accrued interest, if any, paid as a part of the purchase price.

         The Trustee may act as principal or agent in the making or disposing of any investment. The Trustee may sell at the best price obtainable, or present for redemption, any Investment securities so purchased whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Security is credited. The Trustee shall not be liable or responsible for any loss or depreciation in value resulting from such investment made in accordance with this Section 6.14.

                                 ARTICLE VII

                             PARTICULAR COVENANTS

         SECTION 7.01. Punctual Payment. The Authority shall punctually pay or cause to be paid the principal, premium, if any, and interest to become due in respect of all the Bonds, in strict conformity with the terms of the Bonds and of this Indenture, according to the true intent and meaning thereof, but only out of Revenues and other assets pledged for such payment as provided in this Indenture.

         SECTION 7.02. Extension of Payment of Bonds. The Authority shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest by the purchase or funding of such Bonds or claims for interest or by any other arrangement and in case the maturity of any of the Bonds or the time of payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then outstanding and of all claims for interest thereon which shall not have been so extended. Nothing in this Section shall be deemed to limit the right of the Authority to issue Bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of Bonds.

         SECTION 7.03. Against Encumbrances. The Authority shall not create, or permit the creation of, any pledge, lien, charge or other encumbrance upon the Revenues and other assets pledged or assigned under this Indenture while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture and will assist the Trustee in contesting any such pledge, lien, charge or other encumbrance which may be created. Subject to this limitation, the Authority expressly reserves the right to enter into one or more other indentures for any of its corporate purposes, including other programs under the Act, and reserves the right to issue other obligations for such purposes.

         SECTION 7.04. Power to Issue Bonds and Make Pledge and Assignment. The Authority represents and covenants that it is duly authorized pursuant to law to issue the Bonds and to enter into this Indenture and to pledge and assign the Revenues and other assets pledged and assigned, respectively, under this Indenture in the manner and to the extent provided in this Indenture. The Bonds and the provisions of this Indenture are and will be the legal, valid and binding limited obligations of the Authority in accordance with their terms, and the Authority and the Trustee, subject to the provisions of Article IX hereof, shall at all times, to the extent permitted by law, defend, preserve and protect said pledge and assignment of Revenues and other assets and all the rights of the Bondholders under this Indenture against all claims and demands of all Persons whomsoever.

         SECTION 7.05. Accounting Records and Financial Statements. (a) The Trustee shall at all times keep, or cause to be kept, proper books of record and account as shall be consistent with prudent corporate trust industry practice, in which complete and accurate entries shall be made of all transactions relating to the proceeds of Bonds, the Revenues, the payments under the Loan Agreement and all funds established pursuant to this Indenture. Such books of record and account shall be available for inspection by the Authority, the Borrower, the Bank and any Bondholder, or his agent or representative duly authorized in writing, at reasonable hours and under reasonable circumstances subject to prior written notice to the Trustee.

                  (b) The Trustee shall within thirty (30) days after the end of each month furnish to the Borrower a monthly statement (which need not be audited) covering receipts, disbursements, allocation and application of Revenues and any other moneys (including proceeds of Bonds) in any of the funds and accounts established pursuant to this Indenture for such month.

         SECTION 7.06. Tax Covenants. The Borrower has covenanted not to take any action, or fail to take any action, if any such action or failure to take action would adversely affect the exclusion from gross income of the interest on the Bonds under Section 103 and Sections 141 through 150, inclusive, of the Code. The Authority and the Borrower will not directly or indirectly use or permit the use of any proceeds of the Bonds or any other funds of the Authority or the Borrower, or take or omit to take any action that would cause the Bonds to be "arbitrage bonds" within the meaning of Section 148(a) of the Code. To that end, the Authority and the Borrower will comply with all requirements of Section 148 of the Code to the extent applicable to the Bonds. In the event that any time the Authority or the Borrower is of the opinion that for purposes of this Section 7.06 it is necessary to restrict or limit the yield on the investment of any moneys held by the Trustee under this Indenture, the Loan Agreement or otherwise, the Authority or the Borrower shall so instruct the Trustee in writing, and the Trustee shall take such action as shall be set forth in such instructions. The covenants of the Authority contained in the Loan Agreement are fully incorporated herein by reference and are made a part of this Indenture as if fully set forth herein.

         Without limiting the generality of the foregoing, the Authority and the Borrower agree that there shall be paid from time to time all amounts required to be rebated to the United States pursuant to Section 148(f) of the Code and any temporary, proposed or final Treasury Regulations as may be applicable to the Bonds from time to time. This covenant shall survive payment in full or defeasance of the Bonds. The Authority and the Borrower specifically covenant to pay or cause to be paid to the United States at the times and in the amounts determined under Section 6.13 hereof the Rebatable Arbitrage, as described in such Section 6.13 and in the Tax Compliance Agreement.

         Notwithstanding any provision of this Section and Section 6.13 hereof, if the Borrower shall provide to the Authority and the Trustee an opinion of nationally recognized bond counsel to the effect that any action required under this Section and/or Section 6.13 hereof is no longer required, or to the effect that some further action is required, to maintain the exclusion from gross income of interest on the Bonds, the Authority, the Trustee and the Borrower may rely conclusively on such opinion.

         SECTION 7.07. Other Covenants. (a) Subject to Article IX hereof, the Trustee shall promptly collect all amounts due from the Borrower pursuant to the Loan Agreement, shall perform all duties imposed upon it pursuant to the Loan Agreement and shall diligently enforce, and take all steps, actions and proceedings reasonably necessary for the enforcement of all of the rights of the Authority and all of the obligations of the Borrower.

                  (b) The Authority shall not amend, modify or terminate any of the terms of the Loan Agreement, or consent to any such amendment, modification or termination, without the written consent of the Trustee. The Trustee shall give such written consent only if (i) notification of such amendment, modification or termination has been given to each Rating Agency then rating the Bonds and to the Holders, (ii) the Trustee receives the written consent of the Bank, (iii)(A) such amendment, modification or termination will not materially adversely affect the interests of the Holders or result in any material impairment of the security hereby given for the payment of the Bonds or (B) the Trustee first obtains the written consent of the Bank and the Holders of a majority in principal amount of the Bonds then Outstanding to such amendment, modification or termination, provided that no such amendment, modification or termination shall reduce the amount of loan payments to be made to the Authority or the Trustee by the Borrower pursuant to the Loan Agreement, or extend the time for making such payment, without the written consent of all of the Holders of the Bonds then Outstanding, and
(iv) the Authority shall have delivered to the Trustee an opinion of Counsel satisfactory to the Trustee that all of the provisions and conditions set forth in this Section 7.07(b), including those in subsection (b)(iii)(A) hereof, have been satisfied.

         SECTION 7.08. Waiver of Laws. The Authority shall not at any time insist upon or plead in any manner whatsoever, or claim or take the benefit or advantage of, any stay or extension provided by law now or at any time hereafter in force that may affect the covenants and agreements contained in this Indenture or in the Bonds, and all benefit or advantage of any such law or laws is hereby expressly waived by the Authority to the extent permitted by law.

         SECTION 7.09. Further Assurances. The Authority will make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention or to facilitate the performance of this Indenture and for the better assuring and confirming unto the Holders of the Bonds of the rights and benefits provided in this Indenture.

                                 ARTICLE VIII

                  EVENTS OF DEFAULT; REMEDIES OF BONDHOLDERS

         SECTION 8.01. Events of Default. The following events shall be Events of Default:

                  (a) default in the due and punctual payment of the principal of any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by acceleration, or otherwise; or

                  (b) default in the due and punctual payment of any installment of interest on any Bond when and as the same shall become due and payable; or

                  (c) failure to pay the Purchase Price on any Bond tendered pursuant to Article V when such payment is due; or

                  (d) default by the Authority in the observance of any of the other covenants, agreements or conditions on its part in this Indenture or in the Bonds, if such default shall have continued for a period of sixty
(60) days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Authority by the Trustee, or to the Authority and the Trustee by the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds at the time outstanding; or

                  (e) if there occurs an Event of Default as defined in Sections 8.01(a) through (d) of the Loan Agreement; or

                  (f) the Trustee's receipt of written notice of declaration by the Bank of an Event of Default under the provisions of the Reimbursement Agreement and instructing the Trustee to declare the principal amount of the Outstanding Bonds to be immediately due and payable; or

                  (g) if, at any time after a draw under the Letter of Credit, the Trustee shall have received notice from the Bank that the amount of such draw corresponding to the payment of interest on the Bonds shall not be reinstated in the amount and in the manner set forth in the Letter of Credit.

          Upon actual knowledge of the existence of any Event of Default, the Trustee shall as soon as practicable notify the Bank, the Borrower, the Authority, the Tender Agent, if it is not also the Trustee, and the Remarketing Agent. Anything contained in this Indenture to the contrary notwithstanding, (i) no Event of Default under subsections (d) or (e) above shall occur without the prior written consent of the Bank so long as the Bank is not in default under the terms of the Letter of Credit and (ii) the Trustee shall not notify Bondholders of the existence of any Event of Default without the prior written consent of the Bank, as long as the Bank is not in default under the terms of the Letter of Credit.

          SECTION 8.02. Acceleration. If any Event of Default under Section
8.01 hereof occurs, the Trustee (with the written consent of the Bank provided the Bank is not in default of its obligations under the Letter of Credit) may, and upon request of the Owners of twenty-five percent (25%) in principal amount of the Bonds then Outstanding shall, by written notice to the Authority, the Bank and the Borrower, declare the principal amount of all Bonds then Outstanding and the interest accrued thereon to such date (the "Acceleration Date") to be due and the Acceleration Price (as here defined) shall thereupon become payable on the first (lst) Business Day following the Acceleration Date (the "Payment Date"). Thereupon, the Trustee among other things, shall draw immediately upon the Letter of Credit as set forth in
Section 6.12 hereof. Interest on the accelerated Bonds shall cease to accrue on the Acceleration Date. Accelerated Bonds shall be payable at a price equal to 100% of the aggregate principal amount thereof plus interest accrued to the Payment Date (the "Acceleration Price"). Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default described in Section 8.01 (f) or (g) hereof, the Trustee shall, by written notice to the Bank, the Borrower and the Authority declare immediately due and payable the principal amount of the Outstanding Bonds.

          Any such declaration is subject to the condition that if, at any time after such declaration and before any judgment or decree for the payment of the moneys due shall have been obtained or entered, the Letter of Credit shall have been reinstated in full as to principal and interest and the reasonable charges and expenses of the Trustee, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, by written notice to the Authority, the Bank, the Borrower and the Trustee, or the Trustee if such declaration was made by the Trustee, may, on behalf of the Holders of all of the Bonds, rescind and annul such declaration and its consequences and waive such default; but such rescission and annulment shall not extend to or affect any subsequent default, and shall not impair or exhaust any right or power in consequence thereof. The foregoing to the contrary notwithstanding, Owners of twenty-five percent (25%) in principal amount of the Bonds then Outstanding shall have no right to request the Trustee to accelerate the bonds under this Section 8.02 and the Trustee shall not be obligated to give any Bondholder notice of a default under the Indenture (except upon the occurrence of an Event of Default under Section 8.01(f) or (g) hereof), the Loan Agreement or any other documents executed and delivered in connection with the Bonds, unless the Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank.

          Upon any declaration of acceleration hereunder, the Trustee shall as soon as possible give written notice of the acceleration to the Bondholders as set forth below. In addition, notice of such acceleration shall be mailed, by registered or certified mail or overnight mail, to each Rating Agency then rating the Bonds, if any, but failure to mail any such notice or any defect in the mailing thereof shall not affect the validity of such acceleration. Such notice of acceleration (i) shall be given in the name of the Authority, (ii) shall identify the Accelerated Bonds (by name, date of issue, interest rate and maturity date); (iii) shall specify the Acceleration Date; (iv) shall state that the interest on the accelerated Bonds ceased to accrue on the Acceleration Date; (v) shall state the reason for the acceleration; and (vi) shall state that on the Payment Date the Acceleration Price will be payable at the office of the Trustee designated in such notice. The Trustee shall use "CUSIP" numbers on such notices as a convenience to Bondholders and such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of acceleration and that reliance may be placed on the registration and description printed on the Bonds.

          Upon acceleration pursuant to this Section 8.02, the Trustee shall immediately exercise such rights as it may have under the Loan Agreement to declare all payments thereunder to be immediately due and payable and shall immediately draw upon the Letter of Credit as provided in Section 6.12 hereof in an amount that, together with any Available Moneys on deposit in the Bond Fund and irrevocably committed to the payment of principal of and interest on the Bonds, is sufficient to pay the Acceleration Price due on the Outstanding Bonds on the Payment Date.

          Upon receipt by the Trustee of any amount from the Bank under the preceding paragraphs of this Section 8.02 (or after receipt by the Trustee of any amounts from the Bank under any other provision of this Indenture), the Bank shall be subrogated to the right, title and interest of the Trustee and the Bondholders in and to the Loan Agreement, the Project Facilities and any other security held for the payment of the Bonds (other than said funds), all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Loan Agreement or this Indenture, shall be assigned by the Trustee to the Bank. Upon such assignment to the Bank, the Trustee shall have no further duties or obligations under the Bond Documents.

          SECTION 8.03. Other Remedies. If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to the Authority or the Trustee under the Loan Agreement, the Letter of Credit or any other security instrument, or under any supplements or amendments thereto, and shall, at all times complying with the provisions of Section
8.02 hereof, apply any Revenues or Available Moneys in the Bond Fund held by the Trustee to the payment of principal of or interest on the Bonds. In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action, as in the judgment of the Trustee, applying the standards described in Section 9.01 hereof, would best serve the interests of the Bondholders.

          SECTION 8.04. Legal Proceedings By Trustee. If any Event of Default has occurred and is continuing, the Trustee in its discretion may and, upon the written request of the Bank or the Owners of twenty-five percent (25%) in principal amount of the Bonds then Outstanding (subject to the consent of the Bank, as long as the Bank is not in default of its obligations under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank) and receipt of indemnity to its satisfaction shall, in its own name:

                  A. By mandamus, other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Authority to collect the amounts payable under the Loan Agreement and to require the Authority to carry out any other provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

                  B. Bring suit upon the Bonds;

                  C. By action or suit in equity require the Authority to account as if it were the trustee of an express trust for the Bondholders; and

                  D. By action or suit in equity enjoin any acts or things that may be unlawful or in violation of the rights of the Bondholders.

         SECTION 8.05. Discontinuance of Proceedings by Trustee. If any proceeding taken by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, the Authority, the Trustee, the Bondholders and the Bank shall be restored to their former positions and rights hereunder as though no such proceeding had been taken, but subject to the limitations of any such adverse determination.

         SECTION 8.06. Bondholders May Direct Proceedings by Trustee. The Holders of a majority in principal amount of the Bonds Outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, and that the Trustee shall not be required to comply with any such direction which it deems to be unlawful or unjustly prejudicial to Bondholders not parties to such direction. The foregoing provisions of this
Section 8.06 to the contrary notwithstanding, the Bank shall have the right to direct the method and the place of conducting all remedial proceedings by the Trustee hereunder provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture as long as the Bank shall not be in default under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to the bankruptcy, insolvency or reorganization of the Bank.

         SECTION 8.07. Limitations on Actions By Bondholders. Anything in this Indenture to the contrary notwithstanding, no Bondholder shall have any right to pursue any remedy hereunder or under the Loan Agreement unless:

                  (a) The Trustee shall have been given written notice of an Event of Default;

                  (b) The holders of at least twenty-five percent (25%) in aggregate principal amount of the Bonds Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

                  (c) The Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities.

                  (d) The Trustee shall have failed to comply with such request within a reasonable time; and

                  (e) The Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank; provided, however, that nothing herein shall affect or impair the right of any Owner of any Bond to enforce payment of the principal and Purchase Price thereof and interest thereon at and after the maturity thereof, or the obligation of the Authority to pay such principal and Purchase Price and interest to the respective Owners of the Bonds at the time and place, from the source and in the manner expressed herein and in the Bonds; and provided further that such action shall not disturb or prejudice the lien of this Indenture.

         SECTION 8.08. Trustee May Enforce Rights Without Possession of Bonds. All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the Owners of the Bonds.

         SECTION 8.09. Delays and Omissions Not to Impair Rights. No delay or omission in respect of exercising any right or power accruing upon any Event of Default shall impair such right or power or be a waiver of such Event of Default and every remedy given by this Article VIII may be exercised, from time to time, and as often as may be deemed expedient.

         SECTION 8.10. Application of Moneys in Event of Default. Any moneys received by the Trustee under this Article VIII shall be applied in the order listed below (provided that any moneys received by the Trustee upon drawing under the Letter of Credit together with Available Moneys on deposit in the Bond Fund and available for payment of principal and Purchase Price of and interest on all Outstanding Bonds, any moneys held by the Trustee upon the nonpresentment of Bonds and any moneys held by the Trustee for the defeasance of Bonds pursuant to Article XI shall be applied only as provided in clause B below and only to pay outstanding principal and accrued interest, as provided in the Letter of Credit, with respect to the Bonds):

                  A. To the payment of the fees and expenses of the Trustee and the Authority including reasonable counsel fees and expenses, and any disbursements of the Trustee with interest thereon and its reasonable compensation;

                  B. To the payment of principal and Purchase Price of and interest then owing on the Bonds, including any interest on overdue interest, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal and Purchase Price of and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

                  C. The surplus, if any, remaining after the application of the moneys as set forth above shall, to the extent of any unreimbursed drawing under the Letter of Credit or other obligations owing by the Borrower to the Bank under the Reimbursement Agreement, as certified by the Bank to the Trustee, be paid to the Bank. Any remaining moneys shall be paid to the Borrower or the Person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

         SECTION 8.11. Trustee and Bondholders Entitled to All Remedies Under Act; Remedies Not Exclusive. It is the purpose of this Article VIII to provide to the Trustee and the Bondholders all rights and remedies as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy permitted by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article VIII shall apply to and be binding upon any trustee or receiver appointed under the Act.

         No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         SECTION 8.12. Trustee's Right to Receiver. As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as may be contained in or permitted by the Act.

         SECTION 8.13. Subrogation Rights of Bank. The Trustee agrees that the Bank or other provider of a Substitute Letter of Credit shall be subrogated to all rights, remedies and collateral of the Bondholder under the Indenture, the Loan Agreement or any other document or instrument, to the extent the Bank or other provider of a Substitute Letter of Credit has honored a draw under the Letter of Credit or Substitute Letter of Credit, as the case may be, and has not been reimbursed or paid therefor.

         SECTION 8.14. Waiver of Default. As long as the Bank is not in default of its obligations under the Letter of Credit and the Letter of Credit is in full force and effect, or a voluntary or involuntary case has not been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to the bankruptcy, insolvency or reorganization of the Bank, the Bank may waive an Event of Default and if the Bank does so, the Trustee must also waive such Event of Default. The Trustee may not waive an Event of Default under this Indenture if the Letter of Credit has not been reinstated to cover principal and Purchase Price of and interest on the Bonds in accordance with the terms of the Letter of Credit.

                                  ARTICLE IX
           THE TRUSTEE; THE TENDER AGENT; AND THE REMARKETING AGENT

         SECTION 9.01. Duties, Immunities and Liabilities of Trustee. (a) The Trustee accepts the Trusts hereby created and agrees to perform the duties herein required of it subject to the provisions of this Article IX. The Trustee shall, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall, during the existence of any Event of Default (which has not been cured), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. The Trustee shall not be required to give any bond or surety with respect to its acceptance of its rights and duties under this Indenture. No permissive right of the Trustee to take action enumerated in this Indenture shall be construed as a duty.

                  (b) The Authority shall remove the Trustee if at any time requested to do so by an instrument or concurrent instruments in writing signed by the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding (or their attorneys duly authorized in writing), or if at any time the Trustee shall cease to be eligible in accordance with Subsection (e) of this Section or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or its property shall be appointed, or any public officer shall take control or charge of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in each case by giving written notice of such removal to the Trustee, and thereupon shall appoint, with the consent of the Bank and the Borrower, a successor Trustee by an instrument in writing.

                  (c) The Trustee may at any time resign by giving written notice of such resignation to the Authority and the Bank and by giving the Bondholders notice of such resignation by mail at the addresses shown on the registration books maintained by the Trustee. Upon receiving such notice of resignation, the Authority shall promptly appoint, with the consent of the Bank and the Borrower, a successor Trustee by an instrument in writing.

                  (d) Any removal or resignation of the Trustee and appointment of a successor Trustee shall become effective upon acceptance of appointment by the successor Trustee. If no successor Trustee shall have been appointed and have accepted appointment within forty-five (45) days of giving notice of removal or notice of resignation as aforesaid, the resigning Trustee, at the expense of the Borrower or any Bondholder (on behalf of himself and all other Bondholders), may petition any court of competent jurisdiction for the appointment of a successor Trustee. Any successor Trustee appointed under this Indenture shall signify its acceptance of such appointment by executing and delivering to the Authority and to its predecessor Trustee a written acceptance thereof, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the moneys, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein; but, nevertheless at the request of the Authority or the request of the successor Trustee, such predecessor Trustee shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and shall pay over, transfer, assign and deliver to the successor Trustee any moneys or other property subject to the trusts and conditions herein set forth. Upon request of the successor Trustee, the Authority shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such moneys, estates, properties, rights, powers, trusts, duties and obligations. Upon acceptance of appointment by a successor Trustee as provided in this subsection, the Authority shall mail a notice of the succession of such Trustee to the trusts hereunder to the Rating Agency, if any, and to the Bondholders at the addresses shown on the registration books maintained by the Trustee. If the Authority fails to mail such notice within fifteen (15) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Authority.

                  (e) Any Trustee appointed under the provisions of this
Section in succession to the Trustee shall be a trust company or bank having the powers of a trust company having a corporate trust office in the State having a combined capital and surplus of at least one Hundred Million Dollars ($100,000,000), subject to supervision or examination by federal or state authorities and shall have received written evidence from the Rating Agency then rating the Bonds, if any, that the use of such Trustee would not result in a reduction or withdrawal of the rating on the Bonds. If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this subsection (e), the Trustee shall resign immediately in the manner and with the effect specified in this Section.

         SECTION 9.01A. Compensation and Indemnity. The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Holders and reasonable costs of counsel retained by the Trustee in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify and hold harmless the Trustee against any and all losses, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 9.01A) and of defending itself against any claims (whether asserted by any Holder, the Company or otherwise). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct or gross negligence.

                  To secure the Company's payment obligations in this Section 9.01A, the Trustee shall have a lien prior to the Bonds on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Bonds and proceeds of drawings on the Letter of Credit. The Trustee's right to receive payment of any amounts due under this Section 9.01A shall not be subordinate to any other liability or indebtedness of the Company.

                  The Company's payment obligations pursuant to this Section 9.01A shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 8.01(e) with respect to the Company, the expenses are intended to constitute expenses of administration under any bankruptcy law.

         SECTION 9.02. Merger or Consolidation. Any company or association into which the Trustee may be merged or converted or with which it may be consolidated or any company or association resulting from any merger, conversion or consolidation to which it shall be a party or any company or association to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be eligible under subsection (e) of Section 9.01, shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

         SECTION 9.03. Liability of Trustee. (a) The recitals of facts herein and in the Bonds shall be taken as statements of the Authority, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Bonds or the security provided for the Bonds hereunder or shall incur any responsibility in respect thereof, other than in connection with the duties or obligations herein or in the Bonds assigned to or imposed upon it. The Trustee shall not be accountable for the use or application by the Authority or the Borrower of the Bonds, or upon disbursement from the Project Fund, the proceeds thereof. The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds. The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own gross negligence or willful misconduct. The Trustee may become the owner of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of their officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Bondholders, whether or not such committee shall represent the Holders of a majority in principal amount of the Bonds then Outstanding and may otherwise deal with the Authority, the Borrower and the Bank.

                  (b) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

                  (c) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

                  (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture (other than the making of a draw under the Letter of Credit in accordance with its terms and the terms hereof, declaring the principal of the Bonds to be immediately due and payable when required hereunder or making payments on the Bonds with funds provided under this Indenture when due) at the request, order or direction of any of the Bondholders pursuant to the provisions of this Indenture unless such Bondholders shall have offered to the Trustee indemnification to its satisfaction for indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (e) The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  (f) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder or the other Bond Documents unless the Trustee shall be specifically notified of such default in writing by the Authority, the Borrower, the Bank or the Owner of any Outstanding Bonds, and in the absence of such notice the Trustee shall conclusively assume that there is no default; provided that the Trustee shall be required to take notice of and be deemed to have notice of its failure to receive the money necessary to pay the principal of and premium (if any) and interest on the Bonds and Purchase Price payments.

                  (g) No provision of this Indenture or the other Bond Documents shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                  (h) The Trustee shall not be required to record or file any document or statement, including financing and continuation statements, or to insure or monitor the insurance of the Project Facilities.

         SECTION 9.04. Right of Trustee to Rely on Documents. The Trustee may conclusively rely, and shall be protected in acting upon any notice, resolution, direction, requisition, request, consent, order, statement, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with counsel, who may be counsel of or to the Authority, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

         The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or indirectly through agents or attorneys, and the Trustee shall not be responsible for any negligence on the part of any agent or attorney representing it with due care. The Trustee shall not be bound to recognize any person as the Holder of a Bond unless and until such Bond is submitted for inspection, if required, and his title thereto is satisfactorily established, if disputed.

         Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Authority, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

         SECTION 9.05. Preservation and Inspection of Documents.

                  (a) All documents received by the Trustee under the provisions of this Indenture shall be retained in its possession and shall be subject during normal business hours of the Trustee to the inspection of the Authority and any Bondholder, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions upon prior written notice.

                  (b) The Trustee covenants and agrees that it shall maintain a current list of the names and addresses of all the Bondholders.

         SECTION 9.06. Compensation. The Trustee shall be paid (solely from Additional Payments) from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture.

         SECTION 9.07. The Tender Agent. First Union National Bank, the initial Tender Agent appointed by the Borrower, and each successor tender agent appointed in accordance herewith, shall designate its office and signify its acceptance of the duties and obligations imposed upon it as described herein by a written instrument of acceptance delivered to the Trustee and the Borrower under which the Tender Agent shall, among other things:

                  (a) hold all Bonds delivered to it hereunder in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bond shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of moneys representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall hold all such Bonds which are required to be delivered to the Pledged Bonds Custodian pursuant to Section 5.06(b) hereof, as the agent of the Bank for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement (which agency shall terminate upon delivery of such Bonds by the Tender Agent to or upon the order of the Bank in accordance with such Section 5.06(b)); and

                  (b) hold all moneys delivered to it hereunder and under the Tender Agent Agreement for the purchase of such Bonds in a separate account in trust for the benefit of the Person or entity which shall have so delivered such moneys until required to transfer such funds as provided herein.

         SECTION 9.08. Qualification of Tender Agent. (a) The Tender Agent shall be a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least One Hundred Million Dollars ($100,000,000) or that is a wholly-owned subsidiary of such a bank or trust company, and authorized by law to perform all duties imposed upon it by this Indenture. The Tender Agent may at any time resign and be discharged of its duties and obligations by giving at least sixty (60) days notice to the Authority, the Trustee, the Remarketing Agent, the Bank and the Borrower; provided that such resignation shall not take effect until the appointment of a successor Tender Agent in accordance with the provisions hereof. Upon the written approval of the Bank, the Tender Agent may be removed at any time by the Borrower upon written notice to the Authority, the Trustee and the Remarketing Agent. Successor Tender Agents may be appointed from time to time by the Borrower, with the prior written consent of the Bank. The rights and immunities of the Trustee granted under this Article IX shall also apply to the Tender Agent.

                  (b) Upon the resignation or removal of the Tender Agent, the Tender Agent shall deliver any Bonds and moneys held by it in such capacity to its successor and the Borrower shall appoint a successor Tender Agent. If the Borrower fails to appoint a successor Tender Agent within thirty (30) days of the Tender Agent's resignation or removal, the Tender Agent may, at the expense of the Borrower, petition a court of competent jurisdiction for the appointment of a successor to it.

         SECTION 9.09. Qualifications of Remarketing Agent, Resignation; Removal. The Remarketing Agent shall be a financial institution or registered broker/dealer authorized by law to perform all of the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture by giving at least thirty (30) days notice to the Authority, the Borrower and the Trustee. The Remarketing Agent may be removed at any time, upon not less than thirty (30) days written notice from the Borrower filed with the Trustee. Upon the resignation or removal of the Remarketing Agent, the Borrower shall appoint a successor Remarketing Agent and shall provide written notice thereof to the Trustee. The resignation or removal of the Remarketing Agent shall not become effective until a successor Remarketing Agent is appointed and accepts such appointment. if the Bonds are rated by a Rating Agency, any successor Remarketing Agent shall be acceptable to such Rating Agency.

         SECTION 9.10. Construction of Ambiguous Provisions. The Trustee may construe any provision hereof insofar as such may appear to be ambiguous or inconsistent with any other provision hereof; and any construction of any such provision by the Trustee in good faith shall be binding upon the Owners of the Bonds.







                                  ARTICLE X

                  MODIFICATION OR AMENDMENT OF THE INDENTURE

         SECTION 10.01. Amendments Permitted. This Indenture and the rights and obligations of the Authority, the Trustee and the Holders of the Bonds may be modified or amended from time to time and at any time for any lawful purpose, by an indenture or indentures supplemental hereto, which the Authority and the Trustee may enter into without the consent of any Bondholders but with the prior written consent of the Bank (as long as the Bank is not in default under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to the bankruptcy, insolvency or reorganization of the Bank). The foregoing to the contrary notwithstanding, no such modification or amendment shall, without the consent of the Holders of all Bonds then Outstanding, (i) extend the maturity date of any Bond, (ii) reduce the amount of principal thereof, (iii) extend the time of payment or change the method of computing the rate of interest thereon, without the consent of the Holder of each Bond so affected, or eliminate the Holders' rights to tender the Bonds, (iv) extend the due date for the purchase of Bonds tendered by the Holders thereof, or (v) reduce the Purchase Price of such Bonds. It shall not be necessary for the consent of the Bondholders to approve the particular form of any supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. Promptly after the execution by the Authority and the Trustee of any supplemental indenture pursuant to this Section 10.01, the Trustee shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to each Rating Agency then rating the Bonds and the Holders of the Bonds at the address shown on the registration books of the Trustee. Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 10.02. Effect of Supplemental indenture. Upon the execution of any supplemental indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Authority, the Trustee and all Holders of Bonds Outstanding shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such supplemental indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 10.03. Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Authority in the execution and delivery of any supplemental indenture or amendment permitted by this Article X and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Authority and that all things necessary to make it a valid and binding agreement have been done.







                  ARTICLE XI

                  DEFEASANCE

         SECTION 11.01. Discharge of Indenture. The Bonds may be paid by the Authority in any of the following ways, provided that the Authority also pays or causes to be paid any other sums payable hereunder by the Authority and the fees and expenses of the Trustee are paid:

                  (a) by paying or causing to be paid the principal of and interest on the Bonds as and when the same become due and payable;

                  (b) by depositing with the Trustee, in trust, Available Moneys or securities purchased with Available Moneys in the amount necessary (as provided in Section 11.03) to pay or redeem all Bonds then Outstanding; or

                  (c) by delivering to the Trustee, for cancellation by it, the Bonds then Outstanding.

         If the Authority shall also pay or cause to be paid all Bonds then Outstanding and shall also pay or cause to be paid all other sums payable hereunder by the Authority, and the fees and expenses of the Trustee are paid, then and in that case, at the election of the Authority (evidenced by a Certificate of the Authority filed with the Trustee, signifying the intention of the Authority to discharge all such indebtedness and this Indenture), and notwithstanding that any Bonds shall not have been surrendered for payment, this Indenture, the assignment of the Loan Agreement and the pledge of Revenues and other assets made under this Indenture and all covenants, agreements and other obligations of the Authority under this Indenture shall cease, terminate, become void and be completely discharged and satisfied. In such event, upon Request of the Authority, the Trustee shall, to the extent it has not already done so, cause an accounting for such period or periods as may be requested by the Authority to be prepared and filed with the Authority and shall execute and deliver to the Authority all such instruments, as prepared by or caused to be prepared by the Authority, that may be necessary or desirable to evidence such discharge and satisfaction, and the Trustee shall pay over, transfer, assign or deliver all moneys or securities or other property held by it pursuant to this Indenture, which are not required for
(i) the payment of all the charges and reasonable expenses of the Trustee under this Indenture, (ii) the payment or redemption of Bonds not theretofore surrendered for such payment or redemption, (iii) the payment of amounts owed to the Bank by the Borrower under the Reimbursement Agreement, to the Borrower, as certified to the Trustee by the Bank, or (iv) the payment of any and all sums due to the United States of America hereunder.

         SECTION 11.02. Discharge of Liability on Bonds. Upon the deposit with the Trustee, in trust, at or before maturity, of money or securities in the necessary amount (as provided in Section 11.03) to pay or redeem any Outstanding Bond (whether upon or prior to the end of the Fixed Rate Period or the redemption date of such Bond), provided that, if such Bond is to be redeemed prior to maturity, notice of such redemption shall have been given as in Article IV provided provision satisfactory to the Trustee shall have been made for the giving of such notice, then all liability of the Authority in respect of such Bond shall cease, terminate and be completely discharged, and the Holder thereof shall thereafter be entitled only to payment out of such money or securities deposited with the Trustee as aforesaid for their payment, subject, however, to the provisions of Section 11.04.

         The Authority may at any time surrender to the Trustee for cancellation by it any Bonds previously issued and delivered, which the Authority may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

         SECTION 11.03. Deposit of Money or Securities with Trustee. Whenever in this Indenture it is provided or permitted that there be deposited with or held in trust by the Trustee money or securities in the necessary amount to pay or redeem any Bonds, the money or securities so to be deposited or held shall be cash or Investment securities described in clauses (i) or (ii) of the definition thereof in Section 1.01 hereof, which Investment Securities shall be noncallable and not subject to prepayment, the principal of and interest on which when due will provide money sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due, provided that, in the case of Bonds which are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for the giving of such notice; provided, in each case, that the Trustee shall have been irrevocably instructed (by request of the Authority) to apply such money to the payment of such principal and interest with respect to such Bonds.

         Whenever Investment securities are deposited with the Trustee in accordance with this Section 11.03, the Borrower shall provide to the Trustee and the Rating Agency, if any, (i) a verification report from an independent public accountant, satisfactory in form and content to the Trustee, demonstrating that the Investment Securities so deposited and the income therefrom shall be sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due and (ii) an opinion acceptable to the Rating Agency, if any, of nationally recognized bankruptcy counsel, to the effect that the provision for payment of the Bonds contemplated to be made pursuant to this
Section 11.03 will not constitute or result in such payments constituting voidable preferences under Section 547 of the Bankruptcy Code.

         SECTION 11.04. Payment of Bonds After Discharge of Indenture. Notwithstanding any provisions of this Indenture, any moneys held by the Trustee in trust for the payment of the principal of, premium, if any, or interest on, any Bonds remaining unclaimed for five (5) years after the principal of all of the Bonds has become due and payable (whether at maturity or upon call for redemption or by acceleration as provided in this Indenture), if such moneys were so held at such date, or five (5) years after the date of deposit of such moneys if deposited after said date when all of the Bonds became due and payable, shall be repaid to the Borrower, upon its written request, free from the trusts created by this Indenture and all liability of the Trustee with respect to such moneys shall thereupon cease; provided, however, that before the repayment of such moneys to the Borrower as aforesaid, the Trustee may (at the cost and request of the Borrower) first mail to the Holders of Bonds which have not been paid, at the addresses last shown on the registration books maintained by the Trustee, a notice, in such form as may be deemed appropriate by the Trustee with respect to the Bonds so payable and not presented and with respect to the provisions relating to the repayment to the Borrower of the moneys held for the payment thereof.

                                 ARTICLE XII
                                MISCELLANEOUS

         SECTION 12.01. Liability of Authority Limited to Revenues. Notwithstanding anything to the contrary contained in this Indenture or in the Bonds, the Authority shall not be required to advance any moneys derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal and Purchase Price of or interest on the Bonds or for any other purpose of this Indenture. Notwithstanding any provisions of this Indenture to the contrary, no recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against the Authority, it being expressly agreed and understood that the obligations of the Authority hereunder, and under the Bonds and elsewhere, are solely corporate obligations of the Authority and shall be enforceable only out of the Authority's interest in this Indenture and the Loan Agreement (except for the Authority's rights to payment of certain costs, fees and expenses as set forth in this Indenture, the Loan Agreement and elsewhere) and there shall be no other recourse against the Authority or any property now or hereafter owned by it and after entry of judgment against the Authority by virtue of the power herein contained, the Authority shall mark the judgment index to the effect that the judgment is limited as aforesaid.

         SECTION 12.02. Limitation of Liability of Directors, Etc. of Authority. No covenant, agreement, provision or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future director, commissioner, officer, employee, member or agent of the Authority in his individual capacity, and neither the members of the Authority nor any officer thereof shall be liable personally on this Indenture or any of the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or this Indenture. No director, commissioner, officer, employee, member or agent of the Authority shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act. Notwithstanding anything herein to the contrary, no provision, covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Authority or the breach thereof, shall constitute or give rise to or impose upon the Authority a pecuniary liability or a charge upon its general credit. In making the agreements, provisions and covenants set forth in this Indenture, the Authority has not obligated itself except with respect to its rights and interest in the Loan Agreement, as hereinabove provided. The issuance of the Bonds under this Indenture shall not be considered a misfeasance in office. The liability of the Authority, including its officers, members and employees under any and all of the documentation executed in connection with the issuance of the Bonds shall not constitute its general obligation and recourse against the Authority on the documentation executed in connection with the issuance of the Bonds shall be had only against the property specifically pledged as security therefor and any rents, issues and profits thereof. It is expressly understood that the Authority shall not otherwise be obligated and that none of its members, officers or employees shall be in any way obligated for any costs, expenses, fees or other obligations or liabilities incurred or imposed in connection with the issuance of the Bonds, whether incurred prior to or after closing, and that recourse against the Authority and its members, officers of employees, shall be limited as set forth herein.

         SECTION 12.03. Covenant Not to Sue. The forms of Bonds provide that the owners of the Bonds agree not to sue the Authority or any of its board members, officers, agents or employees, past, present or future except as provided herein and in the Loan Agreement as a condition of, and in consideration for, the issuance of the Bonds; accordingly, the Trustee shall not be permitted to sue the Authority on behalf of the Owners of the Bonds.

         SECTION 12.04. Successor is Deemed Included in All References to Predecessor. Whenever in this Indenture either the Authority or the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the Authority or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof whether so expressed or not.

         SECTION 12.05. Limitation of Rights to Parties, Bank, Borrower and Bondholders. Nothing in this Indenture or in the Bonds, express or implied, is intended or shall be construed to give to any Person other than the Authority, the Trustee, the Bank, the Borrower and the Holders of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Authority, the Trustee, the Bank, the Borrower and the Holders of the Bonds.

         SECTION 12.06. Waiver of Notice. Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the Person entitled to receive such notice and in any case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 12.07. Severability of Invalid Provisions. If any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed several from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceablility shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein. The Authority hereby declares that it would have entered into this Indenture and each and every other Section, paragraph, sentence, clause or phrase hereof and authorized the issuance of the Bonds pursuant thereto irrespective of the fact that any one or more Sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

         SECTION 12.08. Notices. Prior to the Conversion Date, all notices to Bondholders shall be given by certified or registered mail, commercial overnight delivery service, telex, telegram, telecopier or other telecommunication device unless otherwise provided herein and confirmed in writing as soon as practicable. All such notices shall also be sent to the Holder and any person designated in writing by any Holder to receive copies of such notices. Any notice to or demand upon the Trustee may be served or presented, and such demand may be made, at the corporate trust office of the Trustee, or at such other address as may have been filed in writing by the Trustee. Any notice to or demand upon the Authority, the Borrower, the Remarketing Agent, the Placement Agent, the Tender Agent or the Bank shall be deemed to have been sufficiently given or served for all purposes by being delivered or sent by telex or by being deposited, postage prepaid, in a post office letter box, addressed as the case may be,

                  To the Trustee:

                  First Union National Bank
                  123 S. Broad Street
                  11th Floor , PA-1249
                  Philadelphia, PA   19109
                  Attn:  Corporate Trust Department

                  To the Authority:

                  Philadelphia Authority for Industrial Development 2600 Centre Square West
                  1500 Market Street
                  Philadelphia, PA   19102
                  Attn:  Chairman

(or such other address as may have been filed in writing by the Authority with the Trustee),

                  To the Borrower:

                  Lannett Company, Inc.
                  9000 State Road
                  Philadelphia, PA   19136
                  Attn:  Vice President - Finance

(or such other address as may have been filed in writing by the Borrower with the Trustee),







                  To the Remarketing Agent:

                  First Union Capital Markets Corp.
                  301 College Street
                  8th Floor
                  Charlotte, NC   28288
                  Attn:  William Bingham, Vice President

(or such other address as may have been filed in writing by the Remarketing Agent with the Trustee),

                  To the Placement Agent:

                  First Union Capital Markets Corp.
                  600 Penn Street, 2nd Floor South
                  Reading, PA   19602
                  Attn:  Director:  Tax Advantage Products

                  To the Tender Agent:

                  First Union National Bank
                  123 S. Broad Street
                  11th Floor , PA-1249
                  Philadelphia, PA   19109
                  Attn:  Corporate Trust Department

(or such other address as may have been filed in writing by the Tender Agent with the Trustee),

                  To the Bank:

                  First Union National Bank
                  123 South Broad Street
                  15th Floor, PA 1222
                  Philadelphia, PA   19109
                  Attn:  Jane Sobieski, Vice President

(or such other address as may have been filed in writing by the Bank with the Trustee),

         SECTION 12.09. Evidence of Rights of Bondholders. Any request, consent or other instrument required or permitted by this Indenture to be signed and executed by Bondholders may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Bondholders in person or by an agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Authority if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the Person signing such request, consent or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

         The ownership of Bonds shall be proved by the bond registration books held by the Trustee.

         Any request, consent or other instrument or writing of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Authority in accordance therewith or in reliance thereon.

         SECTION 12.10. Disqualified Bonds. In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Authority or the Borrower, or by any other obligor on the Bonds, or by any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority, the Borrower, or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purposes of this Section. Except for Bonds registered in the name of the Authority or the Borrower, the Trustee shall not be deemed to have knowledge of the ownership or the holders of such Bonds. If the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority, the Borrower or any other obligor on the Bonds, such Bonds shall be deemed Outstanding. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of Counsel shall be full protection to the Trustee.

         SECTION 12.11. Money Held for Particular Bonds. The money held by the Trustee for the payment of the interest, principal or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of registered Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held uninvested in trust by it for the Holders of the Bonds entitled thereto, subject, however, to the provisions of Section 11.04 hereof.

         SECTION 12.12. Funds. Any fund required by this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee, either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account; but all such records with respect to all such funds shall at all time be maintained in accordance with current corporate trust industry standards, to the extent practicable, and with due regard for the requirements of Section 7.05 hereof and for the protection of the security of the Bonds and the rights of every Holder thereof.

         SECTION 12.13. Payments Due on Days other than Business Days. If a payment day is not a Business Day at the place of payment, then payment may be made at that place on the next Business Day and no interest shall accrue for the intervening period.

         SECTION 12.14 Provisions Applicable After Conversion Date. (a) From and after the Conversion Date, all references to "Available Moneys" herein shall be changed to read as "money" or "moneys" depending on the applicable context.

                  (b) From and after the Conversion Date, all provisions herein requiring notice to or the consent of the Bank shall be deemed to be deleted and of no force and effect.

         SECTION 12.15. Execution in Several Counterparts. This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Authority and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

         SECTION 12.16. Notices to Rating Agency. To the extent the Trustee has knowledge thereof, written notice shall be provided by the Trustee to each Rating Agency, if any, of (i) the appointment of any successor Trustee, Tender Agent, Paying Agent or Remarketing Agent, (ii) any supplemental indenture or any amendment to the Loan Agreement or the Letter of Credit,
(iii) the expiration, termination or extension of the Letter of Credit, (iv) the payment of all Outstanding Bonds, and (v) the conversion of the Bonds to a Fixed Rate.

         SECTION 12.17. Governing Law. This Indenture shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any conflict of laws provision thereof.







         IN WITNESS WHEREOF, the PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT has caused this Indenture to be signed in its name by its Chairman and its seal to be hereunto affixed and attested by its Secretary or Assistant Secretary, and FIRST UNION NATIONAL BANK, in token of its acceptance of the trusts created hereunder, has caused this Indenture to be signed in its corporate name by its authorized officer and its corporate seal to be hereunto affixed and attested by its authorized officer, all as of the day and year first above written.

ATTEST:                               PHILADELPHIA AUTHORITY FOR
                                      INDUSTRIAL DEVELOPMENT



____________________________          By:__________________________________
(Assistant) Secretary                              Chairman

(SEAL)


ATTEST:                               FIRST UNION NATIONAL BANK




____________________________          By:__________________________________
Authorized Officer                                  Title:


(SEAL)







                                  EXHIBIT A

                          FLOATING RATE FORM OF BOND

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Philadelphia Authority for Industrial Development (the "Authority") or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner (the "Registered Owner") hereof, Cede & Co., has an interest herein.


              PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT

                    TAX-EXEMPT VARIABLE RATE DEMAND/FIXED
                              RATE REVENUE BOND
                       (LANNETT COMPANY, INC. PROJECT)
                                SERIES OF 1999

No. VR-1                                                           $3,700,000

Interest Rate      Maturity Date           Dated Date                  CUSIP
-------------      -------------           ----------                  -----

  Variable          May 1, 2014          April 30, 1999


         THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

         KNOW ALL PERSONS BY THESE PRESENTS that the PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT (the "Authority"), for value received, promises to pay to CEDE & Co. or registered assigns on May 1, 2014, upon surrender hereof, the principal sum of Three Million Seven Hundred Thousand Dollars ($3,700,000), and in like manner to pay interest on said sum at the rate described below on the first Business Day of each calendar month and on the Conversion Date (hereinafter defined), commencing June 1, 1999 (each an "Interest Payment Date"), from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication hereof, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from April 30, 1999 (the "Date of Issuance"), until payment of the principal hereof has been made or duly provided for. Notwithstanding the foregoing, if this Bond is authenticated after any date which is the Business Day (as hereinafter defined) next preceding any Interest Payment Date (a "Record Date") and before the following Interest Payment Date, this Bond shall bear interest from such Interest Payment Date; provided, however, that if the Authority shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Date of Issuance. The principal of this Bond is payable in lawful money of the United States of America at the principal corporate trust office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attn: Corporate Trust Department, or at the duly designated office of any successor Trustee under the Trust Indenture dated April 30, 1999, between the Authority and the Trustee (which Trust Indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the applicable Record Date and shall be paid by check mailed by the Trustee to such registered owner at his address as it appears on the registration books of the Authority or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture. The Purchase Price (hereinafter defined) of this Bond shall be payable by First Union National Bank (together with any successor Tender Agent, the "Tender Agent") to the registered owner hereof, upon presentation hereof, at the Delivery Office of the Tender Agent. As used herein, the term "Business Day" means any day other than a Saturday or Sunday, a legal holiday on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the City of New York or the City of Philadelphia are authorized or required by law to close, or a day on which the New York Stock Exchange is closed.

         This Bond shall bear interest as follows:

                  (A) From the Date of Issuance of this Bond to the Conversion Date, this Bond shall bear interest at the "Floating Rate." The "Floating Rate" shall be a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent, to sell the Bonds on any Business Day at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon. The Floating Rate shall be determined weekly by First Union Capital Markets Corp., Charlotte, North Carolina (the "Remarketing Agent") on each Wednesday (or if such Wednesday is not a Business Day, on the next succeeding Business Day) and shall be effective on the Thursday immediately following the Weekly Period (as hereinafter defined), all as more fully set forth in the Indenture. The determination of the Floating Rate shall be conclusive and binding upon the Authority, the Trustee, the Bank (as hereinafter defined), the Borrower, the Remarketing Agent, the Tender Agent and the Owners of this Bond.

         Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed fifteen percent (15%) per annum.

                  (B) The Bonds shall bear interest at the "Fixed Rate" from and after the Conversion Date. In such event, the Fixed Rate shall be applicable until the maturity of the Bonds. The "Fixed Rate" shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments on or prior to the fifth (5th) day preceding the Conversion Date, at a price of par without discount.

         Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365 or 366 day year, as applicable, and the actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360 day year of twelve 30 day months.

         As used herein, the term "Conversion Date" means the Optional Conversion Date; the term "Letter of Credit Termination Date" means the later of (i) that date upon which the Letter of Credit (hereinafter defined) shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit (as defined in the Indenture); the term "Optional Conversion Date" means that date, which shall be a Business Day, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Borrower of the Conversion Option; the term "Conversion Option" means the option granted to the Borrower in the Indenture pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date; the term "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to the Indenture or with respect to which the Demand Purchase Option has been exercised, plus accrued and unpaid interest thereon to the date of purchase.

         The interest rate on the Bonds may be converted from the Floating Rate to the Fixed Rate upon satisfaction of certain conditions and notice given by the Trustee at the direction of the Borrower to the Owners of the Bonds at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date in accordance with the requirements of the Indenture, and the Bonds shall be subject to mandatory tender by the Owners thereof on the Conversion Date. On and after the Conversion Date, the Demand Purchase Option will not be available to the Owners of the Bonds. On or prior to the Conversion Date, owners of the Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued interest on the Bonds will be payable on the Conversion Date to the Owners of Bonds as of the Conversion Date. Any Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, to the extent that at the close of the fifth (5th) Business Day prior to the proposed Optional Conversion Date, the Remarketing Agent has not presented to the Borrower firm commitments for the purchase of all of the Bonds, the Borrower, at its option, may rescind an optional conversion of the Bonds. Any such election to rescind must be made by the close of the fourth (4th) Business Day prior to the proposed Conversion Date and the Borrower shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind the optional conversion by such time. The Borrower shall cause the Trustee to immediately notify the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the then current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate until any subsequent Conversion Date effected in accordance with the Indenture. As used herein, "Weekly Period" means, while this Bond bears interest at the Floating Rate, the weekly period that begins on and includes Thursday of each calendar week and ends at the close of business on Wednesday of the next succeeding week.

         At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver a replacement Bond evidencing interest payable at the Fixed Rate.

         Prior to the Conversion Date, this Bond shall be purchased, at the option of the Owner hereof ("Demand Purchase Option") at the Purchase Price, upon:

                  (a) delivery by such Owner to the Trustee and the Tender Agent at their principal corporate trust office and Delivery Office (hereinafter defined) respectively; and to the Remarketing Agent at its principal office, of a notice (a "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states (i) the aggregate principal amount and the bond numbers of Bonds to be purchased; and (ii) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the Business Day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

                  (b) delivery to the Tender Agent at its Delivery office (hereinafter defined) at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

         Any Bond as to which a Demand Purchase Notice has been delivered pursuant to (a) above, must be delivered to the Tender Agent as provided in
(c) above, and any such Bonds not so delivered ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, in the event any Bond as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such owner need not deliver such Bond to the Tender Agent as provided in (c) above, although such Bond shall be deemed to have been delivered to the Tender Agent, redelivered to such owner, and remarketed for purposes of the Indenture.

         Any delivery of a notice required to be made to the Trustee at its principal corporate trust office pursuant to (a) above shall be delivered to the Trustee at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attn: Corporate Trust Department, or to the office designated for such purpose by any successor Trustee; any delivery of a notice required to be made to the Remarketing Agent at its principal office pursuant to (a) above shall be delivered to the Remarketing Agent at 301 College Street, 8th Floor, Charlotte, North Carolina 28288, Attention: Money Market Trading and Sales, or to the office designated for such purpose by any successor Remarketing Agent; and any delivery of Bonds required to be made to the Tender Agent pursuant to (b) above shall be delivered to the Tender Agent at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288-1153, Attn:
Corporate Trust Department, or the office designated for such purpose by any successor Tender Agent (the "Delivery Office").

         This Bond and the Bonds of the Series of which it is a part is comprised of a duly authorized issue of bonds designated as "Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999" (the "Bonds") issued by the Authority in the aggregate principal amount of $3,700,000 under and by virtue of the Pennsylvania Economic Development Financing Law, as amended and supplemented (the "Act"), and by virtue of a resolution duly adopted by the Authority (the "Bond Resolution"), and equally and ratably secured under the Indenture for the purpose of raising funds to finance a project (the "Project") consisting of (i) the construction of an approximately 40,000 square foot manufacturing and manufacturing-related facility as an addition to a 33,000 square foot existing facility located at 9000 State Road, Philadelphia, Pennsylvania (the "9000 State Road Facility") or, alternatively, the acquisition and renovation of an existing manufacturing and manufacturing-related facility located at 9030 State Road, Philadelphia, Pennsylvania (the "9030 State Road Facility");
(ii) the acquisition of equipment for installation and use in either the 9000 State Road Facility or the 9030 State Road Facility; and (iii) the payment of a portion of the costs of issuance of the Bonds. Pursuant to a Loan Agreement, dated April 30, 1999 (the "Loan Agreement"), by and between the Authority and Lannett Company, Inc. (the "Borrower"), installment payments sufficient for the prompt payment when due of the principal and Purchase Price of, premium, if any, and interest on the Bonds are to be paid to the Trustee for the account of the Authority and deposited in the Bond Fund established by the Indenture and have been duly pledged for that purpose, all to the extent and in the manner provided in the Indenture.

         The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Borrower to the Authority under the Loan Agreement (other than certain indemnification payments and the payment of certain expenses of the Authority) are assigned to the Trustee to secure the payment of the principal and Purchase Price of, and premium, if any, and interest on the Bonds and certain costs, fees and expenses of the Trustee. The Borrower has caused to be delivered to the Trustee an irrevocable direct pay letter of credit (together with any Substitute Letter of Credit, the "Letter of Credit") issued by First Union National Bank (in such capacity, the "Bank") and dated the Date of Issuance of the Bonds, which will expire, unless earlier terminated or extended, on October 31, 2002. Subject to certain conditions, the Letter of Credit may be replaced by a Substitute Letter of Credit of another commercial bank, savings and loan association or savings bank. Under the Letter of Credit, the Trustee will be entitled to draw up to an amount sufficient to pay (a) the principal of the Bonds or the portion of the Purchase Price corresponding to the principal of the Bonds and (b) up to forty-six (46) days' accrued interest (calculated at the maximum rate of fifteen percent (15%) per annum based on 365 or 366 day year, as applicable, and the actual number of days elapsed) on the Bonds or the portion of the Purchase Price of the Bonds corresponding to accrued interest thereon.

         Reference is hereby made to the Indenture, the Loan Agreement and the Letter of Credit for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured; and the Owner of this Bond by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond.

         THE BONDS ARE SPECIAL LIMITED OBLIGATIONS OF THE AUTHORITY PAYABLE SOLELY AND EXCLUSIVELY FROM THE PAYMENTS REQUIRED TO BE MADE BY THE BORROWER UNDER THE LOAN AGREEMENT AND FROM DRAWS ON THE LETTER OF CREDIT. NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF PRINCIPAL, PURCHASE PRICE OR REDEMPTION PRICE OF, OR INTEREST ON, THIS BOND, OR ANY CLAIM BASED HEREON OR ON THE INDENTURE OR THE LOAN AGREEMENT, AGAINST THE AUTHORITY OR ANY SUCCESSOR BODY OR AGAINST ANY OFFICER, MEMBER, EMPLOYEE OR AGENT PAST, PRESENT OR FUTURE OF THE AUTHORITY OR ANY SUCCESSOR BODY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR BY ANY LEGAL OR EQUITABLE PROCEEDING OR OTHERWISE, AND ALL SUCH LIABILITY OF THE AUTHORITY OR ANY SUCCESSOR BODY OR ANY SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS IS RELEASED AS A CONDITION OF, AND IN CONSIDERATION FOR, THE ISSUANCE OF THIS BOND. AS A CONDITION OF, AND IN CONSIDERATION FOR THE ISSUANCE OF THIS BOND, THE REGISTERED OWNER HEREOF COVENANTS THAT HE WILL NOT SUE THE AUTHORITY OR ITS MEMBERS, OFFICERS, EMPLOYEES OR AGENTS, PAST, PRESENT OR FUTURE, EXCEPT AS EXPRESSLY PERMITTED IN THE INDENTURE AND THE LOAN AGREEMENT. THE BONDS AND THE INTEREST THEREON SHALL NOT BE IN ANY WAY A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF AND SHALL NOT CREATE OR CONSTITUTE ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, WHETHER LEGAL, MORAL OR OTHERWISE, AND THE AUTHORITY SHALL NOT INCUR ANY INDEBTEDNESS ON BEHALF OF OR IN ANY WAY TO OBLIGATE THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF. NEITHER THE MEMBERS OF THE AUTHORITY NOR ANY PERSON EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF. THE AUTHORITY IS A CONDUIT AUTHORITY AND HAS NO TAXING POWER.

         This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing, at the office of the Trustee in Philadelphia, Pennsylvania, or at the Delivery Office of the Tender Agent or that of any successor Tender Agent, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange therefor. The Authority, the Tender Agent and the Trustee may deem and treat the registered Owner hereof as the absolute owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.

         Prior to the Conversion Date, (i) the Bonds are issuable as fully registered bonds without coupons in the denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) the Bonds may not be issued, exchanged or transferred except in authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, the Bonds shall be issuable as fully registered bonds without coupons in the denominations of $5,000 or any integral multiple thereof.

                           Extraordinary Redemption

         The Bonds are callable for redemption in the event (1) the Project or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.04 of the Loan Agreement, or (2) the Borrower shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Loan Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.







                             Mandatory Redemption

         The Bonds are subject to mandatory redemption, five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

         The Bonds are also subject to mandatory redemption, in whole or in part, on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified therein.

         If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate.

         The Bonds are also subject to mandatory redemption, in whole, at any time, within one hundred eighty (180) days after the occurrence of a Determination of Taxability (as hereinafter defined), at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

         "Event of Taxability" with respect to any Bond means a change of law or regulations, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstance (including without limitation the fact that any representations or warranties of the Borrower or the Authority made in connection with the issuance of any Bond is or was untrue or that a covenant of the Borrower has been breached) that has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Internal Revenue Code of 1986, as amended, and the applicable regulations thereunder (the "Code") other than by reason that such interest (i) is includable in the gross income of an Owner or former Owner of any Bond while such owner or former Owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project (as such terms are used in Section 147(a)(1) of the Code) or (ii) is deemed an item of tax preference including, without limitation, an item subject to any alternative minimum tax.

         "Determination of Taxability" with respect to any Bond shall be deemed to have been made upon the first to occur of the following events:

                  (i) the date on which the Borrower determines that an Event of Taxability has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents which disclose that such an Event of Taxability has occurred;

                  (ii) the date on which the Borrower or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Borrower or any other person or entity, or upon any review or audit of the Borrower or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

                  (iii) the date on which the Trustee or the Borrower is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

                  (iv) the date the Trustee shall have received written notice from any Owner of the Bonds that such Owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

                  (v) the date the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred; provided, however, that (a) no Determination of Taxability described in each of clauses (i) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion of nationally recognized bond counsel satisfactory to the Trustee, in form and substance satisfactory to the Bank and the Borrower and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred, and (b) no Determination of Taxability described in each of clauses (i), (ii), (iii),
(iv) or (v) above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or cancelled.

                      Mandatory Sinking Fund Redemption

         The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of May in each of the years set forth below commencing on the Interest Payment Date occurring in May, 2000 (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                                 Mandatory Sinking
   Year                                          Account Payments
   ----                                          ----------------

   2003                                              $535,000
   2004                                              $810,000
   2005                                              $655,000
   2006                                              $690,000
   2007                                              $105,000
   2008                                              $110,000
   2009                                              $115,000
   2010                                              $125,000
   2011                                              $130,000
   2012                                              $135,000
   2013                                              $140,000
   2014*                                             $150,000
*Maturity

                             Optional Redemption

         On or prior to the Conversion Date, upon satisfaction of the notice provisions of the Indenture, the Bonds are subject to redemption by the Authority, at the option of the Borrower, at any time, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date. Notwithstanding the foregoing, no such optional redemption shall occur unless on the redemption date there shall be available in the Bond Fund established under the Indenture sufficient Available Moneys (as defined in the Indenture) to pay all amounts due with respect to such a redemption.

         In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee in accordance with the Letter of Representations so long as the Bonds are registered in the name of The Depository Trust Company ("DTC") or its nominee, and if the DTC book-entry-only system shall be discontinued, notice of the call for redemption shall be given by mailing a copy of the redemption notice by first-class mail at least (i) ten (10) days prior to the date fixed for redemption in the event of a mandatory redemption fifteen (15) days prior to the Letter of Credit Termination Date; and (ii) thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption in all other instances to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee. Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

                               Mandatory Tender

         The Bonds are subject to mandatory tender in whole on the effective date of any Substitute Letter of Credit provided by a Substitute Bank (as such term is defined in the Indenture), at a Purchase Price equal to 100% of the principal amount thereof, plus accrued interest to the purchase date. In the event of a mandatory tender, notice of such tender shall be given by the Trustee by delivering or mailing by first-class mail a copy of such notice at least twenty (20) days but not more than thirty (30) days prior to the date of such tender to the Owner of each Bond at the address shown on the registration books.

         The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the Commonwealth of Pennsylvania, particularly the Act, and by appropriate action duly taken by the Authority authorizing the execution and delivery of the Loan Agreement and the Indenture. The Bonds have been issued under the provisions of the Act.

         Notwithstanding anything to the contrary contained herein or in the Indenture, the Loan Agreement or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Authority and the rights of the owners of the Bonds at any time by the Authority with the consent of the Bank and the holders of all Bonds at the time outstanding. Any such consent or any waiver by the Bank and the holders of all Bonds at the time outstanding shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitation.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.







         IN WITNESS WHEREOF, the Philadelphia Authority for Industrial Development has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Date of Issuance.

ATTEST:                                 PHILADELPHIA AUTHORITY FOR
                                        INDUSTRIAL DEVELOPMENT


____________________________            By:__________________________________
(Assistant) Secretary                                 Chairman

(SEAL)








                   (Form of Certificate of Authentication)

                        CERTIFICATE OF AUTHENTICATION

         This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.


                          FIRST UNION NATIONAL BANK,
                          as Trustee and Tender Agent



                           By:_________________________
                                Authorized Signature

Date of Authentication: April ___, 1999


                              (Form of Transfer)

         FOR VALUE RECEIVED, ________________ the undersigned, hereby sells, assigns and transfers unto _____________________ (Tax Identification or Social Security No.______________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________                 _____________________________

NOTICE: Signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a Securities Transfer Association recognized signature guarantee program.

NOTICE: The Signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.






                         FORM OF BOND COUNSEL OPINION


    Re:   Philadelphia Authority for Industrial Development
          $3,700,000 Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project)
          Series of 1999 (the "Bonds")

TO THE REGISTERED OWNERS OF THE ABOVE BONDS:

         We have acted as Bond Counsel in connection with the issuance by the Philadelphia Authority for Industrial Development (the "Authority") of the above-captioned Bonds under the Pennsylvania Economic Development Financing Law, as supplemented and amended (the "Act"). The proceeds of the Bonds will be used by the Authority to provide funds to Lannett Company, Inc., (the "Borrower") to finance a project (the "Project") consisting of (i) the construction of an approximately 40,000 square foot manufacturing and manufacturing-related facility as an addition to a 33,000 square foot existing facility located at 9000 State Road, Philadelphia, Pennsylvania (the "9000 State Road Facility") or, alternatively, the acquisition and renovation of an existing manufacturing and manufacturing-related facility located at 9030 State Road, Philadelphia, Pennsylvania (the "9030 State Road Facility");
(ii) the acquisition of equipment for installation and use in either the 9000 State Road Facility or the 9030 State Road Facility; and (iii) the payment of a portion of the costs of issuance of the Bonds. All capitalized terms used in this opinion and not defined herein shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise.

         The Authority and the Borrower have entered into a Loan Agreement, dated April 30, 1999 (the "Loan Agreement"), pursuant to which the Authority has agreed to loan the proceeds of the Bonds to the Borrower and the Borrower has agreed, among other things, to make certain payments in such amounts and at such times as to permit the Authority to pay, among other things, the principal of, premium, if any, and interest on the Bonds when due.

         Pursuant to the provisions of a Trust Indenture, dated April 30, 1999 (the "Indenture"), between the Authority and First Union National Bank, as trustee (the "Trustee"), the Authority has, among other things, pledged, assigned and granted to the Trustee substantially all of its right, title and interest in and to the Loan Agreement (except for certain indemnification rights and rights to be reimbursed for certain costs and expenses that it may incur as provided in the Loan Agreement) and has granted a security interest in the loan payments receivable by the Authority under the Loan Agreement.

         The Bonds issued this date mature on May 1, 2014 and bear interest and are subject to purchase and redemption prior to maturity upon the terms and conditions stated therein and in the Indenture. The Bonds shall be in denominations of $100,000 or integral multiples of $5,000 in excess thereof.

         In connection with the issuance of the Bonds, First Union National Bank (the "Bank"), at the request of the Borrower, has issued a certain irrevocable, direct pay Letter of Credit dated the date of issuance of the Bonds (the "Letter of Credit"), in favor of the Trustee. Pursuant to the terms and conditions set forth in the Letter of Credit and the Indenture, on each debt service payment date the Trustee shall draw upon the Letter of Credit the amount necessary to pay the principal of and interest payable on the Bonds on such debt service payment date.

         In connection with providing our opinion, we have examined the following:

                  1 . The Act;

                  2. Section 103 and Sections 141 through 150 of the Internal Revenue Code of 1986, as amended (the "Code");

                  3. Copies of the proceedings of the Authority in connection with the issuance of the Bonds, including, particularly, the Authority's authorizing resolution (the "Resolution");

                  4. A copy of the resolution of the Borrower authorizing, among other things, the execution and delivery of the Loan Agreement;

                  5. A copy of the executed Letter of Credit;

                  6. A specimen copy of one of the Bonds (we assume due execution and authentication of each Bond);

                  7. The Non-Arbitrage Certificate executed and delivered by the Authority;

                  8. The Tax Compliance Agreement executed and delivered by the Borrower and the Trustee;

                  9. The Form 8038 executed by the Authority; and

                  10. Executed copies of the Indenture, the Loan Agreement, the Reimbursement Agreement, the Letter of Credit, the Remarketing Agreement, the Pledge and Security Agreement, the Borrower General Certificate, the Authority General Certificate and the other documents, agreements, certificates and opinions delivered at the closing held this day (the "Closing").

         Based upon our examination of the foregoing and upon our attendance at the Closing, and subject to the qualifications and limitations hereinafter set forth, it is our opinion that, as of the date hereof:

                  A. The Authority is a body corporate and politic and a public instrumentality of the Commonwealth of Pennsylvania, duly organized and validly existing under the Act, with full power and authority to undertake the financing of the Project, to execute and deliver the Loan Agreement and the Indenture and to issue the Bonds.

                  B. The Indenture and the Loan Agreement have been duly authorized, executed and delivered by the Authority and, assuming due authorization and execution by the other parties thereto, each constitutes the legal, valid and binding obligation of the Authority enforceable in accordance with its respective terms.

                  C. The issuance and sale of the Bonds have been duly authorized by the Authority and, assuming due execution and authentication as stated above, the Bonds are entitled to the benefit and security of the Indenture and constitute the legal, valid and binding special limited obligations of the Authority enforceable in accordance with their terms.

                  D. Under the laws of the Commonwealth of Pennsylvania as currently enacted and construed, the Bonds are exempt from personal property taxes in Pennsylvania and the interest on the Bonds is exempt from Pennsylvania personal income tax and Pennsylvania corporate net income tax.

                  E. Under existing law as currently enacted and construed, interest on the Bonds is excluded from gross income for federal income tax purposes under Section 103(a) of the Code, except for any period during which the Bonds are held by a "substantial user" of the Project Facilities or by a "related person" within the meaning of Section 147(a) of the Code.

                  F. Interest on the Bonds is an item of tax preference under
Section 57 of the Code, and thus is subject to both individual and corporate alternative minimum tax for federal income tax purposes.

         In providing the foregoing opinions, we advise you as follows:

                  (a) Our opinion set forth in paragraph E above is subject to the condition that the Authority and the Borrower comply with all requirements of the Code that must be satisfied in order that the interest on the Bonds be (or continue to be) excluded from gross income for federal income tax purposes. Failure to comply with such requirements could cause the interest on the Bonds to be included in gross income for federal income tax purposes retroactive to the date of the issuance of the Bonds.

                  (b) In providing our opinion set forth in paragraph E above, we have assumed continuing compliance by the Authority and the Borrower with the applicable requirements of the Code and the regulations promulgated thereunder that must be met in order for the interest on the Bonds to be excludable from the gross income of a Bondholder for federal income tax purposes and we are relying, without independent investigation, upon the representations, warranties and continuing covenants of the Borrower and the Authority contained in the various documents, instruments, agreements and certificates delivered at closing (particularly as such covenants relate to the use of the proceeds of the Bonds and the Borrower's and the Authority's undertakings to comply with the requirements of the Code). In addition, we have assumed the accuracy of the factual information and the truthfulness of the expectations set forth in the Non-Arbitrage Certificate and the Tax Compliance Agreement, referred to above.

                  (c) The enforceability of the provisions of the Bonds, the Indenture and the Loan Agreement (and any other applicable document) may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  (d) Equitable remedies with respect to the Bonds, the Indenture and the Loan Agreement (and any other applicable document) lie in the discretion of the courts and, accordingly, may not be available.

                  (e) Except as specifically set forth above, we express no opinion regarding other federal income tax consequences arising with respect to the Bonds and the effects, if any, of certain other provisions of the Code that could result in collateral federal income tax consequences to certain investors with respect to tax-exempt interest.

                  (f) We have not been engaged to verify, nor have we independently verified, nor do we express any opinion to the registered owners of the Bonds with respect to, the accuracy, completeness or truthfulness of any statements, certifications, information or financial statements set forth in the Placement Memorandum dated April 30, 1999 (the "Placement Memorandum"), or with respect to any other materials used in connection with the placement of the Bonds.

                  (g) We express no opinion with respect to whether the Authority, the Borrower or any other person, in connection with the placement of the Bonds or the preparation of the Placement Memorandum, has made any untrue statement of a material fact or omitted to state a material fact necessary in order to make any statement made, not misleading. Further, we have not verified, and express no opinion as to the accuracy of, any "CUSIP" identification number that may be printed on any Bond. We have also assumed the genuineness of the signatures appearing on all the certificates, documents and instruments executed and delivered at closing.

                  (h) We call to your attention the fact that the Bonds are special limited obligations of the Authority, payable only from draws by the Trustee on the Letter of Credit pursuant to the terms thereof and the payments made by the Borrower under the Loan Agreement and that the Bonds do not pledge the general credit or taxing powers of the Commonwealth of Pennsylvania or any other political subdivision thereof.

                                    Very truly yours,


                                    OBERMAYER REBMANN MAXWELL & HIPPEL LLP





                                  EXHIBIT B

                           FIXED RATE FORM OF BOND

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Philadelphia Authority for Industrial Development (the "Authority") or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner (the "Registered Owner") hereof, Cede & Co., has an interest herein.

              PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT

                           TAX-EXEMPT REVENUE BOND
                       (LANNETT COMPANY, INC. PROJECT)
                                SERIES OF 1999

No. FR-1                                                            $

Interest Rate         Maturity Date            Dated Date             CUSIP
-------------         -------------            ----------             -----

                       May 1, 2014

         KNOW ALL PERSONS BY THESE PRESENTS that the PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT (the "Authority"), for value received, promises to pay to CEDE & Co. registered assigns, upon surrender hereof, the principal sum of _________________________________ Dollars ($___________), and in like manner to pay (calculated on the basis of a 360-day year or twelve 30 day months) on said sum at the rate of ________% per annum on May 1 and November 1 of each year, commencing ______________ (each an "Interest Payment Date"), from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication hereof, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from the Conversion Date (as defined in the Indenture, as hereinafter defined), until payment of the principal hereof has been made or duly provided for.

         Notwithstanding the foregoing, if this Bond is authenticated after any date which is the fifteenth calendar day next preceding any Interest Payment Date (a "Record Date") and before the following Interest Payment Date, this Bond shall bear interest from such Interest Payment Date; provided, however, that if the Authority shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Conversion Date. The principal of this Bond is payable in lawful money of the United States of America at the principal corporate trust office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") at 123 S. Broad Street, 11th Floor, PA-1249, Philadelphia, Pennsylvania 19109, Attention:
Corporate Trust Department, or at the duly designated office of any successor Trustee under the Trust Indenture, dated April 30, 1999, between the Authority and the Trustee (which indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the applicable Record Date and shall be paid by check mailed by the Trustee to such registered Owner at his address as it appears on the registration books of the Authority or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture. The Purchase Price (hereinafter defined) of this Bond shall be payable by First Union National Bank (together with any successor tender agent, the "Tender Agent") to the registered Owner hereof, upon presentation hereof, at the delivery office of the Tender Agent. As used herein, the term "Business Day" means any day other than a Saturday or Sunday, a legal holiday on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the City of New York or the City of Philadelphia are authorized or required by law to close or a day on which the New York Stock Exchange is closed.

         This Bond and the Bonds of the Series of which it is a part is comprised of a duly authorized issue of bonds (the "Bonds") of the Authority designated as "Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999" (the "Bonds") issued in the original aggregate principal amount of $3,700,000 under and by virtue of the Pennsylvania Economic Development Financing Law, as amended and supplemented (the "Act"), and by virtue of a resolution duly adopted by the Authority (the "Bond Resolution"), and equally and ratably secured under the Indenture, for the purpose of financing a project (the "Project") consisting of (i) the construction of an approximately 40,000 square foot manufacturing and manufacturing-related facility as an addition to a 33,000 square foot existing facility located at 9000 State Road, Philadelphia, Pennsylvania (the "9000 State Road Facility") or, alternatively, the acquisition and renovation of an existing manufacturing and manufacturing-related facility located at 9030 State Road, Philadelphia, Pennsylvania (the "9030 State Road Facility");
(ii) the acquisition of equipment for installation and use in either the 9000 State Road Facility or the 9030 State Road Facility; and (iii) the payment of a portion of the costs of issuance of the Bonds. Pursuant to a Loan Agreement dated as of April 30, 1999 (the "Loan Agreement") by and between the Authority and Lannett Company, Inc. (the "Borrower"), installment payments sufficient for the prompt payment when due of the principal and Purchase Price of, premium, if any, and interest on the Bonds are to be paid to the Trustee for the account of the Authority and deposited in the Bond Fund established by the Indenture and have been duly pledged for that purpose, all to the extent and in the manner provided in the Indenture.

         Notwithstanding any provision herein to the contrary, so long as this Bond is subject to a system of book-entry transfers, any requirement for the delivery of Bonds to the Tender Agent in connection with an optional or mandatory tender shall be deemed satisfied upon the transfer, on the registration books of DTC, of the beneficial ownership interests in the Bonds tendered for purchase to the account of the Tender Agent, or any participant in DTC acting on behalf of or at the discretion of such Tender Agent.

         The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Borrower to the Authority under the Loan Agreement (other than certain indemnification payments and the payment of certain expenses of the Authority) are assigned to the Trustee to secure the payment of the principal and Purchase Price of and premium, if any, and interest on the Bonds and certain costs, fees and expenses of the Trustee. The Borrower has caused to be delivered to the Trustee an irrevocable direct pay letter of credit (together with any Substitute Letter of Credit, the "Letter of Credit") issued by First Union National Bank (in such capacity, the "Bank") and dated the Date of Issuance of the Bonds, which will expire, unless earlier terminated or extended, on October 31, 2002. Subject to certain conditions, the Letter of Credit may be replaced by a Substitute Letter of Credit of another commercial bank, savings and loan association or savings bank. Under the Letter of Credit, the Trustee will be entitled to draw up to an amount sufficient to pay (a) the principal of the Bonds and (b) 205 days' accrued interest on the Bonds (calculated at the interest rate on the Bonds).

         Reference is hereby made to the Indenture, the Loan Agreement and the Letter of Credit for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond.

         THE BONDS ARE SPECIAL LIMITED OBLIGATIONS OF THE AUTHORITY PAYABLE SOLELY AND EXCLUSIVELY FROM THE PAYMENTS REQUIRED TO BE MADE BY THE PROJECT USER UNDER THE LOAN AGREEMENT AND FROM DRAWS ON THE LETTER OF CREDIT. NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF PRINCIPAL, PURCHASE PRICE OR REDEMPTION PRICE OF, OR INTEREST ON, THIS BOND, OR ANY CLAIM BASED HEREON OR ON THE INDENTURE OR THE LOAN AGREEMENT, AGAINST THE AUTHORITY OR ANY SUCCESSOR BODY OR AGAINST ANY OFFICER, MEMBER, EMPLOYEE OR AGENT PAST, PRESENT OR FUTURE OF THE AUTHORITY OR ANY SUCCESSOR BODY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR BY ANY LEGAL OR EQUITABLE PROCEEDING OR OTHERWISE, AND ALL SUCH LIABILITY OF THE AUTHORITY OR ANY SUCCESSOR BODY OR ANY SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS IS RELEASED AS A CONDITION OF, AND IN CONSIDERATION FOR, THE ISSUANCE OF THIS BOND. AS A CONDITION OF, AND IN CONSIDERATION FOR THE ISSUANCE OF THIS BOND, THE REGISTERED OWNER HEREOF COVENANTS THAT HE WILL NOT SUE THE AUTHORITY OR ITS MEMBERS, OFFICERS, EMPLOYEES OR AGENTS, PAST, PRESENT OR FUTURE, EXCEPT AS EXPRESSLY PERMITTED IN THE INDENTURE AND THE LOAN AGREEMENT. THE BONDS AND THE INTEREST THEREON SHALL NOT BE IN ANY WAY A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND SHALL NOT CREATE OR CONSTITUTE ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, WHETHER LEGAL, MORAL OR OTHERWISE, AND THE AUTHORITY SHALL NOT INCUR ANY INDEBTEDNESS ON BEHALF OF OR IN ANY WAY TO OBLIGATE THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF. NEITHER THE MEMBERS OF THE AUTHORITY NOR ANY PERSON EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF. THE AUTHORITY IS A CONDUIT AUTHORITY AND HAS NO TAXING POWER.

         This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing, at the principal corporate trust office of the Trustee or at the Delivery Office of the Tender Agent or that of any successor Tender Agent, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange therefor. The Authority, the Tender Agent and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether nor not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.

         The Bonds shall be issuable as fully registered Bonds without coupons in the denomination of $5,000 or any integral multiple thereof.

                           Extraordinary Redemption

         The Bonds are callable for redemption in the event (1) the Project or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.04 of the Loan Agreement, or (2) the Borrower shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Loan Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                             Mandatory Redemption

         The Bonds are subject to mandatory redemption, five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

         The Bonds are also subject to mandatory redemption, in whole or in part, on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified therein.

         If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate.

         The Bonds are also subject to mandatory redemption, in whole, at any time, within one hundred eighty (180) days after the occurrence of a Determination of Taxability (as hereinafter defined), at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

         "Event of Taxability" with respect to any Bond means a change of law or regulations, or the interpretation thereof, or the occurrence of any other event of the existence of any other circumstance (including without limitation the fact that any representations or warranties of the Borrower or the Authority made in connection with the issuance of any Bond is or was untrue or that a covenant of the Borrower has been breached) that has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Internal Revenue Code of 1986, as amended, and the applicable regulations thereunder (the "Code") other than by reason that such interest (i) is includable in the gross income of an Owner or former Owner of any Bond while such Owner or former owner is or was a "substantial user" of the Project or a "related person" to a "substantial user" of the Project (as such terms are used in Section 147(a)(1) of the Code), or (ii) is deemed an item of tax preference including, without limitation, an item subject to any alternative minimum tax.

         "Determination of Taxability" with respect to any Bond shall be deemed to have been made upon the first to occur of the following events:

                  (i) the date on which the Borrower determines that an Event of Taxability has occurred by filing with the Trustee a statement to the effect supported by one or more tax schedules, returns or documents which disclose that such an Event of Taxability has occurred;

                  (ii) the date on which the Borrower or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Borrower or any other person or entity, or upon any review or audit of the Borrower or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

                  (iii) the date on which the Trustee or the Borrower is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

                  (iv) the date the Trustee shall have received written notice from any Owner of the Bonds that such Owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

                  (v) the date the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred; provided, however, that (a) no Determination of Taxability described in each of clauses (i) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion of nationally recognized bond counsel satisfactory to the Trustee, in form and substance satisfactory to the Bank and the Borrower and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred, and (b) no Determination of Taxability described in each of clauses (i) , (ii) ,
(iii) , (iv) or (v) above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or cancelled.

                      Mandatory Sinking Fund Redemption

         The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of May in each of the years set forth below commencing on the Interest Payment Date occurring in May____ (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                                   Mandatory Sinking
 Year                                              Account Payments
 ----                                              ----------------


*Maturity

                             Optional Redemption

                               [TO BE PROVIDED]

         In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee in accordance with the Letter of Representations so long as the Bonds are registered in the name of The Depository Trust Company ("DTC") or its nominee, and if the DTC book-entry-only system shall be discontinued, notice of the call of redemption shall be given by mailing a copy of the redemption notice by first-class mail at least (i) ten (10) days prior to the date fixed for redemption in the event of a mandatory redemption fifteen (15) days prior to the Letter of Credit Termination Date; and (ii) thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption in all other instances to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee. Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

         The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the Commonwealth of Pennsylvania, particularly the Act, and by appropriate action duly taken by the Authority authorizing the execution and delivery of the Loan Agreement and the Indenture. The Bonds have been issued under the provisions of the Act.

         Notwithstanding anything to the contrary contained herein or in the Indenture, the Loan Agreement or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the (enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Authority and the rights of the owners of the Bonds at any time by the Authority with the consent of the Bank and the holders of all Bonds at the time outstanding. Any such consent or any waiver by the Bank and the holders of all Bonds at the time outstanding shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitation.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.








         IN WITNESS WHEREOF, the Philadelphia Authority for Industrial Development has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary all as of the Date of Issuance.


ATTEST:                              PHILADELPHIA AUTHORITY FOR
                                     INDUSTRIAL DEVELOPMENT



____________________________         By:__________________________________
(Assistant) Secretary                              Chairman

(SEAL)







                   (Form of Certificate of Authentication)

                        CERTIFICATE OF AUTHENTICATION

         This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.


                          FIRST UNION NATIONAL BANK,
                          as Trustee and Tender Agent



                          By:_________________________
                                   Authorized Signature


Date of Authentication: ____________________



                              (Form of Transfer)

         FOR VALUE RECEIVED, ________________ the undersigned, hereby sells, assigns and transfers unto _____________________ (Tax Identification or Social Security No.______________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ___________________________         ___________________________

NOTICE: Signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a Securities Transfer Association recognized signature guarantee program.

NOTICE: The Signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.






                        [FORM OF BOND COUNSEL OPINION]

                                ACKNOWLEDGMENT



COMMONWEALTH OF PENNSYLVANIA        :
                                    :        SS
COUNTY OF PHILADELPHIA              :


         On this, the ___ day of April, 1999 before me, the undersigned notary public, personally appeared James McManus, who acknowledged himself to be the Chairman of the Philadelphia Authority for Industrial Development, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said Authority by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   -------------------------
                                                   Notary


                                                   My Commission Expires:








                                ACKNOWLEDGMENT



COMMONWEALTH OF PENNSYLVANIA        :
                                    :        SS
COUNTY OF PHILADELPHIA              :


         On this, the ___ day of April, 1999 before me, the undersigned notary public, personally appeared _________________ who acknowledged himself/herself to be a __________________ of FIRST UNION NATIONAL BANK and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said Bank by himself/herself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            -------------------------
                                            Notary


                                            My Commission Expires:





                        PLEDGE AND SECURITY AGREEMENT
                             (Unremarketed Bonds)

              THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") is made the 30th day of April, 1999, by Lannett Company, Inc., a Delaware corporation (the "Pledgor") in favor of FIRST UNION NATIONAL BANK, a national banking association (the "Bank").

              WHEREAS, the Philadelphia Authority for Industrial Development (the "Authority") has agreed with the Pledgor is issue its $3,700,000 aggregate principal amount Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999 (the "Bonds"), under a Trust Indenture, dated April 30, 1999 (the "Indenture"), by and between the Authority and First Union National Bank, as trustee (the "Trustee"); and

              WHEREAS, Pledgor and the Bank have entered into a Reimbursement Agreement, dated April 30, 1999 (the "Reimbursement Agreement"), pursuant to which the Bank has agreed, subject to the conditions precedent provided in the Reimbursement Agreement, to issue an irrevocable direct pay letter of credit by Bank in favor of the Trustee (the "Letter of Credit").

              NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

              1. Defined Terms. As used in this Agreement, the terms defined in the preambles to this Agreement shall have such meanings and the following terms have the following meanings (all such meanings to be equally applicable to both the singular and plural forms of the terms defined, all capitalized terms not defined herein shall have the meanings ascribed to such terms in the Reimbursement Agreement):

                     "Collateral" means all property at any time pledged to the Bank under this Agreement (whether described in this Agreement or not) and all income therefrom and proceeds thereof.

                     "Event of Default" has the meaning given to such term in the Reimbursement Agreement.

                     "Pledged Bonds" has the meaning given to such term in
Section 3 hereof.

                     "Pledged Bonds Custodian" means First Union National Bank (or such other successor thereto or substitute therefor) in its capacity as collateral agent for the Bank.

                     "Remarketing Agent" has the meaning given to such term in the Indenture.

                     "Tender Agent" has the meaning given to such term in the Indenture.

                     "Unremarketed Bonds" has the meaning given to such term in the Indenture.

              2. Interpretation. (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

                     (b) Headings of articles and sections herein are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

                     (c) All references herein to "Articles," "Sections," "Paragraphs" and other subdivisions are to the corresponding Articles, Sections, Paragraphs or subdivisions of this Agreement; the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Paragraph or subdivision hereof.

              3. Pledge. The Pledgor hereby pledges, assigns, hypothecates and transfers to the Bank all of the Pledgor's right, title and interest to the Unremarketed Bonds delivered from time to time to the Tender Agent by the owners thereof and grants to the Bank a first lien on, and security interest in, all of its right, title and interest in and to the Unremarketed Bonds, the interest thereon, and all proceeds thereof, as collateral security for the prompt and complete payment by the Pledgor (by acceleration, at stated maturity, or otherwise) of all amounts payable from time to time by the Pledgor to the Bank in respect of the Indebtedness. Unless all amounts drawn under the Letter of Credit with respect to the payment of the Purchase Price of the Bonds pursuant to mandatory and optional tenders of the Bonds are reimbursed to the Bank on the same day as such Drawings, the Pledgor shall, no later than 5:00 p.m. (Philadelphia time) on the same day, (a) deliver or use its best efforts to cause to be delivered to the Pledged Bonds Custodian, Unremarketed Bonds in a principal amount equal to the unreimbursed portion of such drawing (such Unremarketed Bonds so delivered to and held by the Pledged Bonds Custodian from time to time to be referred to as the "Pledged Bonds") and (b) give or use its best efforts to cause to be given to the Bank notice of the number and principal amount of each such Pledged Bond.

              4. Registration of and Interest on Pledged Bonds. If the Bonds are in certificated form, Pledged Bonds shall be registered in the name of the Pledged Bonds Custodian and shall be duly endorsed for transfer by the Pledged Bonds Custodian in blank or by appropriate instruments of transfer duly executed in blank. The Bank may, but shall not be obligated to, request that Pledged Bonds be registered in its name at any time or from time to time. Any interest on Pledged Bonds shall be paid to or upon the order of the Bank and shall be applied as a credit against the Indebtedness with respect to the related Principal and Interest Drawings under the Letter of Credit in accordance with the terms of the Reimbursement Agreement. The Pledged Bonds Custodian shall follow the written direction of the Bank ensuring the release or transfer of the Pledged Bonds.

              5. Release of Pledged Bonds. Upon payment to the Bank of the proceeds of remarketed Pledged Bonds in an amount sufficient to cover the principal of and accrued interest, if any, on the Unremarketed Bonds, the Bank shall (i) reinstate the Letter of Credit to an amount equal to the principal amount of such Bonds together with an amount equal to forty-six
(46) days interest thereon calculated at an interest rate (based on a 365 or 366 day year, as applicable, for the actual number of days elapsed) of fifteen percent (15%) to pay interest on the Bonds; (ii) notify the Trustee of the amount of such reinstatement; and (iii) release or instruct the Pledged Bonds Custodian to release Pledged Bonds in a principal amount equal to the principal amount of such payment to the Bank from the pledge and security interest created by this Agreement. Such Pledged Bonds shall be delivered to or upon the order of the Tender Agent only after payment to the Bank as aforesaid.

              6. Redemption of Pledged Bonds. In the event any Pledged Bond is called for redemption under the Indenture, Pledgor shall use its best efforts to cause the Trustee to take all such actions as shall be required under the Indenture to effect the redemption and shall pay or cause to be paid the redemption price to or to the order of the Bank as a credit against the Indebtedness.

              7. Rights of the Bank. The Bank shall not be liable, except in the case of its willful misconduct or gross negligence, for failure to collect or realize upon the Indebtedness or the Collateral or any part thereof, or for any delay in so doing, nor shall the Bank be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and its continuing, the Bank, with or without notice, shall have the right to exercise all rights, privileges or options pertaining to any Pledged Bonds, as if it were the absolute owner thereof, upon such terms and conditions as it may, in its sole discretion determine, all without liability except to account to the Pledgor for property actually received by it. The Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

              8. Remedies. In the event that any portion of the Indebtedness has been declared due and payable (upon scheduled maturity, acceleration or otherwise), the Bank, without demand for performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to the Pledgor or any other person (all and each of which demands, advertisements and/or notices are expressly waived by the Pledgor), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels or portions at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may, in its sole discretion, deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold, free to any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released by Pledgor. The net proceeds or any such collection, recovery, receipts, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping, or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank under this Agreement, including, but not limited to, reasonable attorneys' fees and legal expenses, shall be applied first to the satisfaction of the Indebtedness in such order as the Bank may elect, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9-504 (1)(c) of the Uniform Commercial Code, need the Bank account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Bank need not give more than five (5) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Indebtedness, the Bank shall have the authority to exercise all the rights and remedies of a secured party under the Uniform Commercial Code. Notwithstanding anything contained herein to the contrary, the Bank may not sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral unless it shall reinstate the Letter of Credit in full as to principal and interest with respect to such Bonds, except this shall not apply in the case of a conversion of the Bonds to a Fixed Rate in accordance with the terms of the Indenture.

              9. Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants that: (a) on the date of delivery to the Bank or the Pledged Bonds Custodian of any Pledged Bonds, none of the Remarketing Agent, the Tender Agent, the Trustee nor any other person, firm or corporation (other than the Pledgor or the Bank or the Pledged Bonds Custodian) will have any right, title or interest in and to the Pledged Bonds; (b) it has, and on the date of delivery to the Bank or the Pledged Bonds Custodian of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Agreement; (c) the Pledged Bonds and the proceeds thereof, are not subject to any pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Bonds. The Pledgor covenants and agrees that it will defend the Bank's and the Pledged Bonds Custodian's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons at the Pledgor's sole cost and expense.

              10. No Disposition, etc. Except as contemplated in this Agreement, without the prior written consent of the Bank, the Pledgor agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

              11. Sale of Collateral. (a) The Pledgor recognizes that the Bank may be unable to effect a public sale of any or all of the Pledged Bonds by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group or purchasers who may be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Bank shall be under no obligation to delay a sale of any of the Pledged Bonds for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities law, even if the Pledgor would agree to do so.

                     (b) The Pledgor further agrees to promptly do or cause to be done all such other reasonable acts and things as may be necessary to make any sale or sales of any portion or all of the Pledged Bonds valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's cost and expense.

              12. Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Bank or the Pledged Bonds Custodian, the Pledgor will execute and deliver such further documents and do such further acts and things as the Bank or the Pledged Bonds Custodian may reasonably request in order to effect the purposes of this Agreement.

              13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provision of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              14. No Waiver; Cumulative Remedies. No act, delay or omission of the Bank or the Pledged Bonds Custodian shall be deemed to be a waiver of any rights or remedies granted under this Agreement and no waiver shall be valid unless in writing, signed by the Bank, and then only to the extent set forth in such waiver. A waiver of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise and no delay in exercising on the part of the Bank or the Pledged Bonds Custodian any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law or equity.

              15. Waivers, Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgor and the Bank and if such amendment affects the rights or duties of the Pledged Bonds Custodian, with the written consent of the Pledged Bonds Custodian. This Agreement and all obligations of the Pledgor under this Agreement shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Bank or the Pledged Bonds Custodian under this Agreement, inure to the benefit of the Bank and its successors and assigns.

              16. Fees and Expenses of the Pledged Bonds Custodian. The Pledgor agrees that it will pay or reimburse the Bank for (i) all fees charged and expenses incurred by the Pledged Bonds Custodian for and in connection with its acting as such for the purposes of this Agreement and
(ii) all costs and other expenses incurred by the Bank or the Pledged Bonds Custodian in connection with the transfer, registration or exchange of the Pledged Bonds.

              17. Governing Law. This Agreement shall be governed by and be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

              18. Counterparts. This Agreement may be executed in several counterparts, each of which shall be a original and all of which shall constitute but one and the same instrument.







         IN WITNESS WHEREOF, the Pledgor and the Bank have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ATTEST:                                     LANNETT COMPANY, INC.



_____________________                       By:____________________________
(Assistant) Secretary                          Name:
                                               Title:


                                            FIRST UNION NATIONAL BANK


                                             By:____________________________
                                                Vice President











                                                  April 30, 1999

First Union National Bank
123 S. Broad Street
15th Floor
Philadelphia, PA   19109


Ladies and Gentlemen:

              We refer to the Pledge and Security Agreement dated April 30, 1999 (the "Agreement"), between Lannett Company, Inc. (the "Pledgor") and you. All terms used in this letter and not otherwise defined shall have the meanings given to such terms in the Agreement.

              We accept our appointment as Pledged Bonds Custodian under the Agreement and undertake to hold any Pledged Bonds which the Pledgor shall deliver or cause to be delivered to us in such capacity as your collateral agent until otherwise directed in writing by you and to otherwise perform the duties of the Pledged Bonds Custodian under the Agreement.

         The Pledgor by its signature to this letter agrees, jointly and severally, to indemnify and hold us and our directors, officers, agents and employees (collectively, the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses, including out-of-pocket, incidental expenses, legal fees and expenses and the allocated costs and expenses of in-house counsel and legal staff ("Losses") that may be imposed on, incurred by or asserted against the Indemnitees or any of them for following any instruction or other direction upon which we are authorized to rely pursuant to the terms of the Agreement. In addition to and not in limitation of the immediately preceding sentence, the Pledgor also agrees jointly and severally to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of our performance under the Agreement, provided we have not acted with gross negligence or engaged in willful misconduct. Anything in the Agreement to the contrary notwithstanding, in no event shall we be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if we have been advised of such loss or damage and regardless of the form of action.





         The provisions of this paragraph shall survive the termination of the Agreement and our resignation or removal for any reason.

                              Very truly yours,

                              FIRST UNION NATIONAL BANK


                              By: __________________________
                                  Vice President

ACKNOWLEDGED AND AGREED:

LANNETT COMPANY, INC.


By: __________________________
         Chairman










                            REMARKETING AGREEMENT

                                  $3,700,000
              Philadelphia Authority for Industrial Development
           Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds
                       (Lannett Company, Inc. Project)
                                Series of 1999


         This REMARKETING AGREEMENT ("Agreement") is made and entered into April 30, 1999, by and between FIRST UNION CAPITAL MARKETS CORP. ("Remarketing Agent") and LANNETT COMPANY, INC., a Delaware corporation (the "Borrower") and shall be effective if, as and when the $3,700,000 Philadelphia Authority for Industrial Development Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999 (the "Bonds") are issued by the Philadelphia Authority for Industrial Development (the "Authority"). This Agreement shall be upon the following terms and conditions, to wit:

         In the event there is any conflict between provisions of this Agreement and the Indenture (hereinafter defined), the provisions of the Indenture shall be controlling.

         1. Consideration. The consideration for this Agreement is comprised of the mutual covenants and agreements herein contained, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. Further, the parties hereto have entered into this Agreement each intending to be legally bound hereby.

         2. Bonds. The Bonds are being issued pursuant to a Trust Indenture, of even date herewith (the "Indenture"), between the Authority and First Union National Bank, as trustee (the "Trustee"), which Indenture calls for and requires the services of a Remarketing Agent with regard to certain determinations and actions to effect remarketings of the Bonds as more specifically set forth in the Indenture to which further reference is hereby made. Unless the context otherwise clearly requires, all initially capitalized terms and phrases used herein and not otherwise defined herein shall have the meanings given to such terms and phrases in the Indenture.

         3. Establishment of the Floating Rate and the Fixed Rate. (a) The Remarketing Agent agrees to establish the Floating Rate in accordance with the provisions of the Indenture and the Bonds from and including the period during which the Bonds are initially issued through the earlier of (i) the Conversion Date or (ii) the date on which the Bonds mature, are fully redeemed, are accelerated or otherwise cease to be outstanding, as the case may be. The Remarketing Agent shall determine the Floating Rate in accordance with the applicable provisions of this Agreement and the Indenture.

                  (b) The Remarketing Agent shall determine the Fixed Rate in accordance with the applicable provisions of this Agreement and the Indenture.

                  (c) In the event that the Remarketing Agent fails to establish the Floating Rate in accordance with the provisions of this Agreement and the Indenture, the Floating Rate to be borne by the Bonds for the next succeeding Weekly Period shall be determined as provided in the Indenture.

         4. Payment of Bonds. Payments of amounts due on the Bonds from time to time as provided in the Indenture shall be made as provided in the Indenture by the Trustee or the Tender Agent on behalf of the Authority from amounts on deposit in the Bond Fund, from remarketing proceeds, and certain other security including but not limited to an irrevocable, direct pay letter of credit (the "Letter of Credit") issued by First Union National Bank (the "Bank"). In no event shall the Remarketing Agent be in any manner or to any extent liable for the payment of any amounts due on the Bonds, either as to principal, interest, premium (if any), purchase price or otherwise, except as herein expressly provided.

         5. Tenders. On each date on which tenders of Bonds are required under Sections 5.01, 5.03 or 5.04 of the Indenture ("Tender Dates"), Owners of the Bonds will be required to tender such Bonds to First Union National Bank, as tender agent, or any successor tender agent appointed under the Indenture (the "Tender Agent") for purchase in accordance with the Indenture. The Purchase Price for any such tendered Bonds will be derived from moneys in the manner set forth in Section 5.05 of the Indenture.

         6. Appointment and Acceptance. The Borrower desires that the Remarketing Agent undertake to remarket any Bond in respect of which a notice pursuant to Sections 5.01, 5.03 or 5.04 of the Indenture has been delivered, such remarketings to be made pursuant to the provisions of the Indenture and this Agreement. The Borrower hereby appoints, subject to the terms and conditions herein contained, First Union Capital Markets Corp.
as Remarketing Agent for the Bonds.

                  The Remarketing Agent, subject to the terms and conditions herein contained, accepts such appointment and the duties and obligations imposed by the Indenture and this Agreement.

         7. Standard of Care. In performing its duties and obligations hereunder, the Remarketing Agent shall use the same degree of care and skill as a prudent person would exercise under the same circumstances in the conduct of his own affairs. The Remarketing Agent shall not be liable in connection with the performance of its duties hereunder except for its own willful misconduct, gross negligence or bad faith.

         8. Dealing in Bonds. The Remarketing Agent may deal in the Bonds to the same extent and with the same effect as provided in the Indenture with respect to the Trustee.

         9. Remarketing Agent as Bondholder. The Remarketing Agent, for its own account, may in good faith buy, sell, own, hold and deal in any of the Bonds, and may join in any action which any Bondholder may be entitled to take with like effect as if it were not the Remarketing Agent. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Authority, and may act as depositary, trustee or agent for any committee or body of holders of Bonds secured by the Indenture or other obligations of the Authority as freely as if it were not the Remarketing Agent. The Remarketing Agent shall have the right to tender Bonds for purchase pursuant to the provisions of the Indenture and shall have all other rights of a Bondholder at any time that it is the Owner of any Bonds.

         10. Cooperation as to Registration. The Borrower will cooperate in taking all steps reasonably requested by the Remarketing Agent which the Remarketing Agent or its counsel may consider necessary or desirable: (a) to register the sale of the Bonds by the Remarketing Agent under any federal or state securities law or to qualify the Indenture under the Trust Indenture Act of 1939, as amended; or (b) to enable the Remarketing Agent to establish a "due diligence" defense to any action commenced against the Remarketing Agent in respect of any disclosure documents.

         11. Timely Determinations. So long as this Agreement remains in effect, the Remarketing Agent agrees that it will (i) be available to advise the Borrower and the Authority on a timely basis with respect to the applicable Floating Rate and (ii) perform its duties under the Indenture and this Agreement. In addition, the Remarketing Agent will furnish the Trustee, the Tender Agent, the Authority and the Borrower and other parties required to have such information under the Indenture, such information as they may from time to time reasonably request with respect to the purchasers of the Bonds and the prices at which the Bonds are sold.

         12. Waiver of Lien. The Remarketing Agent hereby waives any rights to, or lien on, any funds or obligations held by or owing to it pursuant hereto or to the Indenture. The Remarketing Agent shall be reimbursed its costs and expenses and compensated for acting as Remarketing Agent hereunder and pursuant to the Indenture from payments to be made by the Borrower pursuant to the applicable provisions of this Agreement and the Indenture.

         13. Performance. (a) The Remarketing Agent shall, in accordance with the applicable terms of the Indenture and this Agreement, use its best efforts to sell all Bonds on the applicable Purchase Date at the applicable Purchase Price for which it receives a timely tender notice at its principal corporate office from any Bondholder. The Remarketing Agent, in accordance with the applicable terms of the Indenture and this Agreement, shall also use its best efforts for a period not in excess of thirty (30) days beginning on each Tender Date to sell all Pledged Bonds.

                  (b) The Remarketing Agent shall not offer for sale or sell any Bonds upon the occurrence and continuation of any Event of Default as defined in the Indenture.

                  (c) By not later than 10:00 a.m., New York City time, on the Purchase Date, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Trustee and the Tender Agent, specifying:

                           (i) the total principal amount of the Bonds, if
any, remarketed by it; and

                           (ii) the names of the persons to whom such Bonds
were sold and are to be registered, each such person's address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

                  (d) Not later than 10:00 a.m., New York City time, on each Purchase Date, the Remarketing Agent shall transfer the proceeds of the remarketing of the Bonds to the Tender Agent for deposit in the Remarketing Account established with respect to such Bonds and, if there are not sufficient remarketing proceeds on deposit in the Remarketing Account, the Remarketing Agent shall give telephonic notice (promptly confirmed by telecopy) to the Tender Agent, the Trustee, the Borrower and the Bank (if the Letter of Credit securing the Bonds is then in effect) of (i) the aggregate amount of Bonds tendered or deemed tendered for purchase; and (ii) the amount of proceeds on deposit in the Remarketing Account established with respect to such Bonds.

                  (e) The Remarketing Agent shall determine the rate or rates to be borne by the Bonds pursuant to, at the times specified in, and in the manner provided in Articles II and V of the Indenture.

         14. Representations and Warranties. Each of the parties hereto represents and warrants to the other that this Agreement has been duly authorized, executed and delivered by such party and (assuming due authorization, execution and delivery by the other party hereto), constitutes a legal, valid and binding obligation of such party. The Remarketing Agent hereby further represents and warrants that it is a member of the National Association of Securities Dealers, Inc., has a capitalization of at least $15,000,000 and is authorized by law to perform all the duties imposed upon it by this Agreement and by the Indenture. The principal corporate office of the Remarketing Agent for purpose of the Indenture is as set forth below in
Section 17.

         15. Remarketing Fees. In consideration of the services to be provided by the Remarketing Agent hereunder, the Borrower agrees to pay to the Remarketing Agent all costs, fees and expenses in connection with each remarketing in accordance with Schedule A which is attached hereto and incorporated herein by reference.

         16. Termination. This Agreement and the obligations of the Remarketing Agent hereunder shall, in the absence of earlier termination pursuant to the provisions hereof, terminate on the earlier of (a) the date all of the Bonds to be remarketed after the Conversion Date have been remarketed and (b) the final maturity of the Bonds. Notwithstanding the foregoing, the Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Agreement and the Indenture by giving at least thirty (30) days' notice to the Authority, the Bank, the Borrower, the Trustee and the Tender Agent. The Remarketing Agent may be removed by the Borrower at any time for any reason or no reason upon thirty
(30) days' written notice. No such resignation or removal shall be effective unless and until a successor Remarketing Agent is appointed by the Borrower and accepts such appointment. Upon receipt of notice from the Remarketing Agent or upon delivery of notice to the Remarketing Agent, the Borrower agrees to use its best efforts to appoint a successor Remarketing Agent.

                  In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Authority or its assigns. Termination of this Agreement pursuant to any of the provisions of this Section shall not terminate liability for any fees due hereunder and not yet paid.

         17. Notices. Except as otherwise required in Section 13 hereof, any notice required or permitted to be given under this Agreement may be given in person or by mail or telecopier and shall be deemed received, if mailed, three (3) business days after being deposited in the United States mail, postage prepaid, or, if by telecopier, when received at the appropriate office for transmission, in all cases addressed to the Authority, the Bank, the Borrower, the Trustee, the Tender Agent and the Remarketing Agent, as follows:

                  The Authority:

                  Philadelphia Authority for Industrial Development 2600 Centre Square West
                  1500 Market Street
                  Philadelphia, PA   19102
                  Attn:  Chairman

                  The Bank:

                  First Union National Bank
                  123 South Broad Street
                  PA 1222
                  Philadelphia, PA   19109
                  Attn:  Jane Sobieski, Vice President

                  The Borrower:

                  Lannett Company, Inc.
                  9000 State Road
                  Philadelphia, PA   19136
                  Attn:  Vice President - Finance







                  with a copy to:

                  Fox, Rothschild ,O'Brien & Frankel, LLP
                  2000 Market Street
                  Philadelphia, PA   19103
                  Attn: J. Randolph Lawlace, Esquire

                  The Trustee:

                  First Union National Bank
                  123 S. Broad Street
                  11th Floor - PA-1249
                  Philadelphia, PA   19109
                  Attn:  Corporate Trust Department

                  The Tender Agent:

                  First Union National Bank
                  123 S. Broad Street
                  11th Floor - PA-1249
                  Philadelphia, PA   19109
                  Attn:  Corporate Trust Department

                  The Remarketing Agent:

                  First Union Capital Markets Corp.
                  301 College Street
                  8th Floor
                  Charlotte, NC   28288-0600
                  Attn:  William Bingham, Vice President

         Each party hereto may change the address for service of notice upon it by a notice in writing and in the manner provided herein to the other parties hereto.

         18. Telephonic Requests or Directions. The Remarketing Agent may rely upon, and is hereby authorized to honor, any telephonic request or directions which the Remarketing Agent believes, in its sole discretion, to emanate from an authorized representative of the Authority, the Borrower, the Trustee or the Tender Agent acting pursuant hereto, regardless of the source of such request or direction. Any telephonic request or direction to the Remarketing Agent shall promptly be confirmed in writing; provided, however, that failure to receive any such written confirmation shall not affect the authority of the Remarketing Agent to rely and act upon such request or direction.

         19. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons thereof, and no other person(s) will have any rights or obligations hereunder.

         20. Severability. If any provision of this Agreement for any reason shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or all jurisdictions, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatever. In case any one or more of the provisions in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         21. Amendment. This Agreement may be amended by the parties hereto without the consent of or notice to any Owners of the Bonds.

         22. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         23. Captions. Captions to the sections hereof are inserted for convenience of reference only and shall not be relied upon for any interpretive purpose whatsoever.

         24. Disclosure. The Borrower hereby covenants and agrees to immediately advise the Remarketing Agent of any event or circumstance that would materially and adversely affect the financial condition of the Borrower or its ability to perform its obligations under the Loan Agreement or the Reimbursement Agreement, and to cooperate with the Remarketing Agent and/or its counsel in the preparation of such disclosure material deemed necessary by the Remarketing Agent in connection therewith. The Borrower also hereby covenants to cooperate with the Remarketing Agent and/or its counsel and to provide updated disclosure materials to the Remarketing Agent to be delivered to Owners of Bonds in connection with any remarketing of the Bonds in order to comply with state and federal laws, regulations and rules, including without limitation, Securities and Exchange Commission Exchange Act Rule 15c2-12. The Borrower further agrees to pay all costs and fees associated with the preparation of such disclosure materials.

         25. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania.








         IN WITNESS WHEREOF, the parties hereto have caused this Remarketing Agreement to be executed as of the date first above written.

ATTEST:                                     LANNETT COMPANY, INC.



______________________                      By:___________________________
Authorized Officer                               William Farber, Chairman
                                                 :


                                            FIRST UNION CAPITAL MARKETS CORP.



                                            By:___________________________
                                                  Director and Vice President








                                  SCHEDULE A

                          Fees for Remarketing Bonds

         Prior to any remarketing in connection with a Conversion Date, the remarketing fee payable by the Borrower to the Remarketing Agent shall be an amount equal to 0.125% per annum of the outstanding principal amount of Bonds, payable annually in advance; provided, however, the Borrower and the Remarketing Agent agree that such fee shall be adjusted upwards, from time to time, in the event that the applicable prevailing fees for such services in the marketplace increase.

         Remarketing fees in connection with a remarketing for a conversion to Fixed Rate shall be subject to good faith negotiations prior to such remarketing.

         In addition, the Remarketing Agent shall be reimbursed for all its costs and expenses in preparing any disclosure material required for any remarketings, including but not limited to, legal costs.






                           BOND PLACEMENT AGREEMENT

                                  $3,700,000
              Philadelphia Authority for Industrial Development
           Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds
                       (Lannett Company, Inc. Project)
                                Series of 1999

                BOND PLACEMENT AGREEMENT ("Placement Agreement"), dated April 30, 1999, by and between the PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT (the "Authority"), a body corporate and politic constituting a public instrumentality of the Commonwealth of Pennsylvania, LANNETT COMPANY, INC., a Delaware corporation (the "Borrower") and FIRST UNION CAPITAL MARKETS CORP. (the "Placement Agent").

           1.     Background

                  A. The Authority is issuing its Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds (Lannett Company, Inc. Project), Series of 1999, in the aggregate principal amount of $3,700,000 (the "Bonds") pursuant to a Trust Indenture of even date herewith (the "Indenture") between the Authority and First Union National Bank, as Trustee (the "Trustee"). The proceeds of the Bonds are being applied to finance a project (the "Project") consisting of (i) the construction of an approximately 40,000 square foot manufacturing and manufacturing-related facility as an addition to a 33,000 square foot existing facility located at 9000 State Road, Philadelphia, Pennsylvania (the "9000 State Road Facility") or, alternatively, the acquisition and renovation of an existing manufacturing and manufacturing-related facility located at 9030 State Road, Philadelphia, Pennsylvania (the "9030 State Road Facility"); (ii) the acquisition of equipment for installation and use in either the 9000 State Road Facility or the 9030 State Road Facility; and (iii) the payment of a portion of the costs of issuance of the Bonds.

                  B. The Authority and the Borrower have entered into a Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which the Authority has agreed to loan the proceeds of the Bonds to the Borrower and the Borrower has agreed, among other things, to make loan payments to the Trustee in amounts and at the times sufficient to pay, when due, the principal of, premium, if any, and interest on the Bonds.

                  C. Concurrently with, and as a condition to the issuance of the Bonds, the Borrower will cause to be delivered to the Trustee an irrevocable, direct-pay Letter of Credit, dated the date of issuance of the Bonds (the "Letter of Credit") issued by First Union National Bank. Under the terms of the Letter of Credit, the Trustee will be entitled to draw up to an amount equal to the principal of the Bonds plus at least forty-six (46) days' accrued and unpaid interest thereon (at a maximum rate of 15% per annum for the Bonds, based on a 365 or 366 day year, as applicable, and the actual number of days elapsed). The Letter of Credit will be issued pursuant to a Reimbursement Agreement, of even date herewith (the "Reimbursement Agreement") between the Bank and the Borrower. The Letter of Credit will expire pursuant to its terms on October 31, 2002, unless earlier terminated pursuant to its terms (the "Letter of Credit Termination Date"). The Bonds mature on May 1, 2014 and are subject to optional, extraordinary, mandatory and mandatory sinking fund redemption and optional and mandatory tender prior to maturity, all as set forth in the Placement Memorandum (as hereinafter defined).

                  D. It is intended that the Bonds will constitute "qualified small issue bonds" within the meaning of Section 144(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code"), so that the interest on the Bonds will be excludable from gross income for purposes of federal income taxation under Section 103(a) of the Code.

                  E. The Bonds will be issued pursuant to a Resolution adopted by the Authority (the "Resolution") and the Indenture. The proceeds of the sale of the Bonds are to be applied (i) to pay financing costs not in excess of two percent (2%) of the face amount of the Bonds and (ii) to provide moneys for certain qualifying costs of the Project, all as set forth in the Indenture, the Loan Agreement, the Placement Memorandum (as hereinafter defined) and certain certifications and agreements of the Borrower and the Authority delivered in connection with the issuance of the Bonds. Financing costs are deemed to include, but not be limited to, the costs of preparing and reproducing the Loan Agreement, the Reimbursement Agreement, the Placement Memorandum, the Remarketing Agreement and this Placement Agreement, the Placement Agent's fee in accordance with Section 2 hereof, reasonable administrative fees of the Authority and the Trustee and any fees and disbursements of Bond Counsel, Counsel for the Borrower, Counsel for the Bank and Counsel for the Placement Agent. If for any reason the Bonds are not "placed" or to the extent that financing costs exceed two percent (2%) of the face amount of the Bonds, then (i) all of the financing costs, in the case that the Bonds are not placed; or (ii) that portion of the financing costs in excess of two percent (2%) of the face amount of the Bonds, in the case that the Bonds are placed, are to be paid directly by the Borrower to the appropriate parties.

                  F. The Bonds will be remarketed in accordance with the applicable provisions of the Indenture and a Remarketing Agreement of even date herewith (the "Remarketing Agreement"), by and between First Union Capital Markets Corp., in its capacity as remarketing agent, and the Borrower.

                  G. The professional advisors referred to in this Placement Agreement are:

Bond Counsel,
Bank Counsel and           Obermayer Rebmann Maxwell & Hippel LLP
Placement Agent Counsel:   One Penn Center, 19th Floor
                           1617 John F. Kennedy Boulevard
                           Philadelphia, PA   19103







Borrower Counsel:          J. Randolph Lawlace, Esquire
                           Fox, Rothschild, O'Brien & Frankel, LLP
                           2000 Market Street
                           Philadelphia, PA   19103

Authority Counsel:         Philip M. Brandt, Esquire
                           2600 Centre Square West
                           1500 Market Street
                           Philadelphia, PA   19102

         2. Placement and Closing. Subject to the terms and conditions and in reliance on the representations, warranties, agreements and indemnities set forth herein, (i) the Placement Agent hereby agrees to privately place the Bonds, as agent for the Authority; and (ii) the Authority hereby agrees to deliver to such investors, all (but not less than all) of the Bonds as provided in the Indenture. The aggregate price for the Bonds shall be 100% of the principal amount thereof plus accrued interest to the date of Closing (as hereinafter defined), payable in immediately available funds to the order of the Trustee for the account of the Authority. As consideration for its private placement of the Bonds, the Borrower shall pay the Placement Agent a fee equal to 1.25% of the principal amount of the Bonds in immediately available funds on the date of closing. Closing will be held at the offices of Obermayer Rebmann Maxwell & Hippel LLP at 9:00 a.m. prevailing local time, on April 30, 1999 (the "Closing"), or at such other place and time as may be agreed to by the parties hereto. The Bonds will be delivered to The Depository Trust Company in New York, New York, in fully registered form in such denominations and registered in such names as shall be requested by the Placement Agent.

         3. Authority's Representations. The Authority represents to and agrees with the Placement Agent that as of the date hereof and the date of
Closing:

                  (a) The statements and information in the Placement Memorandum under the captions "The Authority," "Disclosure Required By Florida Blue Sky Laws" and "Litigation" (only insofar as such information pertains to the Authority) are true and correct in all material respects, and the Placement Memorandum does not contain any untrue statement of a material fact relating to the Authority or omit to state a material fact relating to the Authority that is necessary to make the statements and information therein, in the light of the circumstances under which they were made, not misleading, it being understood that the Authority is not making any representation as to the truth, accuracy or completeness of the Placement Memorandum, other than those portions that relate to or describe the Authority.

                  (b) The Authority is a body corporate and politic and a public instrumentality of the Commonwealth of Pennsylvania with the power and authority set forth in the Pennsylvania Economic Development Authority Law (the "Act"), including the power and authority to authorize the issuance of the Bonds under the Act.

                  (c) The Authority has the requisite authority to enter into this Placement Agreement. This Placement Agreement has been duly authorized, executed and delivered by the Authority and, assuming the due authorization, execution and delivery by the other parties hereto, will constitute a valid and binding obligation of the Authority, enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally).

                  (d) The Authority has the requisite authority to execute the Bonds and when delivered to and paid for by the Placement Agent at the Closing in accordance with the provisions of this Placement Agreement, the Resolution and the Indenture, the Bonds will have been duly authorized, executed and issued and will constitute valid and binding special limited obligations of the Authority enforceable in accordance with their respective terms and entitled to the benefits and security of the Indenture (subject to any applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally).

                  (e) The Authority has the requisite authority to enter into the Indenture and the Loan Agreement and to execute the Placement Memorandum and the Authority has duly authorized and approved their execution and delivery. The Indenture and the Loan Agreement, when each of them has been executed by the Authority, will, assuming due authorization, execution and delivery by the other parties thereto, constitute a valid and binding obligation of the Authority, enforceable in accordance with its respective terms (subject to applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally).

                  (f) The adoption of the Resolution and the execution of the Placement Memorandum, the Indenture, the Loan Agreement, the Bonds and this Placement Agreement and compliance by the Authority with the provisions thereof and hereof, under the circumstances contemplated thereby and hereby, to the knowledge of the Authority, do not and will not in any material respect conflict with or constitute on the part of the Authority a breach of or default under any indenture, deed of trust, mortgage, agreement or other instrument to which the Authority is a party, or conflict with, violate or result in a breach of any existing law, public administrative rule or regulation, judgment, court order or consent decree to which the Authority is subject.

                  (g) The Resolution and the forms of the Indenture, the Loan Agreement, the Bonds and this Placement Agreement were adopted or approved at a duly convened meeting of the Authority, with respect to which all legally required notices were duly given to all members of the Authority, and at which meetings quorums were present and acting at the time of adoption thereof.

                  (h) Neither the Commonwealth of Pennsylvania nor the County of Philadelphia is obligated to pay, and neither the faith and credit nor taxing power of the Commonwealth of Pennsylvania nor the County of Philadelphia is pledged to the payment of, the principal or redemption price, if any, of or interest on the Bonds. The Bonds are special, limited obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys of the Authority pledged under the Indenture and from any amounts otherwise available under the Indenture for the payment of the Bonds. The Bonds do not now and shall never constitute a charge against the general credit of the Authority. The Authority has no taxing power.

                  (i) Except with respect to defaults under certain obligations of the Authority in which it has acted only as a conduit issuer for the benefit of borrowers, the Authority, to the best of its knowledge, has never defaulted and is not now in default with respect to, any bonds, notes or other obligations which it has issued.

                  (j) It is specifically understood and agreed that the Authority makes no representation as to the financial position or business condition of the Borrower and does not represent or warrant as to the correctness, completeness or accuracy of any of the statements, information (financial or otherwise), representations or certifications furnished or to be made and furnished by the Borrower in connection with the execution and delivery of the Loan Agreement or the consummation of the transactions contemplated thereunder or in connection with the sale of the Bonds.

         4. Borrower's Representations. The Borrower makes the following representations as of the date hereof, all of which will continue to be in effect subsequent to the private placement of the Bonds:

                  (a) The Borrower is a corporation duly organized and validly subsisting under the laws of the State of Delaware.

                  (b) The Borrower has full legal power to execute and deliver the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, this Placement Agreement, the Loan Documents (as such term is defined in the Reimbursement Agreement) and any and all other documents, certificates and agreements executed by the Borrower in connection with the issuance of the Bonds and the Letter of Credit (collectively, the "Borrower Documents") and to perform its obligations thereunder and hereunder.

                  (c) The Borrower has duly authorized the execution and delivery of the Borrower Documents and the undertaking of its obligations thereunder and hereunder, and the taking of all actions as may be required on the part of the Borrower to carry out the same; and the making and performance of each such agreement will not conflict with, nor constitute a breach of or a default under, any provision of the Articles of Incorporation, By-laws or other constituent documents of the Borrower or any indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound, or any constitutional or statutory provision or order, rule, regulation, decree or ordinance of any court, government or governmental body to which the Borrower or any of its properties are subject.

                  (d) As of the Closing, the Borrower Documents will be duly executed and delivered by the Borrower, will be in full force and effect, and assuming due authorization, execution and delivery by the other parties thereto, each of the Borrower Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles in effect from time to time affecting the enforcement of creditors' rights generally.

                  (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best knowledge of the Borrower, threatened against the Borrower, nor to the best knowledge of the Borrower is there any basis therefor, wherein an unfavorable ruling or finding would adversely affect the validity or enforceability of the Borrower Documents or would materially and adversely affect any of the transactions contemplated by this Placement Agreement.

                  (f) The information set forth in the Placement Memorandum (as hereinafter defined), with the exception of the information under the headings "The Authority," "Litigation," as such information relates to the Authority or the Bank, "Introductory Statement," as such information relates to the Authority and the information in Appendices A and B, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) The Borrower has obtained all consents, approvals, authorizations and orders of governmental or regulatory authorities that are required to be obtained by it as a condition precedent to the execution by the Borrower of the Borrower Documents. The Borrower has obtained all consents that are required to be obtained by it for the performance of its obligations under the Borrower Documents.

         5. Placement Agent's Representations, Warranties and Covenants. The Placement Agent makes the following representations, warranties and covenants, all of which will continue to be in effect subsequent to the purchase and placement of the Bonds:

                  (a) The Placement Agent has full legal power to execute and deliver this Placement Agreement, the Remarketing Agreement and any and all other agreements, documents and certificates executed by the Placement Agent in connection with the issuance of the Bonds (collectively, the "Placement Agent Documents") and to perform its obligations thereunder and hereunder.

                  (b) The Placement Agent has received all necessary information with respect to the Borrower, the Bank and the Project in order to place the Bonds and any and all information relating to the Borrower or the Bank and their affairs, which the Placement Agent has requested has been provided to the Placement Agent.

                  (c) The Placement Agent Documents have been duly executed and delivered by the Placement Agent and assuming the due authorization, execution and delivery by the other parties thereto, each of the Placement Agent Documents is the binding and enforceable agreement of the Placement Agent enforceable in accordance with its terms, except that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally.

                  (d) The Placement Agent hereby expressly waives the right to receive any information relating to the Project or the business and affairs, financial or otherwise, of the Borrower from the Authority and relieves the Authority and its agents, representatives and attorneys, of all liability for failure to provide such information or for the inclusion in such information or in any of the documents, representations or certifications to be provided by the Borrower under this Agreement, the Placement Memorandum or under any of the Borrower Documents of any untrue statement or for the failure therein to include any fact.

                  (e) The documents relating to the issuance of the Bonds, including without limitation, the Indenture and the Letter of Credit, have been reviewed by the Placement Agent and such documents contain terms acceptable to, and agreed to by, the Placement Agent.

                  (f) The Placement Agent has complied with and will continue to comply with all applicable regulations of the Municipal Securities Rulemaking Board.

                  (g) The Bonds are being offered in authorized denominations of $100,000 or more and are being sold to no more than thirty-five (35) persons each of whom the Placement Agent reasonably believes (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment and (ii) is not purchasing for more than one account or with a view to distributing the Bonds. The Placement Agent acknowledges that each investor has been given or will have been given an opportunity to examine such material relating to the Bonds, the Borrower, the Project and the Bank as is satisfactory to each of them.

                  (h) There is no action, suit, proceeding, inquiry or investigation at law or in equity, or before or by any court, public body or other governmental authority, pending or, to the best knowledge and information of the Placement Agent, threatened against or affecting the Placement Agent, wherein an unfavorable decision, ruling or finding could materially adversely affect the business or financial condition of the Placement Agent or could adversely affect the transactions contemplated by this Agreement, or which in any manner raises any questions concerning the legality, validity or enforceability of this Agreement nor to the best knowledge and belief of the Placement Agent is there any basis therefor.

                  (i) The execution, delivery and performance by the Placement Agent of this Agreement does not and will not violate its certificate of incorporation or by-laws or any order, injunction, ruling or decree by which the Placement Agent is bound, and does not and will not constitute a breach of or a default under any agreement, indenture, mortgage, lease, note or other obligation, instrument or arrangement to which the Placement Agent is a party or by which the Placement Agent or any of its property is bound, or contravene or constitute a violation of any law, rule or regulation to which the Placement Agent or any of its property is subject, and no approval or other action by, or filing or registration with any governmental authority or agency is required in connection therewith which has not been previously obtained or accomplished.

         6. Placement Memorandum. Prior to the Closing, the Borrower and the Authority each approved and authorized the distribution of the Placement Memorandum (including all exhibits and appendices thereto, the "Placement Memorandum"), and each authorized the use of the Placement Memorandum in connection with the private placement of the Bonds.

         7.       Authority Covenants.  The Authority covenants as follows:

                  (a) To refrain from taking any action within its control which will adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds; and

                  (b) To promptly notify the Placement Agent if, prior to the Closing, any event occurs which is known to the Authority and which, in the judgment of the Authority, makes any statements concerning the Authority in the Placement Memorandum untrue in any material respect or which requires the making of any changes in the Placement Memorandum in order to make any statement concerning the Authority therein not misleading.

         8.       Borrower Covenants.  The Borrower covenants as follows:

                  (a) To refrain from taking any action, or permitting any action within its control to be taken, which will adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds;

                  (b) To indemnify, hold harmless and defend the Authority, its members, officers, agents and employees, past, present and future, and the Placement Agent, its officers, agents and employees, past, present and future and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), to the full extent permitted by law against any and all losses, claims, damages or liabilities (including reasonable legal and other expenses of defending any actions) that they or any of them may incur or have asserted against them caused by (i) any untrue statement or alleged untrue statement of a material fact in the Placement Memorandum, except (as to the Authority only) for the information under the heading "The Authority," "Litigation" (to the extent of the information therein relating to the Authority) and except for the information contained in Appendices A and B or any amendments or supplements to the Placement Memorandum; or (ii) the omission or alleged omission to state therein a material fact required to be stated in the Placement Memorandum or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or (iii) any breach (or alleged breach) by the Borrower of any of its representations or warranties set forth in this Placement Agreement or directly or indirectly resulting from, arising out of, or related to the Project;

                  (c) To indemnify, hold harmless and defend the Authority, its elected public officials, officers and employees, past, present and future, to the full extent permitted by law against all loss, costs, damages, suits, judgments, actions and liabilities of whatever nature, including without limitation, any liability under state or federal securities laws, directly or indirectly resulting from, arising out of, or related to the issuance or remarketing of the Bonds.

         9. Actions Brought Against Indemnified Parties. In case any action shall be brought against any Indemnified Party with respect to which indemnity may be sought against the Borrower under the provisions of this Placement Agreement, such Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the sole cost and expense of such Indemnified Party unless (i) the employment of such counsel has been specifically authorized in writing by the company; or (ii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Borrower and such Indemnified Party shall have been advised by its counsel that it is probable that a conflict of interest between the Borrower and such Indemnified Party may arise and for this reason it is not desirable for the same counsel to represent both the Borrower and the Indemnified Party (in which case the Borrower shall not have the right to assume the defense of such action on behalf of such Indemnified Party); it being understood, however, that in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Borrower shall not be liable for the reasonable fees and expenses or more than one separate firm of attorneys for all such Indemnified Parties, which firm shall be designated in writing by the Indemnified Parties). The Borrower shall not be liable for any settlement of any such action effected without its written consent, but if settled with the written consent of the Borrower or if there is a final judgment for the plaintiff in any such action, the Borrower agrees to indemnify and hold harmless any Indemnified Party from and against any loss, cost, expense or liability by reason of such settlement or judgment, including but not limited to attorneys' fees. This indemnity includes but is not limited to reimbursement for expenses reasonably incurred by the Indemnified Party in investigating the claim and in defending it if the Borrower declines to assume the defense, provided that the matter is one for which indemnification is required of the Borrower under this Agreement. The indemnity agreements of the Borrower contained in Section 8 hereof shall survive the delivery and payment of the Bonds.

         10. Blue Sky Requirements. The Placement Agent shall, in its sole discretion, determine the jurisdictions in which the Bonds shall be offered and sold. The Placement Agent shall use its best efforts to qualify the Bonds for offer, sale and delivery under the securities or "Blue Sky" laws of each such jurisdiction to the extent required. The Authority and the Borrower shall cooperate with the Placement Agent in its efforts to qualify the Bonds for such offer, sale and delivery under the securities or "Blue Sky" laws of such jurisdictions as the Placement Agent may request; provided, however, that neither the Authority nor the Borrower shall be required to qualify as a foreign corporation or to file written consent to suit or consent to service of process in any jurisdiction. The Authority and the Borrower consent to the use of the Placement Memorandum by the Placement Agent in obtaining such qualifications. The Authority shall not be obligated to pay any expenses or costs (including, but not limited to, legal fees) incurred in connection with such qualification.

         11. Conditions of Closing. The obligations of the Placement Agent to privately place the Bonds on the date of Closing shall be subject, except as specifically waived in writing by the Placement Agent in its sole discretion, to (i) the accuracy of the representations and warranties on the part of the Authority and the Borrower contained herein as of the date hereof and as of the date of Closing; (ii) the accuracy in all material respects of the statements of the officers and the elected public officials, as the case may be, of the Authority and the Borrower made in any certificates or other documents furnished pursuant to the provisions hereof, and (iii) the performance by the Authority and the Borrower of their respective obligations to be performed hereunder or otherwise at or prior to the Closing and to the following additional conditions:

                  (a) At the Closing, the Resolution shall have been duly adopted by the Authority and shall be in full force and effect and constitute the legal, valid and binding action of the Authority, and the Borrower Documents, when executed and delivered by the parties thereto, will constitute legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, and such documents shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Placement Agent;

                  (b) At the Closing, there shall not have been any material adverse change in the business, properties or financial condition of the Bank, as described in the Placement Memorandum or of the Borrower, which in the judgment of the Placement Agent, makes it inadvisable to proceed with the offer and sale of the Bonds;

                  (c) The Letter of Credit shall have been delivered by the Bank;

                  (d) At the Closing, the Placement Memorandum shall not have been amended, modified or supplemented, except as may have been agreed to in writing by the Placement Agent;

                  (e) Neither the Authority nor the Borrower shall have defaulted in the performance of any of their covenants hereunder, under the Indenture or under the Borrower Documents;

                  (f) The Placement Agent shall have received:

                           (i) An opinion of Bond Counsel, dated the date of
Closing, in customary form to the effect that the Bonds are legal, valid and binding obligations of the Authority and that interest on the Bonds is not includable in gross income for federal income tax purposes under Section 103(a) of the Code, and in addition, containing therein or in a supplemental opinion of Bond Counsel, addressed to the Authority, the Placement Agent and its counsel, also dated the date of Closing, the matters set forth in Exhibit A hereto and any other matters which may be reasonably requested by the Placement Agent, with such changes therein as are acceptable to the Placement Agent and its counsel;

                           (ii) An opinion of Counsel for the Borrower, dated
the date of Closing and addressed to the Authority, the Placement Agent, the Bank, and the Trustee, covering the matters set forth in Exhibit B hereto and any other matters which may be reasonably requested by the Placement Agent, with such changes therein as are acceptable to the Authority, the Placement Agent, the Bank and the Trustee;

                           (iii) An opinion of Counsel for the Bank, dated
the date of Closing and addressed to the Authority, the Placement Agent, the Bank and the Trustee, covering the matters set forth in Exhibit C hereto, with such changes therein as are acceptable to the Authority, the Placement Agent, the Bank, the Trustee and Bond Counsel;

                           (iv) An opinion of Authority Counsel, dated the
date of Closing and addressed to the Placement Agent, the Bank, the Trustee and Bond Counsel, covering the matters set forth in Appendix D hereto, with such changes therein as are acceptable to the Placement Agent, the Bank, the Trustee and Bond Counsel.

                           (v) A certificate, dated the date of Closing and
signed by an authorized representative of the Borrower to the effect (A) that the Borrower has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Placement Agreement, the Loan Agreement and the Reimbursement Agreement or otherwise at or prior to the Closing; and (B) such other matters as Bond Counsel and the Placement Agent may reasonably request;

                           (vi) An executed Form 8038 of the Authority;

                           (vii) the Authority General Certificate, duly
executed by an authorized officer of the Authority;

                           (viii) Such additional documents, instruments,
agreements, certificates and opinions as Bond Counsel, the Placement Agent and its counsel and the Authority may reasonably request to evidence the accuracy of the representations and warranties and compliance with the covenants set forth herein, including the covenants as to the exclusion of the interest on the Bonds from gross income for federal income tax purposes and the exemption of the offering of the Bonds from registration under the Securities Act of 1933, as amended; and

                  (g) Between the date hereof and the date of Closing, the market price or marketability of the Bonds shall not have been materially adversely affected, in the reasonable judgment of the Placement Agent (evidenced by a written notice to the Authority and the Borrower terminating the obligation of the Placement Agent to privately place the Bonds), by reason of any of the following:

                           (i) Legislation enacted by or introduced in the
Congress of the United States or reported out of or pending in committee or recommended for passage by the President of the United States, or a decision rendered by a court established under Article III of the Constitution of the United States or by the Tax Court of the United States, or an order, ruling, regulation or official statement (final, temporary or proposed) issued or made or any other release or announcement (A) by or on behalf of the Treasury Department of the United States or the Internal Revenue Service or any other federal or state authority, with the purpose or effect, directly or indirectly, of imposing federal income taxation upon such interest as would be received by the holders of the Bonds, or (B) by or on behalf of the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, to the effect that obligations of the general character of the Bonds are not exempt from qualification under, or other requirements of, the Trust Indenture Act of 1939, as amended, or that the issuance, offering or sale of obligations of the general character of the Bonds, including any or all underlying arrangements as contemplated hereby or by the Placement memorandum, is or would be in violation of the federal securities laws as amended and then in effect and the regulations promulgated thereunder; or

                           (ii) The declaration of war or engagement in major
hostilities by the United States or the occurrence of any other local, national or international emergency or calamity relating to the effective operation of the government of or the financial community in the United States, or a default with respect to the debt obligations of, or the institution of proceedings under the federal bankruptcy laws by or against, any state of the United States or agency thereof, the City of New York, New York, or any city in the United States having a population of over 1,000,000, the effect of which on the financial markets of the United States will be such as, in the Placement Agent's judgment, makes it impracticable for the Placement Agent to place the Bonds; or

                           (iii) The declaration of a general banking
moratorium by federal, New York or Pennsylvania authorities, or the general suspension of trading on any national securities exchange; or

                           (iv) Any amendment to the United States
Constitution or the Pennsylvania Constitution or action by any federal or state court, legislative body, regulatory body or other authority materially adversely affecting the validity or enforceability of the Resolution, the Bonds, the Loan Agreement, the Indenture, the Reimbursement Agreement, the Letter of Credit or this Placement Agreement, or the ability of the Authority, the Borrower or the Bank to meet its respective covenants under such agreements; or

                           (v) Any event occurring, or information becoming
known which, in the reasonable judgment of the Placement Agent, the Authority or the Borrower makes untrue in any material respect any statement or information contained in the Placement Memorandum, or has the effect that the Placement Memorandum contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         If the Placement Agent terminates its obligation to place the Bonds for any reason permitted by this Placement agreement, this Placement Agreement will terminate without liability on the part of the Authority, the Borrower or the Placement Agent, except for the provisions of Sections 8 as to indemnification of the Authority and the Placement Agent.

         11. Representation of the Placement Agent. The Placement Agent acknowledges that each investor has been given or will have been given an opportunity to examine such material relating to the Bonds, the Borrower, the Project and the Bank as is satisfactory to each of them.

         12. Notices and Other Actions. All notices, demands and formal actions hereunder will be in writing, mailed, telegraphed or delivered to:

                  The Authority:

                  Philadelphia Authority for Industrial Development 2600 Centre Square West
                  1500 Market Street
                  Philadelphia, PA   19102
                  Attn:  Chairman

                  The Borrower:

                  Lannett Company, Inc.
                  9000 State Road
                  Philadelphia, PA  19136
                  Attn:  Vice President - Finance

                  with a copy to:

                  Fox, Rothschild, O'Brien & Frankel, LLP
                  2000 Market Street
                  Philadelphia, PA   19103
                  Attn: J. Randolph Lawlace, Esquire

                  The Placement Agent:

                  First Union Capital Markets Corp.
                  Second Floor South
                  600 Penn Street
                  Reading, PA   19602
                  Attn:  Director:  Tax-Advantage Products

         13. Acknowledgment of Multiple Representation. Each of the parties hereto acknowledges and confirms that it was advised on or before March 1, 1999 that Obermayer Rebmann Maxwell & Hippel LLP would act as Bond Counsel, Bank Counsel and Counsel to the Placement Agent in connection with the transaction described in this Bond Placement Agreement. Each of the parties hereto further acknowledges and confirms that, upon being so advised, it agreed to such multiple representation.

         14. Execution in Counterparts. This Placement Agreement may be executed in any number of counterparts, all of which shall constitute but one and the same document, and any parties hereto may execute this Placement Agreement by signing any such counterparts.

         15. Successors. This Placement Agreement will inure to the benefit of and be binding upon the parties hereto and their successors, and no other person shall acquire or have any right hereunder or by virtue hereof.

         16. Applicable Law. This Placement Agreement shall be governed by and construed in accordance with the domestic internal laws (but not the law of conflict of laws) of the Commonwealth of Pennsylvania.

         17. Limitation of Liability. The liability of the Authority under this Placement Agreement shall be limited to the same extent as set forth in the Bonds.








         IN WITNESS WHEREOF, the Authority, the Borrower and the Placement Agent, intending to be legally bound, have caused their duly authorized representatives to execute and deliver this Bond Placement Agreement as of the date first written above.

ATTEST:                                PHILADELPHIA AUTHORITY FOR
                                       INDUSTRIAL DEVELOPMENT


_____________________________          By:_________________________________
Secretary                                             Chairman


ATTEST:                                LANNETT COMPANY, INC.


_____________________________          By:_________________________________
Authorized Officer                            William Farber, Chairman



WITNESS:                               FIRST UNION CAPITAL MARKETS CORP.


_____________________________          By:_________________________________
                                            Director and Vice President









                                  EXHIBIT A

                           Points to be covered in
                     Supplemental Opinion of Bond Counsel

                1. The Bonds are exempt from registration under the Securities Act of 1933 and the Indenture is exempt from qualification under the Trust Indenture Act of 1939, as amended.

                2. The description and summaries under the captions entitled "The Bonds" (except for the information extracted from information provided by DTC), "The Indenture," "The Loan Agreement" and "Tax Matters" contained in the Placement Memorandum fairly summarize the applicable provisions of the documents or portions of applicable law, as the case may be, which are purported to be summarized therein.







                                  EXHIBIT B
         Points to be covered in Opinion of counsel for the Borrower

                  1. The Borrower is a corporation duly organized and validly subsisting under the laws of the Commonwealth of Pennsylvania.

                  2. The Borrower has the necessary authority to execute and deliver the Borrower Documents, and the undertakings of its obligations thereunder, and the taking of all actions as may be required on the part of the Borrower to carry out the same, and the making and performance of each such agreement will not conflict with, constitute a breach of or a default under, any provision of the Articles of Incorporation, By-laws or other constituent documents of the Borrower or, to counsel's knowledge, any indenture, agreement or other instrument to which the Borrower is a party or by which the company or any of its properties may be bound, or any constitutional or statutory provision or order, rule, regulation, decree or ordinance of any court, government or governmental body to which the Borrower or any of its properties are subject.

                3. The Borrower Documents have been duly authorized, executed, acknowledged and delivered by the Borrower, are in full force and effect and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles, or by bankruptcy, insolvency, reorganization, moratorium and other similar laws or equitable principles in effect from time to time affecting the enforcement of creditors' rights generally.

                4. To the best of such counsel's knowledge, no authorization, consent, approval or review of any court or governmental body or regulatory authority is required for the authorization, execution and delivery by the Borrower of, and performance by the Borrower of its obligations under, the Borrower Documents or for any action taken by the Borrower in connection with the transactions contemplated thereby, which has not been obtained or effected.

                5. There is no action, suit, litigation, proceeding, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best of such counsel's knowledge, threatened against the Borrower, nor to the best of such counsel's knowledge is there any basis therefor, wherein an unfavorable ruling or finding would adversely affect (i) the business, properties or financial condition of the Borrower; (ii) the validity or enforceability of the Borrower Documents; or (iii) any of the transactions contemplated by the undertaking of the Project and the aforementioned documents.

                6. The Borrower has duly authorized the taking of any and all action necessary to carry out and give effect to the transactions contemplated to be performed on its part by the Borrower Documents, the Preliminary Placement Memorandum and the Placement Memorandum and has duly authorized the taking of any and all action necessary to carry out and give effect to the transactions contemplated to be performed on its part by the Borrower Documents.

                7. The Borrower has all necessary permits, licenses, certifications and qualifications to conduct its business as it is presently being conducted, subject to such exceptions which, in the aggregate, would not have a material adverse effect on the business or operations of the Borrower and the Borrower is not in any material way in breach of or in default under any applicable law or administrative regulation of the Commonwealth of Pennsylvania or of the United States or any applicable judgment or decree.

                8. The Borrower has obtained all approvals required under applicable federal and state laws (other than securities laws) to finance the Project.







                                  EXHIBIT C
         Points to be covered in the Opinion of Counsel for the Bank

         1. The Bank is a national banking association, validly existing and in good standing under the laws of the United States of America and has full power and authority to issue and deliver the Letter of Credit and to execute and deliver the Reimbursement Agreement and the Remarketing Agreement and to perform its obligations thereunder.

         2. The Reimbursement Agreement, the Letter of Credit and the Remarketing Agreement have been duly authorized and constitute valid and binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms, except as the enforceability thereof may be limited by equitable principles, or by bankruptcy, insolvency, reorganization, moratorium, liquidation and similar laws in effect from time to time affecting the enforcement of creditors, rights generally, as such laws would apply in the event of the bankruptcy, insolvency, reorganization or liquidation of, or other similar occurrence with respect to, the Bank or in the event of any moratorium or similar occurrence affecting the Bank. In connection with its opinion in this paragraph, counsel expresses no opinion as to whether a court, in the exercise of its equitable powers, may temporarily enjoin or restrain payment of the drawing under the Letter of Credit. However, counsel is of the opinion that a court would not permanently enjoin or restrain such payment in the event of a bankruptcy, reorganization, insolvency or liquidation or similar proceeding affecting the Authority or the Borrower.

         3. The issuance of the Letter of Credit and the performance by the Bank of its obligations thereunder (a) require no consents or approvals of, or filing with, any governmental or other regulatory agencies and (b) do not violate any existing law, rule, regulation or ordinance.

         4. The Letter of Credit constitutes a security issued or guaranteed by a bank within the meaning of Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") and, as such, is not required to be registered pursuant to the Securities Act.

         5. Although such counsel has not been engaged by the Bank to review generally, or to express its opinion with respect to, disclosure materials used in connection with the offer and sale of the Bonds and expresses no opinion with respect thereto other than as set forth in this Paragraph 5, such counsel has reviewed the information relating to the Letter of Credit and the Reimbursement Agreement in the Placement Memorandum (the "Placement Memorandum") set forth under the heading "The Letter of Credit and the Reimbursement Agreement." Such information sets forth accurate summaries of the portions of the Letter of Credit and Reimbursement Agreement purported to be summarized therein.





                                  EXHIBIT D
           Points to be covered in the Opinion of Authority Counsel


         1. The Authority is a body corporate and politic constituting a public instrumentality of the Commonwealth of Pennsylvania, with full legal right, power and authority to issue the Bonds and to lend the proceeds thereof to the Company in order to undertake the Project, to adopt the Resolutions, to execute and deliver the Loan Agreement, the Indenture, the Placement Memorandum and the Bond Placement Agreement, to perform its obligations thereunder and to issue and deliver the Bonds to the investors designated by the Placement Agent as provided in the Bond Placement Agreement and the Authority has complied with all applicable provisions of Pennsylvania law in all matters relating to such transactions.

         2. The Authority has duly authorized the execution, delivery and due performance of the Loan Agreement, the Indenture and the Bond Placement Agreement, the issuance and delivery of the Bonds, the execution and delivery of the Placement Memorandum, and the taking of all actions as may be required on the part of the Authority to carry out, give effect to and consummate the transactions contemplated by the same; and the making and performance of each such agreement will not conflict with, constitute a breach of, or default under, the rules of procedure of the Authority or any indenture, agreement or other instrument to which the Authority is a party or by which it is bound, or any constitutional or statutory provision of Pennsylvania law, or, to the best of such counsel's knowledge, any order, rule, regulation, decree or ordinance of any court, government or governmental body to which the Authority or any of its properties are subject.

         3. The Resolutions have been duly adopted by the Authority and are in full force and effect and constitute legal, valid and binding actions of the Authority and the Loan Agreement, the Indenture and the Bond Placement Agreement constitute legal, valid and binding obligations of the Authority.

         4. The Bonds have been duly executed and delivered by the Authority and constitute legal, valid and binding obligations of the Authority.

         5. The Authority has obtained the approval by the Mayor of the City of Philadelphia of the minutes of the public hearing required by Section 147(f) of the Internal Revenue Code of 1986, as amended, and the approval of the issuance of the Bonds by the Pennsylvania Department of Community and Economic Development has been obtained.

         6. There is no action, suit, proceeding, inquiry or investigations, at law or in equity before or by any court, regulatory agency, public board or body pending or to the best of such counsel's knowledge, threatened against the Authority, wherein an unfavorable ruling or finding would adversely affect the validity or enforceability of the Loan Agreement, the Indenture, the Bonds or the Bond Placement Agreement, or any other instrument contemplated for use in consummating the transactions contemplated thereby, or would materially and adversely affect any of the transactions contemplated by the Bond Placement Agreement.

         7. The portions of the Placement Memorandum under the headings "The Authority" and "Disclosure Required by Florida Blue Sky Regulations" and the first paragraph under the heading "Litigation" are true and correct in all material respects and said portions of the Placement Memorandum do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.